[Bear Stearns Logo]           September 12, 2002           [Merrill Lynch logo]


                                CMBS New Issue
                             Collateral Term Sheet



                                 $815,238,000
                                 (Approximate)

               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

                   Prudential Mortgage Capital Funding, LLC
                    Bear Stearns Commercial Mortgage, Inc.
                          Bear, Stearns Funding, Inc.
                    Wells Fargo Bank, National Association
                           as Mortgage Loan Sellers


                                                                                                             Assumed
                                    Initial                                                    Principal      Final
                  Approx. Size   Pass-Through       Ratings       Subordination                 Window     Distribution
      Class          (Face)          Rate       (Moody's/Fitch)       Levels      WAL (yrs.)     (mo.)         Date
      -----          ------          ----       ---------------       ------      ----------     -----         ----
       A-1        $371,811,000       [ ]%           Aaa/AAA          17.750%         5.70        1-110      12/11/2011
       A-2        $385,855,000       [ ]%           Aaa/AAA          17.750%         9.63       110-118     8/11/2012
        B         $26,483,000        [ ]%            Aa2/AA          14.875%         9.91       118-119     9/11/2012
        C         $31,089,000        [ ]%             A2/A           11.500%         9.94       119-119     9/11/2012


Bear, Stearns & Co. Inc.                                     Merrill Lynch & Co.
Co-Lead and Joint Bookrunning Manager     Co-Lead and Joint Bookrunning Manager


                      Wells Fargo Brokerage Services, LLC
                                  Co-Manager

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1
Transaction Features
>>       Sellers:
                                           No. of     Cut-off Date       % of
                   Sellers                  Loans     Balance ($)        Pool
                   -------                  -----     -----------        ----
Prudential Mortgage Capital Funding, LLC      66        526,328,385      57.1%
Bear Stearns Commercial Mortgage, Inc.        28        303,128,717      32.9%
Bear, Stearns Funding, Inc.                    1          6,565,093       0.7%
Wells Fargo Bank, National Association        31         85,152,688       9.2%
Total:                                       126        921,174,883     100.0%

>>       Loan Pool:

o    Average Cut-off Date Balance: $7,310,912
o    Largest Mortgage Loan by Cut-off Date Balance: $63,789,153
o    Five largest and ten largest loans: 21.0% and 32.7% of pool, respectively

>>   Credit Statistics:
o    Weighted average underwritten debt service coverage ratio of 1.67x
o Weighted average cut-off date loan-to-value ratio of 66.75%; weighted average balloon loan-to-value ratio of 58.40%

>>   Property Types:

Pie chart reflecting percentages of property types. Data: Retail: 41.5%;
Office: 25.0%; Multifamily: 19.2%; Industrial: 11.6%; Self Storage: 1.2%; Manufactured Housing: 1.0%; Other: 0.5%.


>>       Call Protection:
o 83.42% of the pool (104 loans) have a lockout period ranging from 25 to 49 payments from origination, then defeasance provisions.
o 11.24% of the pool (17 loans) have a lockout period ranging from 24 to 61 payments from origination, then yield maintenance.
o 0.89% of the pool (3 loans) have a lockout period ranging from 35 to 36 payments from origination, then either yield maintenance or defeasance.
o    4.45% of the pool (2 loans) has yield maintenance with no lockout period.
>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


Offered Certificates

                 Initial                                             Average      Principal      Assumed Final       Initial
              Certificate       Subordination         Ratings       Life            Window       Distribution     Pass-Through
  Class        Balance(1)           Levels        (Moody's/Fitch)   (yrs.)(2)      (mo.)(2)         Date(2)          Rate(3)
  -----        ----------           ------        ---------------   ---------      --------         -------          -------
A-1           $371,811,000         17.750%           Aaa / AAA         5.70         1-110         12/11/2011          [ ]%
A-2           $385,855,000         17.750%           Aaa / AAA         9.63        110-118         8/11/2012          [ ]%
B             $26,483,000          14.875%           Aa2 / AA          9.91        118-119         9/11/2012          [ ]%
C             $31,089,000          11.500%            A2 / A           9.94        119-119         9/11/2012          [ ]%

Private Certificates (4)


                                                                                 Principal /                         Initial
                 Initial                                             Average       Notional      Assumed Final    Pass-Through
              Certificate       Subordination         Ratings       Life         Window (mo.)    Distribution        Rate(3)
  Class      Balance(1) (5)         Levels        (Moody's/Fitch)   (yrs.)(2)        (2)            Date(2)
  -----      --------------         ------        ---------------   ---------        ---            -------
X-1            $921,174,883             n/a          Aaa / AAA          8.11           1-173       3/11/2017          [ ]%
X-2           [$__________]             n/a          Aaa / AAA         [___]           [___]      [________]          [ ]%
D                $8,060,000        10.625%            A3 / A-           9.94         119-119       9/11/2012          [ ]%
E                $9,211,000         9.625%          Baa1 / BBB+         9.94         119-119       9/11/2012          [ ]%
F               $13,817,000         8.125%          Baa2 / BBB          9.94         119-119       9/11/2012          [ ]%
G               $13,817,000         6.625%          Baa3 / BBB-         9.94         119-119       9/11/2012          [ ]%
H               $16,120,000         4.875%           Ba1 / BB+          9.94         119-119       9/11/2012          [ ]%
J               $10,363,000         3.750%           Ba2 / BB           9.94         119-119       9/11/2012          [ ]%
K                $3,454,000         3.375%           Ba3 / BB-          9.94         119-119       9/11/2012          [ ]%
L                $5,757,000         2.750%            B1 / B+           9.94         119-119       9/11/2012          [ ]%
M                $9,211,000         1.750%            B2 / B           10.01         119-120      10/11/2012          [ ]%
N                $2,302,000         1.500%            B3 / B-          10.02         120-120      10/11/2012          [ ]%
P               $13,824,883              --           NR / NR          10.26         120-173       3/11/2017          [ ]%


-----------
Notes:      (1)  Subject to a permitted variance of plus or minus 5%.
            (2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.
            (3) The Class A-1, A-2, B, C, D, E, F, H, J, K, L, M, N and P Certificates will accrue interest at a fixed rate. The Class G Certificates will be subject to a net WAC cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.
            (4)  Certificates to be offered privately pursuant to Rule 144A.
            (5) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

I.  Issue Characteristics

Issue Type:                   Public: Classes A-1, A-2, B and C (the "Offered
                              Certificates"). Private (Rule 144A): Classes
                              X-1, X-2, D, E, F, G, H, J, K, L, M, N and P.

Securities Offered:           $815,238,000 monthly pay, multi-class,
                              sequential pay commercial mortgage REMIC
                              Pass-Through Certificates, consisting of four fixed-rate principal and interest classes
                              (Classes A-1, A-2, B and C) ("Offered
                              Certificates").

Sellers: Prudential Mortgage Capital Funding, LLC ("PMCF")(1); Bear Stearns Commercial Mortgage, Inc. ("BSCMI"); Bear, Stearns Funding, Inc. ("BSFI"); Wells Fargo Bank, National Association ("WF")

Co-lead Bookrunning
        Managers:             Bear, Stearns & Co. Inc. and Merrill Lynch,
                              Pierce, Fenner & Smith Incorporated

Co-Manager:                   Wells Fargo Brokerage Services, LLC

Master Servicers:             Prudential Asset Resources, Inc. (with respect
                              to the mortgage loans sold by PMCF)

                              Wells Fargo Bank, National Association (with respect to the loans sold by BSCMI, BSFI and WF)

Special Servicers:            ARCap Special Servicing, Inc. (with respect to
                              all loans other than the RREEF Textron
                              Portfolio); Prudential Asset Resources, Inc.
                              (with respect to the RREEF Textron Portfolio)

Certificate Administrator:    Wells Fargo Bank Minnesota, National Association

Trustee:                      LaSalle Bank National Association

Fiscal Agent:                 ABN AMRO Bank N.V.

Cut-Off Date:                 October 1, 2002.

Expected Closing Date:        On or about October 3, 2002.

Distribution Dates:           The 11th of each month, commencing in November
                              2002 (or if the 11th is not a business day, the next succeeding business day).

Minimum Denominations:        $25,000 for the Class A-1 and A-2 certificates,
                              $100,000 for other Offered Certificates, and in multiples of $1 thereafter.

Delivery:                     DTC, Euroclear and Clearstream.

ERISA/SMMEA Status:           Classes A-1, A-2, B, and C are expected to be
                              ERISA eligible. No Class of Certificates is SMMEA eligible.

Rating Agencies:              The Offered Certificates will be rated by
                              Moody's Investors Service, Inc. and Fitch, Inc.

Risk Factors:                 THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                              NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                              FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT
                              AND THE "RISK FACTORS" SECTION OF THE
                              PROSPECTUS.

(1) As an alternative to selling its mortgage loans to the depositor on the issue date for the certificates, PMCF may instead enter into a sale transaction with a third party with respect to the PMCF mortgage loans prior to the issue date, in which case the depositor would acquire those mortgage loans from that third party on the issue date. Even if such a third-party sale transaction occurs, the trust's rights with respect to PMCF in connection with representations and warranties will be substantially the same as they would have been under a sale of the PMCF mortgage loans by PMCF to the depositor on the issue date. Accordingly, PMCF is presented in all relevant descriptions as the "mortgage loan seller" for its mortgage loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


II.  Structure Characteristics

The Class A-1, A-2, B, C, D, E, F, H, J, K, L, M, N and P Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class G Certificates will be subject to a net WAC cap. The X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

The Class X-1 and Class X-2 Certificates will be interests in the Class X Underlying Interest. The Class X Underlying Interest has a notional balance equal to the aggregate of the certificate balances of the principal paying certificates and a pass-through rate equal to the positive difference between
(a) the weighted average net mortgage rate of the pooled mortgage loans and (b) the weighted average pass-through rates of the principal paying certificates.

On each distribution date, the Class X-2 Certificates will be entitled to receive an amount equal to the lesser of (a) the interest distributed to the Class X Underlying Interest on such distribution date and (b) the amount shown on a schedule to the private placement memorandum for such distribution date plus amounts previously due under the schedule but unpaid. On each distribution date, the Class X-1 Certificates will be entitled to receive an amount equal to the difference between (a) the interest distributed to the Class X Underlying Interest on such distribution date and (b) the interest distributed to the Class X-2 Certificates on such distribution date.

The foregoing terms and structural characteristics of the Certificates are in all respects subject to the more detailed description thereof in the Prospectus, Prospectus Supplement and Pooling and Servicing Agreement.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


III. Collateral Characteristics



Cut-off Date Balance ($)
                                          Aggregate
                                No. of    Cut-off
                               Mortgage   Date                    % of
                                Loans     Balance ($)             Pool
                                -----     -----------             ----
      994,862 - 999,999            1         994,862               0.11
    1,000,000 - 1,999,999         12      18,383,184               2.00
    2,000,000 - 3,999,999         43     121,608,833              13.20
    4,000,000 - 5,999,999         20      99,423,511              10.79
    6,000,000 - 7,999,999         15     103,014,633              11.18
    8,000,000 - 9,999,999          8      69,730,880               7.57
   10,000,000 - 11,999,999         5      55,459,576               6.02
   12,000,000 - 13,999,999         8     105,373,405              11.44
   14,000,000 - 15,999,999         3      44,362,855               4.82
   16,000,000 - 17,999,999         2      34,464,156               3.74
   20,000,000 - 29,999,999         7     166,569,833              18.08
   30,000,000 - 63,789,153         2     101,789,153              11.05
Total:                           126     921,174,883             100.00

Min: $994,862 Max: $63,789,153
Average: $7,310,912

State
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
California                             40     217,075,089          23.57
  Southern California                  29     182,632,030          19.83
  Northern California                  11      34,443,059           3.74
Florida                                16     142,209,820          15.44
Pennsylvania                           11      63,236,190           6.86
Texas                                   7      52,209,232           5.67
Georgia                                14      51,022,290           5.54
Ohio                                    4      46,676,773           5.07
New York                                5      40,033,750           4.35
Connecticut                             1      38,000,000           4.13
Virginia                                6      31,978,722           3.47
Rhode Island                            1      25,311,005           2.75
Other States                           40     213,422,013          23.17
 Total:                               145     921,174,883         100.00


Property Type

                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
Retail                               50        381,885,299         41.46
Office                               26        230,059,950         24.97
Multifamily                          32        177,255,644         19.24
Industrial                           26        106,944,394         11.61
Self Storage                          7         10,621,535          1.15
Manufactured Housing                  3          9,433,825          1.02
Other                                 1          4,974,237          0.54
Total:                              145        921,174,883        100.00


Mortgage Rate (%)
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
5.9500% - 6.2499%                     6         50,437,00            5.48
6.2500% - 6.5499%                    10       147,857,696           16.05
6.5500% - 6.7499%                     7        53,183,281            5.77
6.7500% - 6.8499%                    10        92,509,536           10.04
6.8500% - 6.9499%                    10       121,660,257           13.21
6.9500% - 7.0499%                     9        54,955,579            5.97
7.0500% - 7.1499%                    17       168,572,696           18.30
7.1500% - 7.2499%                    17        79,672,744            8.65
7.2500% - 7.3499%                     9        39,929,698            4.33
7.3500% - 7.4499%                     8        23,791,846            2.58
7.4500% - 7.5499%                     3         9,356,359            1.02
7.5500% - 7.6499%                     4        16,883,244            1.83
7.6500% - 7.7499%                     4        10,550,197            1.15
7.7500% - 8.2800%                    12        51,814,749            5.62
Total:                              126       921,174,883          100.00

Min: 5.9500                     Max: 8.2800         Wtd Avg:  6.9301


Original Term to Stated Maturity (mos)
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
60                                   13       120,849,429         13.12
61 - 84                               8       115,076,282         12.49
85 - 120                            102       665,885,664         72.29
121 - 180                             3        19,363,508          2.10
Total:                              126       921,174,883        100.00

Min: 60                           Max: 180       Wtd Avg:  108

Remaining Term to Stated Maturity (mos)
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
47 - 60                              14       124,674,883          13.53
61 - 84                               8       119,486,010          12.97
85 - 120                            103       673,689,186          73.13
121 - 173                             1         3,324,804           0.36
 Total:                             126       921,174,883         100.00

Min: 47                           Max: 173       Wtd Avg:  103


Cut-off Date Loan-to-Value Ratio (%)
                                               Aggregate
                                    No. of      Cut-off
                                  Mortgaged       Date               % of
                                 Properties     Balance ($)          Pool
                                 ----------     -----------          ----
     25.71 - 30.00                  2           41,000,000          4.45
     30.01 - 40.00                  2            2,292,594          0.25
     40.01 - 50.00                  8           35,148,130          3.82
     50.01 - 55.00                 13           60,880,709          6.61
     55.01 - 60.00                 11           45,378,735          4.93
     60.01 - 65.00                 12          126,739,984         13.76
     65.01 - 70.00                 13           76,039,988          8.25
     70.01 - 75.00                 42          360,882,164         39.18
     75.01 - 79.74                 23          172,812,579         18.76
Total:                            126          921,174,883        100.00

Min:  25.71                   Max: 79.74         Wtd Avg:  66.75

 Loan-to-Value Ratio at Maturity (%)


                                               Aggregate
                                    No. of      Cut-off
                                  Mortgaged       Date               % of
                                 Properties     Balance ($)          Pool
                                 ----------     -----------          ----
0.00 - 20.00                          1           3,324,804           0.36
20.01 - 30.00                         4          43,292,594           4.70
30.01 - 40.00                         6          19,413,016           2.11
40.01 - 45.00                         9          37,543,634           4.08
45.01 - 50.00                        11          50,287,270           5.46
50.01 - 55.00                        16          87,286,250           9.48
55.01 - 60.00                        14         148,847,620          16.16
60.01 - 65.00                        31         238,049,338          25.84
65.01 - 70.00                        30         274,706,904          29.82
70.01 - 75.27                         4          18,423,454           2.00
   Total:                           126         921,174,883         100.00

Min: 25.71(1)                  Max: 75.27         Wtd Avg: 58.40

(1) One Mortgage Loan is fully amortizing.


Debt Service Coverage Ratios (x)


                                                Aggregate
                                    No. of       Cut-off
                                  Mortgaged       Date               % of
                                 Properties     Balance ($)          Pool
                                 ----------     -----------          ----
 1.200 - 1.249                         2        14,264,290           1.55
 1.250 - 1.299                        13        89,653,209           9.73
 1.300 - 1.349                        12        57,078,342           6.20
 1.350 - 1.399                        18       142,831,139          15.51
 1.400 - 1.449                        24       184,387,349          20.02
 1.450 - 1.499                        11        65,144,482           7.07
 1.500 - 1.549                        11        83,011,847           9.01
 1.550 - 1.599                         7        16,567,452           1.80
 1.600 - 1.649                         5        77,862,603           8.45
 1.650 - 1.699                         7        77,193,768           8.38
 1.750 - 4.950                        16       113,180,402          12.29
    Total:                           126       921,174,883         100.00

 Min: 1.200                      Max: 4.950         Wtd Avg:  1.667


All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the cut-off date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates.. Sum of Columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


IV.      Large Loan Description

                               Ten Largest Loans


                                                                                            Cut-off Date     % of       Units/
  No.           Property Name                   City             State   Property Type       Balance         Pool       SF
  ---           -------------                   ----             -----   -------------       -------         ----       --
    1.  Belz Outlet Center                   Orlando               FL     Retail             $63,789,153      6.9%      637,772
    2.  RREEF Textron Portfolio              Various            Various   Various            $41,000,000(1)   4.5%          N/A
    3.  50 Danbury Road                      Wilton                CT     Office             $38,000,000      4.1%      219,041
    4.  Cranston Parkade                     Cranston              RI     Retail             $25,311,005      2.7%      259,218
    5.  Fifth Third Center                   Dayton                OH     Office             $24,977,001      2.7%      294,850
    6.  Mountain Square Shopping Center      Upland                CA     Retail             $24,444,197      2.7%      273,189
    7.  Cityview Centre                      Fort Worth            TX     Retail             $24,288,988      2.6%      352,300
    8.  SLO Promenade                        San Luis Obispo       CA     Retail             $20,968,496      2.3%      173,347
    9.  CNL Retail Portfolio                 Various            Various   Retail             $20,955,145      2.3%      210,155
   10.  Valencia Corporate Plaza             Santa Clarita         CA     Office             $17,500,000      1.9%      144,272
        Total/Weighted Average                                                               301,233,986     32.7%


                                                                    Cut-off
                                               Loan per              Date     Balloon
                                                Unit/SF   U/W DSCR   LTV      LTV
                                                -------   --------   ---      ---

    1.  Belz Outlet Center                        $100    1.61x     64.2%     56.6%
    2.  RREEF Textron Portfolio                    N/A  4.85x(2)(3) 25.7%(2)  25.7%(2)
    3.  50 Danbury Road                           $173    1.68x     74.8%     63.0%
    4.  Cranston Parkade                           $98    1.54x     72.3%     68.5%
    5.  Fifth Third Center                         $85    1.41x     71.4%     61.4%
    6.  Mountain Square Shopping Center            $89    1.42x     74.1%     64.8%
    7.  Cityview Centre                            $69    1.37x     75.9%     66.3%
    8.  SLO Promenade                             $121    1.37x     73.8%     70.0%
    9.  CNL Retail Portfolio                      $100    1.68x     62.8%     54.9%
   10.  Valencia Corporate Plaza                  $121    1.41x     74.0%     63.8%
        Total/Weighted Average                    $101    1.98x     64.5%     57.3%

(1) Comprised of two separate tranches totaling $41,000,000. See the loan description below.
(2)   Based on an allocated portion of the A-Note original balance.
(3)   Weighted Average.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                   Mortgage Loan No. 1 -- Belz Outlet Center

                        Loan Information
Originator:                    BSCMI
Original Balance:              $64,000,000
Cut-off Date Balance:          $63,789,153
First Payment Date:            8/01/2002
Interest Rate:                 7.060%
Amortization:                  300
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 7/01/2009
Expected Maturity Balance:     $56,227,720
Sponsor(s):                    Lothar Estein
Interest Calculation:          Actual/360
Call Protection:               24-month lockout after the date
                               of securitization with U.S.
                               Treasury defeasance for the 56
                               months following and open
                               thereafter until loan maturity.




Cut-off Date Loan per SF:      $100.02
Up-front Reserves:             RE Tax:         $1,042,500
                               Insurance:      $80,576
                               Replacement:    $7,972
                               TI/LC           $40,000
                               Other           $3,000,000(1)
Ongoing Reserves:              RE Tax:         $115,833/month
                               Insurance       $15,584/month
                               Replacement:    $7,972/month
                               TI/LC           $40,000/month
Lockbox:                       Hard


       Property Information
Shadow Rating:                      BBB/Baa3
Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Factory Outlet
Location:                           Orlando, FL
Year Built/Renovated:               1981/1991
Occupancy: (2)                      91.6%
Square Footage:                     637,772

The Collateral:                     An outlet center in
                                    Orlando, FL
Ownership Interest:                 Fee

Major Tenants                 % NRSF             Rent PSF   Lease Expiration
-------------                 ------             --------        -----------
Rockport                       3.5%               $16.50       7/31/2006
Nike Retail Services           3.5%               $13.38       12/31/2007
Gap                            2.4%               $28.00       1/31/2005

Property Management:           Belz Enterprises




U/W Net Cash Flow:                  $8,801,915
Appraised Value:                    $99,400,000
Cut-off Date LTV:                   64.2%
Maturity Date LTV:                  56.6%
U/W DSCR:                           1.61x


(1) At loan closing, the borrower escrowed $3,000,000 to offset short term rent concessions to be released when the effective gross income reaches $17,246,000 per annum.
(2)  Occupancy is based on the rent roll dated 3/31/2002.

The Belz Outlet Center Loan

     The Loan. The largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Belz Outlet Center located in Orlando, Florida.

     The Borrower. The borrower is Orlando Outlet World, LTD, a Florida limited partnership. The borrower owns no material assets other than the mortgaged property and related interests. The sole general partner of the borrower is Welp Orlando Outlet Center, LLC, a Florida limited liability company whose managing member is Mr. Lothar Estein. Mr. Estein has over 30 years experience in the U.S. real estate market. Mr. Estein and his partners own eleven factory outlet centers totaling 5.25 million square feet. Eight of these centers are managed by Belz Enterprises.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


     The Property. Belz Outlet Center is a 637,772 SF factory outlet center located in southwest Orlando in the International Drive and Universal Studios tourist area. The property consists of two interior malls and four annexes, which were built in stages from 1981 through 1991. The property is located immediately adjacent to the intersection of Interstate 4 and the Florida Turnpike, one of the busiest interchanges in Florida with a traffic count of 113,000 cars per day. The property is 4 miles from the Orlando Convention Center and three miles from Universal Studios. Approximately 15 million people visit the area each year.

     The property has a diverse national tenant base and no tenant represents greater than 3.5% of the NRA. Sales at the center were approximately $292 PSF in 2001 and $359 PSF in 2000. Sales in 2001 were above the national average of $255 per square foot for outlet centers.

     Significant Tenants: The property is currently 91.6% occupied by approximately 165 tenants.

     Rockport occupies 22,299 SF (3.5% of the total NRA) under a lease for $16.50 PSF expiring in 2006. The Rockport lease is guaranteed by its parent company, Reebok International LTD., (rated BBB- by S&P and Baa3 by Moody's). Reebok International LTD. designs, markets, and distributes sports, fitness, and casual footwear, apparel, and equipment. Reebok owns or licenses various different brand names including Reebok, Rockport, Ralph Lauren, Polo, and Greg Norman.

     Nike Retail Services occupies 22,039 SF (3.5% of the total NRA) under a lease for $13.38 PSF expiring in 2007. Nike reported sales at the center of $847 PSF in 2001 and occupancy costs of approximately 2%. Nike, Inc. (rated A by S&P and A2 by Moody's) holds approximately 35% of the U.S. athletic shoe market. Nike sells its products through approximately 17,000 retail accounts in the US as well as independent distributors and licensees in 140 other countries.

     The Gap, Inc. occupies 15,067 SF (2.4% of the NRA) under a lease for $28.00 PSF expiring in 2005. The Gap reported sales at this location of approximately $583 PSF and occupancy costs of approximately 5%. The Gap, Inc. is an international specialty retailer that sells casual apparel, personal care, and other accessories for men, women, and children. The Gap operates more than 4,100 stores worldwide in the U.S., United Kingdom, Canada, France, Japan, and Germany.

     Additional tenants include Walt Disney (rated A- by S&P and A3 by Moody's), which reported sales of approximately $900 PSF, Tommy Hilfiger, which reported sales of approximately $770 PSF, and Timberland, which reported sales of approximately $895 per PSF.

     Property Management The property is managed by Belz Enterprises. Belz Enterprises develops, owns, and manages over 25 million square feet of commercial real estate space, including industrial properties, shopping centers, office buildings and corporate campuses. Belz Enterprises has developed more than 40 shopping complexes across the United States, including residential strip centers, regional malls, and factory outlets.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness.  Not allowed.

     Release of Parcels.  None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                Mortgage Loan No. 2 -- RREEF Textron Portfolio

                        Loan Information
Originator:                    PMCF
Original Balance: (1)          $41,000,000
Cut-off Date Balance: (1)      $41,000,000
First Payment Date:            6/01/2002
Interest Rate:                 7- Year Tranche = 6.160%
                               10-Year Tranche = 6.370%

Amortization:                  Interest Only
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 7- Year  Tranche = 5/01/2009
                               10-Year Tranche = 5/01/2012

Expected Maturity Balance:     $41,000,000
Sponsor(s):                    Textron Master Trust
Interest Calculation:          30/360
Call Protection:               Prepayment is permitted subject
                               to the payment of the greater of
                               (i) yield maintenance or (ii) 1%
                               of the principal balance prepaid
                               multiplied by the number of
                               months remaining until maturity
                               divided by the original term of
                               the loan.

Cut-off Date Loan per SF:      NAP
Up-front Reserves:             NAP
Ongoing Reserves:              NAP
Lockbox:                       NAP

Property Information
Shadow Rating:                     AAA/Aaa
Single Asset/Portfolio:            Portfolio
Property Type:                     See table below
Property Sub-type:                 Various
Location:                          See table below
Year Built/Renovated:              Various
Occupancy:                         See table below
Square Footage:                    See table below

The Collateral:                    A seven-asset portfolio comprised of
                                   multifamily, office,
                                   industrial/warehouse and retail space.


Ownership Interest:                Fee(2)

Major Tenants            % NRSF          Rent PSF   Lease Expiration
See table below

Property Management:               RREEF Management Company

U/W Net Cash Flow:                 $12,511,359

Appraised Value:                   $159,500,000
Cut-Off Date LTV:                  25.7%(3)
Maturity Date LTV:                 25.7%(3)
U/W DSCR:                          4.85x(3) (4)



(1) Represents the senior A-Note portion of an $80,000,000 loan. The A-Note is further divided into a 10-Year tranche in the amount of $25,625,000 and a 7-Year tranche in the amount of $15,375,000.
(2) The Bear Creek Village Shopping Center property is a combined fee and leasehold interest.
(3)  Based on allocated portion of the A-Note original balance.
(4)  Weighted average.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1




                                                       Jurisdiction       Property    Square Feet       Loan PSF or
        Property Name                       City         or State          Type        or Units         Unit (1)     Occupancy
        -------------                       ----         --------          ----          -----         -----        ---------

Demonet Building               Washington                   DC           Office         94,893           $64.81      88.5% (3)

Dallas Industrial Portfolio    Carrollton, Farmers          TX         Industrial       561,920          $9.67       93.8% (3)(6)
                               Branch and Richardson

Lakeridge at the Moors         Miami                        FL         Multifamily        175          $18,303.57    90.9% (2)

Pointe at Crystal Lake         Pompano Beach                FL         Multifamily        292          $17,200.34    91.1% (3)

Bear Creek Village Shopping    Redmond                      WA           Retail         175,040          $36.31      98.2% (3)
Center

I-290 Industrial Park          Northborough                 MA         Industrial       576,644          $13.24      94.9% (3)


Marley Run Apartments          Pasadena                     MD         Multifamily        336          $21,430.43    95.8% (3)

                                                                    Rent PSF or
        Property Name            Major Tenant (4)       % NRSF        Unit (5)       Lease Expiration
        -------------           -------------          ------        -----                ----------

Demonet Building               Birch Horton Bittner      10.7%         $33.10           11/30/2003

Dallas Industrial Portfolio       Servicecraft, LLC      20.7%          $3.20           11/30/2006


Lakeridge at the Moors                 NAP                NAP         $938.25              NAP

Pointe at Crystal Lake                 NAP                NAP         $875.42              NAP

Bear Creek Village Shopping          Safeway             26.2%          $3.28            9/01/2006
Center

I-290 Industrial Park             USCO Logistics         15.1%          $5.50            5/31/2003
                                     Services

Marley Run Apartments                  NAP                NAP         $971.50              NAP


(1)  Based on allocated portion of the A-Note original balance.
(2)  Occupancy is based on the rent roll dated 6/24/2002.
(3)  Occupancy is based on the rent roll dated 6/25/2002.
(4) The major tenant is the largest tenant in each of the respective commercial properties.
(5) For multifamily properties, rent per unit is based on the underwritten gross potential rent divided by the total number of units.
(6) A tenant representing 14.7% of the total NRA for the Dallas Industrial Portfolio has vacated its space but continues, and is obligated, to pay rent.

The RREEF Textron Portfolio Loan

     The Loan. The second largest loan is the RREEF Textron Portfolio, which is the senior A-Note portion of an $80,000,000 loan that also has a subordinate $39,000,000 B-Note portion. Both the A-Note and the B-Note are evidenced by seven separate notes that are cross-collateralized and cross-defaulted. The notes were further divided into two pari passu tranches: a 10-year tranche with a loan amount of $25,625,000 and a note rate of 6.37%; and a 7-year tranche with a loan amount of $15,375,000 and a note rate of 6.16%.

     The Borrowers. The borrowers are eight separate entities: TCIT Dallas Industrial, Inc., a Delaware corporation, TMT Bear Creek Shopping Center, Inc., a Delaware corporation, Bear Creek Village, L.L.C., a Delaware limited liability company, TMT Marley Run II, L.L.C., a Delaware limited liability company, TMT Pointe at Crystal Lake, Inc., a Delaware corporation, TMT Demonet, Inc., a Delaware corporation, TMT 290 Industrial Park, Inc., a Delaware corporation and TMT Lakeridge at the Moors, Inc., a Delaware corporation. The borrowing entities are owned and controlled by the Textron Master Trust, the pension fund of Textron, Inc., which is rated A by Fitch, A3 by Moody's and A by S&P. Textron, Inc. is a multi-industry company whose business segments include aviation, fastening systems, and industrial components and products. The Textron Master Trust is advised by RREEF, an institutional pension fund advisor founded in 1975.

     The Properties.

          Demonet Building: The Demonet Building is a 94,893 SF Class "A-/B+" office building located in the Golden Triangle area of Washington, D.C. The improvements, constructed in 1984, consist of a four-story and 12-story building with an underground three-level parking garage. The property is located on the southeast corner of Connecticut Avenue and M Street.

          Dallas Industrial Portfolio: The portfolio is comprised of five separate industrial properties located in Texas. The Carrolton property is a 241,354 SF one-story warehouse constructed in 1985 and located approximately 16 miles northwest of the Dallas central business district ("CBD"). The Farmers Branch property is an 82,464 SF one-story warehouse constructed in 1971 and is located approximately 11 miles north of the Dallas CBD. The

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

          first Richardson property is Exchange Drive, a 54,731 SF one-story industrial flex building constructed in 1979. The second Richardson property is Glenville Drive, which consists of two one-story industrial flex buildings totaling 67,200 SF constructed in 1979. The third Richardson property is Commerce Drive, which consists of two one-story industrial flex buildings totaling 116,171 SF constructed in 1980. All three of the Richardson properties are located approximately 13 miles northeast of the Dallas CBD.

          Lakeridge at the Moors: Lakeridge at the Moors is a 175-unit garden style apartment complex located in Miami, Florida, approximately 20 miles northwest of the Miami CBD. The improvements, constructed in 1991, consist of four three-story buildings. The unit mix consists of 50 one-bedroom/one-bath units containing 775 SF and 125 two-bedroom/two-bath units containing 1,050 SF. Units feature covered patios and balconies, vaulted ceilings, and washers and dryers. The property amenities include a swimming pool, sun deck, fitness center, fishing pier and barbecue area. All of South Florida's major highways, including the Palmetto Expressway, I-95, I-75 and Florida's Turnpike, are accessible from the property.

          Pointe at Crystal Lake: Pointe at Crystal Lake is a 292-unit garden style apartment complex located in Pompano Beach, Florida, approximately three miles north of downtown Pompano Beach. The improvements, constructed in 1988, consist of 21 two-story buildings. The unit mix consists of 88 one-bedroom/one-bath units containing 790 SF, 160 two-bedroom/two-bath units containing 960 SF and 44 three-bedroom/two-bath units containing 1,170 SF. Units feature private balconies, and washers and dryers. The property amenities include two swimming pools and spas with sun decks, lighted tennis courts, racquetball courts, a fitness center and various other lakefront amenities. The property can access major thoroughfares in Florida giving it local and regional accessibility.

          Bear Creek Village Shopping Center: Bear Creek Village Shopping Center is a 175,040 SF grocery-anchored shopping center located in Redmond, Washington, approximately 15 miles east of the Seattle CBD. The improvements, constructed in 1976 and renovated in 1987, consist of six one-story buildings. The property is 98.2% occupied by 30 tenants. Safeway, the largest tenant at the property, occupies 45,938 SF and is rated Baa2 by Moody's and BBB by S&P.

          I-290 Industrial Park: I-290 Industrial Park is a 576,644 SF industrial park located in Northborough, Massachusetts, approximately 40 miles west of downtown Boston. The improvements, constructed in 1974 and 1980, consist of six one-story buildings. The property is served by highways I-90, I-495, I-290 and Routes 9 and 20. The predominant use of real estate in the area is for warehousing due to the location.

          Marley Run Apartments: Marley Run Apartments is a 336-unit apartment complex located in Pasadena, Maryland, approximately ten miles southeast of Baltimore. The improvements, constructed in 1990, consist of 18 two-and three-story buildings. The unit mix consists of 200 one-bedroom/one-bath units containing between 654 and 767 SF and 136 two-bedroom/two-bath units containing between 945 and 1,073 SF. Units feature balconies, patios or sunrooms, vaulted ceilings, and washers and dryers. The property amenities include a swimming pool with sunning pavilion, a lighted tennis court, a fitness center and a playground. The property offers access to I-695 that connects to Baltimore to the north and Annapolis to the south.

     Property Management. The properties are managed by RREEF Management
Company.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

     Release and Substitution Provisions. The borrower under the RREEF Textron Portfolio may obtain a release of any of the RREEF Textron Portfolio Properties (not to exceed four properties in the aggregate or two properties in any one year) upon the satisfaction of various conditions set forth in the related loan documents, including: (i)

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

payment of the release price, in an amount equal to 110% of the allocated loan amount applicable to the property to be released, (ii) payment of the applicable prepayment premium, (iii) maintenance of certain debt service coverage and loan-to-value ratios with respect to the remaining properties, and (iv) under certain conditions set forth in the loan documents, consent of the RREEF Textron Portfolio B-Note holder (currently, Prudential Insurance Company of America). In addition, upon satisfaction of certain criteria set forth in the loan documents, the borrower may replace up to five of the RREEF Textron properties with substitute properties during the loan term.

     Additional A-Note and B-Note information. The RREEF Textron Portfolio Mortgage Loan (A-Note) and the RREEF Textron Portfolio B-Note Loan (B-Note) are subject to an agreement among noteholders. For so long as no monetary event of default or other material event of default exists with respect to the loans, and the loans are not being specially serviced, payments of interest and principal will be made on the A-Note and the B-Note on a pro rata basis. Upon an event of default under the RREEF Textron Portfolio Loan, the holder of the B-Note will be entitled to cure the default for an additional five days beyond any permitted grace period, in which event payments of interest and principal on the A-Note and B-Note will be made on a pro rata basis. However, for as long as a monetary event of default or other material event of default exists with respect to the loans or the loans are being specially serviced, the agreement among noteholders requires that all amounts received in respect of the loans will be applied: first, to cover, or to reimburse various parties for, servicing advances/expenses relating to the loans; second, to pay principal and interest (other than Default Interest) due on the A-Note; third, to pay principal and interest (other than Default Interest) on the B-Note; fourth, to pay any yield maintenance charge or other prepayment premium payable on the A-Note; fifth, to pay any yield maintenance charge or other prepayment premium on the B-Note; sixth, to pay Default Interest on the A-Note; seventh, to pay Default Interest on the B-Note; and eighth, to allocate any remaining amounts between the A-Note and the B-Note on a pro rata basis. In the event that there exists a payment default under the RREEF Textron Portfolio Mortgage Loan that continues for 90 days or more, or the A-Note becomes specially serviced, the holder of the B-Note will be entitled to purchase the A-Note from the trust at a price generally equal to the principal balance plus accrued interest. The holder of the B-Note is not required to pay any prepayment premium in connection with such purchase.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                    Mortgage Loan No. 3 -- 50 Danbury Road

                        Loan Information
Originator:                    PMCF
Original Balance:              $38,000,000
Cut-off Date Balance:          $38,000,000
First Payment Date:            10/01/2002
Interest Rate:                 6.400%
Amortization:                  2 years Interest Only and 25
                               years thereafter
ARD:                           9/01/2012
Hyperamortization:             After the ARD, the interest rate
                               steps up to the greater of 6.400%
                               plus 2% or the treasury rate plus
                               2%.
Maturity Date:                 9/01/2029
Expected Maturity/ARD          $31,978,504
Balance:
Sponsors:                      Jonathan Davis and Paul Marcus
Interest Calculation:          Actual/360
Call Protection:               26-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 90
                               months and open thereafter until
                               loan maturity.

Cut-off Date Loan per SF:      $173.48
Up-front Reserves:             RE Tax:         $87,180
                               Other: (1)      $1,049,211
Ongoing Reserves:              RE Tax:         $29,060/month
                               Replacement:    $3,651/month
                               FutureTI/LC:    $19,000/month(2)
Lockbox:                       Hard (A/B), In-Place


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Office
Property Sub-type:                  Suburban
Location:                           Wilton, CT
Year Built/Renovated:               1960/2001
Occupancy: (3)                      96.1%
Square Footage:                     219,041

The Collateral:                     A two-story Class A condominium office
                                    property.

Ownership Interest:                 Fee

Major Tenants                        % NRSF     Rent PSF    Lease Expiration
-------------                        ------     --------     -----------
D.L. Ryan Companies, Ltd.             47.6%      $30.25       8/31/2012
AIG Financial Products Corporation    30.0%      $26.70       3/31/2017


Property Management:                Davis Management Corporation

U/W Net Cash Flow:                  $4,149,428


Appraised Value:                    $50,800,000

Cut-Off Date LTV:                   74.8%
Maturity/ARD Date LTV:              62.9%
U/W DSCR: (4)                       1.68x



(1) Borrower assigned to lender the letter of credit posted by D.L. Ryan Companies, Ltd. as a security deposit. The letter of credit will be reduced in accordance with the terms of the D.L. Ryan Companies, Ltd. lease to $786,908 at the beginning of the fourth year of the loan term.
(2) Commencing 5/01/2007, a TI/Leasing reserve will be established into which the borrower will be required to deposit $19,000/month up to a $3,200,000 cap during the loan term.
(3) Occupancy is based on the rent roll dated 6/26/2002.
(4) U/W DSCR is calculated based on the interest only period. U/W DSCR calculated based on the payments after the interest only period, which include amortization, will be 1.36x.

The 50 Danbury Road Loan

     The Loan. The third largest loan is evidenced by a promissory note and is secured by a first mortgage on 50 Danbury Road located in Wilton, Connecticut.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

     The Borrower. The borrower is Wilton 50, LLC, a Delaware limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is wholly owned by DIV 50, LLC, a Massachusetts limited liability company, which is controlled by Paul Marcus and Jonathan Davis, as managers. Paul R. Marcus is a principal of The Davis Companies and the president of Davis Investment Ventures, Inc. He has been in the real estate business for over 20 years and has been involved in the acquisition, planning, design and construction of over eight million square feet of office, research and development space, 2,000 hotel rooms, medical laboratory projects and mixed use developments. Jonathan G. Davis is the founder and principal of The Davis Companies. His firm has renovated and developed over $800 million of real property and has offices in Boston and Connecticut.

     The Property. 50 Danbury Road is a Class "A" condominium office property, located in Wilton, CT, approximately 40 miles northeast of New York City.

     The property consists of a single two-story condominium office building containing 219,041 SF of office space. Common facilities of the property include a 237-space parking garage, connected to the building by an enclosed bridge, a surface parking lot, and basketball, volleyball and tennis courts. The property was constructed in 1960 and underwent a total of approximately $48 million in renovations in 1988 ($30 million) and in 2001 ($18 million).

     50 Danbury Road is currently 96% occupied by 6 tenants, including D.L. Ryan Companies, Ltd. and AIG Financial Products Corporation.

     Significant Tenants: The largest tenant, D.L. Ryan Companies, Ltd., is a privately owned marketing company. It occupies 104,229 SF (47.6% of the total
NRA) under a lease for $30.25 PSF expiring in August 2012. D.L. Ryan Companies, Ltd. uses the property as its headquarters.

     AIG Financial Products Corporation ("AIG") is the second largest tenant, occupying 65,584 SF (30.0% of the total NRA) under a lease for $26.49 PSF expiring in March 2017. AIG is rated Aaa by Moody's and AAA by S&P. It is a U.S.-based international insurance and financial services organization and a major underwriter of commercial, industrial, and life insurance in the U.S.

     Alea North American Company is the third largest tenant, occupying 20,737 SF, (9.5% of the total NRA) under a lease for $33.25 PSF expiring in March 2012. Alea North American Company is a global multi-line re-insurer/insurer. It is rated A- by S&P.

     Property Management. The property is managed by Davis Management Corporation, an affiliate of the borrower.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. The borrower has a reimbursement obligation to AIG, which funded the construction of the 237-space garage at a cost of $4,085,000 (the "Garage Cost"). If AIG is not fully reimbursed by 2015, the last payments of the base rent during AIG's original lease term, in an amount equal to the unreimbursed Garage Costs, will be eliminated. An affiliate of the borrower that owns a contiguous parcel on which it intends to construct a new office building (and any transfers of such affiliate) is prohibited from constructing any such building until such time as the borrower has either paid or collateralized the Garage Costs (in the form of cash or letter of credit). If the borrower does not satisfy this obligation, the unreimbursed Garage Costs become a recourse obligation under the recourse guarantee.

     Release Provision. Subject to satisfaction of the conditions set forth in the loan documents, including compliance with all laws, the borrower may release an immaterial portion of the property from the mortgage in connection with a boundary line adjustment.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                    Mortgage Loan No. 4 -- Cranston Parkade

      Loan Information

Originator:                    BSCMI
Original Balance:              $25,350,000
Cut-off Date Balance:          $25,311,005
First Payment Date:            9/01/2002
Interest Rate:                 6.750%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 8/01/2007
Expected Maturity Balance:     $23,966,239
Sponsor(s):                    Joseph Paolino Jr. & Neil Ellis
Interest Calculation:          Actual/360
Call Protection:               24-month lockout after the date
                               of securitization with U.S.
                               Treasury defeasance for the 33
                               months following and open
                               thereafter until loan maturity.




Cut-off Date Loan per SF:      $ 97.64
Up-front Reserves:             RE Tax:         $79,340
                               Insurance:      $11,543
                               Replacement:    $3,240
                               Debt Service:   $82,000
                               Other: (1)      $1,375,000
Ongoing Reserves:              RE Tax:         $39,670/month
                               Insurance:      $5,771/month
                               Replacement:    $3,240/month
                               TI/LC:          $8,333/month
Lockbox:                       Hard


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Cranston, RI
Year Built/Renovated:               2001/NAP
Occupancy: (2)                      100%
Square Footage:                     259,218

The Collateral:                     A grocery-anchored neighborhood shopping
                                    center
Ownership Interest:                 Fee

Major Tenants                        % NRSF     Rent PSF    Lease Expiration
-------------                        ------     --------      -----------
Kmart                                 40.0%       $9.85        5/31/2027
Stop & Shop                           25.5%      $17.94       11/30/2021
AJ Wright                             9.1%        $8.50        3/31/2012

Property Management:                Paolino Management, LLC


U/W Net Cash Flow:                  $3,034,829
Appraised Value:                    $35,000,000
Cut-off Date LTV:                   72.3%
Maturity Date LTV:                  68.5%
U/W DSCR:                           1.54x

(1) At loan closing, the Borrower escrowed $1.375 million. An additional $760,000 will be collected through a cash flow sweep. $825,000 will be released when Kmart affirms its lease in bankruptcy court provided the property has a debt service coverage ratio of at least1.25x; the remaining funds will be released when Kmart has emerged from bankruptcy and provides a new estoppel and provided the property has a debt service coverage ratio of at least 1.25x.

(2) Occupancy is based on the rent roll dated 7/28/2002.

The Cranston Parkade Loan

     The Loan. The fourth largest loan is secured by first priority mortgage on the Cranston Parkade, a newly constructed community shopping center located in Cranston, Rhode Island.

     The Borrower. The borrower is Cranston/BVT Associates Limited Partnership, a Rhode Island limited partnership. The borrower owns no material assets other than the properties and related interests. The sponsors for this transaction are Joseph Paolino, Jr. and Neil Ellis. Mr. Paolino has worked in his family real estate business since 1973. Mr. Paolino is the former mayor of Providence, Rhode Island. Mr. Ellis is a principal of First Hartford Realty

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

Corporation. This company has developed approximately 4.8 million SF of shopping center space, 3.6 million SF of industrial space,602,000 SF of office buildings, and 5,365 housing units.

     The Property. Cranston Parkade is a new anchored community shopping center located in Cranston, Rhode Island. Cranston is situated within an approximate 10-minute drive from Providence, Rhode Island's largest city and the state capital. The property was completed in 2001 and consists of two Class A retail buildings totaling 259,218 square feet. The center is anchored by a Super Stop & Shop, Kmart and AJ Wright. The property is 100% occupied with a mixture of national and local tenants, with a majority of the space expiring after the loan term.

     Cranston is a well established in-fill community. The property is situated on the south side of Garfield Avenue directly adjacent to a new Lowe's Home Improvement Center and just east of a recently constructed exit for Route 10. Route 10 is a feeder road to I-295 and I-95, the two major interstates in the Providence MSA. According to the appraiser, average occupancy for the five most competitive centers in the area is 97%. The site is approximately 27 acres and contains approximately 1,000 parking spaces (3.9 per 1,000 square feet).

     Significant Tenants: The property is 100% occupied by a total of 14 tenants.

     Kmart occupies 103,672 SF (40.0% of the total NRA) under a lease for $9.85 PSF expiring in 2027. On January 22, 2002, Kmart Corporation filed Chapter 11 bankruptcy. Since that time, Kmart obtained $2.0 billion in financing to fund their operation through the bankruptcy process. The Cranston store opened in November of 2001 and based on the first 36 weeks of operations, annualized sales are $170 PSF. In addition, the loan is structured with an upfront escrow of $1.375 million and a cash-flow sweep totaling approximately $760,000. These funds equate to 24 months of Kmart's base rent.

     Stop & Shop occupies 66,078 SF (25.5% of the total NRA) under a lease for $17.94 PSF expiring in 2021. Stop & Shop is a wholly owned subsidiary of Royal Ahold NV. Royal Ahold NV, in turn, is a wholly owned subsidiary of Koninklijke Ahold NV (rated Baa1 by Moody's and BBB+ by S&P). Stop & Shop currently operates 321 grocery stores throughout New England, New York and New Jersey. Sales at the Cranston store are approximately $405 PSF.

     AJ Wright occupies 23,696 SF (9.1% of the total NRA) under a lease for $8.50 PSF expiring in 2012. AJ Wright is the newest retail chain of the TJX Companies, Inc., the parent of T.J. Maxx and Marshall's stores. TJX Companies Inc. is rated A3 by Moody's and A- by S&P. TJX opened 20 AJ Wright Stores in fiscal 2002 bringing their total up to 45.

     Property Management. The property is managed by Paolino Management, LLC, and entity controlled by Joseph Paolino, Jr.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness.  Not allowed.

     Release of Parcels.  None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

     Mortgage Loan No. 5 -- Fifth Third Center


             Loan Information

Originator:                    PMCF
Original Balance:              $25,000,000
Cut-off Date Balance:          $24,977,001
First Payment Date:            10/01/2002
Interest Rate:                 6.410%
Amortization:                  360 months
ARD:                           9/01/2012
Hyperamortization:             After the ARD, the interest rate
                               steps up to the greater of 6.410%
                               plus 2% or the treasury rate plus
                               2%.
Maturity Date:                 9/01/2032
Expected Maturity/ARD          $21,492,428
Balance:
Sponsor:                       Danis Properties Co., Inc.
Interest Calculation:          Actual/360
Call Protection:               26-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 90
                               months and open thereafter until
                               loan maturity.

Cut-off Date Loan per Unit:    $84.71
Up-front Reserves:             RE Tax:         $146,851
                               Insurance:      $67,136
Ongoing Reserves:              RE Tax:         $41,957/month
                               Insurance:      $6,103/month
                               Replacement:    $4,910/month
                               Leasing: (1)    $31,750/month

Lockbox:                       Hard (A/B), In-Place


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Office
Property Sub-type:                  CBD Office
Location:                           Dayton, OH
Year Built/Renovated:               1989/NAP
Occupancy: (2)                      86.1%
Square Footage:                     294,850

The Collateral:                     A 20-story Class A office
                                    building
Ownership Interest:                 Fee

Major Tenant                        % NRSF         Rent PSF    Lease Expiration
------------                        ------         --------      -----------
Fifth Third Bank                     36.0%          $22.85       11/30/2009


Property Management:                NAI Larry Stein Realty

U/W Net Cash Flow:                  $2,653,172
Appraised Value:                    $35,000,000
Cut-Off Date LTV:                   71.4%
Maturity/ARD Date LTV:              61.4%
U/W DSCR:                           1.41x


(1) Subject to a $1,500,000 cap.

(2) Occupancy is based on the rent roll dated 8/01/2002.

The Fifth Third Bank Loan

     The Loan. The fifth largest loan is evidenced by a promissory note and is secured by a first mortgage on the Fifth Third Center located in Dayton, Ohio.

     The Borrower. The borrower is Fifth Third Center, Inc., an Ohio corporation. The borrower owns no material assets other than the property and related interests. The loan sponsor, Danis Properties Co., Inc. ("DPC"), owns 100% of Danis Fifth Third Center Holding Company, Inc., which owns 100% of the borrower. DPC owns 10 office, four

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

industrial and two retail properties comprising approximately 1,000,000 square feet of space. DPC is wholly owned by Tom Danis through his 100% ownership of The Danis Companies.

     The Property. The property is a Class "A", 294,850 SF office building located in the CBD of Dayton, OH, approximately 30 miles northeast of Cincinnati. Built in 1989, the building is constructed of structural steel with a granite and concrete exterior curtain wall, and includes a 148-space, two-level underground parking garage.

     Fifth Third Center is currently 86.1% occupied by a total of 27 tenants.

     Significant Tenants: Fifth Third Bank occupies 105,925 SF (36% of the total NRA) under a lease for $22.85 PSF expiring in November 2009. The lease contains four five-year renewal options. This company operates 16 affiliate banks and other financial service subsidiaries principally in Ohio, Kentucky, Indiana, Illinois, Michigan, West Virginia and Florida, while using the subject property as its regional headquarters. Fifth Third Bank is rated Aa2 by Moody's and AA- by S&P.

     Additional tenants at the property include PaineWebber, Inc. (19,124 SF), General Services Administration (14,394 SF), Ernst & Young (11,975 SF), Morgan Stanley Dean Witter (9,558 SF) and McDonald & Company (7,477 SF).

     Property Management. The property is managed by NAI Larry Stein Realty, an affiliate of the borrower. NAI Larry Stein Realty, a wholly owned subsidiary of DPC, has been providing management services since 1958 and currently is responsible for managing approximately 3,000,000 SF of commercial space, including the 1,000,000 SF owned by DPC.

     Mezzanine or Subordinate Indebtedness. Contemporaneous with the funding of the first mortgage loan, Prudential Mortgage Capital Company, LLC, funded a mezzanine loan in the amount of $1,250,000. The borrower under the mezzanine financing is Danis Fifth Third Center Holding Company, Inc., the entity that wholly owns the mortgage borrower. The mezzanine loan is secured by an equity interest in the mortgage borrower and is a 10-year, fully amortizing loan with an interest rate of 11.0%. The mezzanine lender has agreed that it shall not exercise its rights to foreclose upon the pledged equity interests in the mortgage borrower unless both rating agencies have confirmed that the resulting transfer of such equity interests would not result in a downgrade, qualification or withdrawal of the ratings on any of the outstanding certificates, the property will be managed by an experienced property manager and, if not then in place, a hard lockbox is implemented promptly after such transfer is completed.

     Additional Indebtedness.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

            Mortgage Loan No. 6 -- Mountain Square Shopping Center

               Loan Information

Originator:                    PMCF
Original Balance:              $24,625,000
Cut-off Date Balance:          $24,444,197
First Payment Date:            2/01/2002
Interest Rate:                 6.760%
Amortization:                  360 months
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 1/01/2012
Expected Maturity Balance:     $21,367,298
Sponsor:                       CT Operating Partnership, L.P.
Interest Calculation:          Actual/360
Call Protection:               34-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 82
                               months and open thereafter until
                               loan maturity.




Cut-off Date Loan per SF:      $89.48
Up-front Reserves:             RE Tax:         $294,665
                               Insurance:      $21,651
                               Other: (1)      $625,000
Ongoing Reserves:              RE Tax:         $58,933/month
                               Replacement:    $4,553/month
                               TI/Leasing:     $16,800/month
                               Future: (2)
Lockbox:                       Hard (A/B), In-Place


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Upland, CA
Year Built/Renovated:               1988/NAP
Occupancy: (3)                      94.3%
Square Footage:                     273,189

The Collateral:                     Anchored retail center consisting of five
                                    single-story buildings.
Ownership Interest:                 Fee

Major Tenants                       % NRSF         Rent PSF   Lease Expiration
-------------                       ------         --------     -----------
The Home Depot (4)                   37.7%          $10.23       1/31/2009
Von's                                23.3%          $9.95        12/31/2008
Staples                              8.8%           $13.00       8/31/2008

Property Management:                CT Operating Partnership, L.P.

U/W Net Cash Flow:                  $2,717,437


Appraised Value:                    $33,000,000
Cut-Off Date LTV:                   74.1%
Maturity Date LTV:                  64.7%
U/W DSCR:                           1.42x


(1) A $625,000 reserve was established at closing in connection with the former Cigarettes Cheaper space (0.4% of the total NRA) and the space leased by Casual Male (1.10% of the total NRA), which is currently in bankruptcy. $250,000 of the reserve is allocated to the Cigarettes Cheaper space and is to be held by the lender until such time as the 1,200 SF former Cigarettes Cheaper space is leased to a new tenant on the terms set forth in the deed of trust. $375,000 is allocated to the Casual Male space and is to be held until such time as either (a) a final order of the bankruptcy court affirming the existing lease of the Casual Male space is received by the lender, or (b) a replacement lease for the Casual Male space is executed on the terms set forth in the deed of trust. In addition, the respective reserves are not to be released until such time as (i) the tenants have opened for business, have commenced and continue to pay rent, and have delivered an estoppel to the lender; and (ii) the borrower delivers satisfactory evidence to the lender that all leasing costs relating to the said tenants have been paid in full.
(2) Commencing on 9/1/2003, the borrower is required make monthly payments of $18,571 in connection with the Home Depot tenant, $11,066 in connection with the Von's space and $5,109 in connection with the Staples space. These payments, which relate to potential rollover costs, will continue through 8/01/2008 unless the borrower satisfies certain conditions set forth in the deed of trust.
(3)   Occupancy is based on the rent roll dated 5/31/2002.
(4) The Home Depot occupies 2 contiguous units. The first unit consists of 98,064 SF at a base rent of $9.85 PSF NNN expiring 1/31/2009 and the second unit consists of 4,800 SF at a base rate of $18.00 PSF NNN expiring 3/31/2007.

The Mountain Square Shopping Center Loan

     The Loan. The sixth largest loan is evidenced by a promissory note and is secured by a deed of trust on the Mountain Square Shopping Center located in Upland, California.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

     The Borrower. The borrower is CT Realty Properties Finance II, LLC, a Delaware limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is controlled by Center Trust, Inc., a publicly traded REIT (NYSE: CTA). Center Trust conducts substantially all of its operations through CT Operating Partnership, L.P., the loan sponsor. Center Trust's portfolio consists of 31 community shopping centers, two regional malls and two single tenant facilities with all properties aggregating to approximately 7.9 million square feet of retail space.

     The Property. Mountain Square Shopping Center is an anchored retail center located in Upland, California, approximately 35 miles east of Los Angeles. The property is situated within the Inland Empire, which is comprised of San Bernardino and Riverside Counties and represents the largest geographical MSA in the United States. The estimated 2000 population of the Inland Empire was 3,190,294.

     The property consists of five single-story buildings containing 273,189 SF of retail space. Approximately $500,000 was invested in 2002 in the property to enhance architectural features, aesthetics and landscaping.

     Mountain Square Shopping Center is currently 94% occupied by a total of 24 tenants. Of these 24 tenants, tenants accounting for approximately 70% of the space are either investment grade or have an investment grade parent. Over 62% of the space is occupied by tenants that have been at the property for at least 12 years.

      Significant Tenants: The Home Depot occupies 102,864 SF (37.7% of the total NRA) under two leases with 98,064 SF at $9.85 PSF NNN and 4,800 SF at $18.00 PSF NNN. The Home Depot is rated AA by Fitch, Aa3 by Moody's and AA by S&P. The 98,064 SF lease expires in January 2009 and the other lease expires in March 2007.

      Von's occupies 63,748 SF (23.3% of the total NRA) under a lease for $9.95 PSF NNN expiring in December 2008. Von's is owned by Safeway, a large North American food and drug chain which is rated Baa2 by Moody's and BBB by S&P. The company operates approximately 1,733 stores under the Safeway, Von's, Dominick's, Randall's and Tom Thumb names.

     Additional tenants at the property include Staples (24,133 SF), which is rated BBB+ by Fitch, Baa2 by Moody's and BBB- by S&P, Factory 2 U Stores (18,000 SF), and Starbucks (1,300 SF).

     Property Management. The property is managed by CT Operating Partnership, L.P., the loan sponsor and an affiliate of the borrower. CT Operating Partnership, L.P., is a subsidiary of Center Trust, Inc.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                    Mortgage Loan No. 7 -- Cityview Centre

           Loan Information

Originator:                    PMCF
Original Balance:              $24,325,000
Cut-off Date Balance:          $24,288,988
First Payment Date:            9/01/2002
Interest Rate:                 6.910%
Amortization:                  360 months
ARD:                           8/01/2012
Hyperamortization:             After the ARD, the interest rate
                               steps up to the greater of 6.910%
                               plus 2% or the treasury rate plus
                               2%.
Maturity Date:                 8/01/2032
Expected Maturity/ARD          $21,201,148
Balance:
Sponsor:                       Jeffrey L. Olyan
Interest Calculation:          Actual/360
Call Protection:               27-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 89
                               months and open thereafter until
                               loan maturity.




Cut-off Date Loan per SF:      $68.94
Up-front Reserves:             RE Tax:         $547,952
                               Insurance:      $95,725
                               Replacement:    $140,000
                               (1)
                               Leasing: (2)    $325,000
Ongoing Reserves:              RE Tax:         $68,494/month
                               Insurance:      $7,977/month
Lockbox:                       Springing (3)


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Fort Worth, TX
Year Built/Renovated:               1987
Occupancy: (4)                      92.7%
Square Footage:                     352,300

The Collateral:                    A grocery-anchored community shopping
                                   center with five single-story
                                   buildings, two restaurant pads and two
                                   out parcels



Ownership Interest:                 Fee

Major Tenants                       % NRSF          Rent PSF   Lease Expiration
-------------                       ------          --------        -----------
Tom Thumb                           15.8%            $8.00        11/30/2013
Academy Sport                       12.8%            $4.00         3/31/2008
Loews Ft. Worth                     10.5%            $2.02        12/31/2027

Property Management:                Freehold Management, Inc.

U/W Net Cash Flow:                  $2,636,330

Appraised Value:                    $32,000,000

Cut-Off Date LTV:                   75.9%
Maturity Date/ARD LTV:              66.3%
U/W DSCR:                           1.37x



(1) An initial deposit in the amount of $140,000 was collected at closing for the future repair or replacement of items identified in the engineering report. If the reserve balance falls below $140,000, the borrower is required to escrow $5,833/month until the balance reaches $140,000.
(2) An initial deposit in the amount of $325,000 was taken at closing to cover any future tenant improvements and leasing costs. If the reserve balance falls below $325,000, the borrower is required to escrow $16,300/month until the reserves balance reaches $325,000. On the payment date that is 16 months prior to the ARD, (i) if Tom Thumb's lease is not renewed, or replaced with a new lease, in each case, for a term that extends at least five years beyond the ARD, and (ii) the balance of the reserve is not at least $500,000, a cash sweep will occur with all excess cash flow deposited into the leasing reserve until the balance reaches $500,000. In addition, if (i) Tom Thumb ceases to operate or terminates its lease, or (ii) on the payment date that is 12 months prior to the ARD, Tom Thumb's lease has not been renewed or replaced with a new lease, in each case, for a term extending at least five years beyond the ARD, and the reserve balance is less than $650,000, then a cash sweep will occur with all excess cash flow deposited into the leasing reserve until the balance reaches $650,000.
(3) The cash management agreement provides that a lockbox will be established upon any of the following events occurring: (i) an event of default under the loan documents, (ii) on the payment date that is 16 months prior to the ARD, if Tom Thumb's lease is not renewed or replaced with a lease that extends at least five years beyond the ARD and the balance of the leasing reserve is less than $500,000, (iii) Tom Thumb ceases to operate or terminates its lease, or (iv) on the payment date that is at least 12 months prior to the ARD, Tom Thumb's lease has not been renewed or replaced with a lease that extends at least five years beyond the ARD, and the leasing reserve balance is less than $650,000.
(4)  Occupancy is based on the rent roll dated 6/01/2002.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

The Cityview Centre Loan

     The Loan. The seventh largest loan is evidenced by a promissory note and is secured by a deed of trust on the Cityview Centre located in Fort Worth, Texas.

     The Borrower. The borrower is RPI Bryant Irvin, Ltd., a Texas limited partnership. The borrower owns no material assets other than the property and related interests. The borrower is controlled by Jeffrey L. Olyan. Mr. Olyan has in excess of 15 years experience owning, managing and financing commercial and industrial real estate in the U.S. and Canada. Mr. Olyan is the president of Retail Plazas, Inc., a full service leasing and acquisition firm specializing in acquiring, managing and leasing retail properties in the U.S.

     The Property. Cityview Centre is a grocery-anchored retail center located in Fort Worth, Texas. Population within a five-mile radius is over 219,000 with an estimated 2001 average household income of $61,000. The subject property is situated on Bryant Irvine Road, which has an average traffic count in excess of 48,000 vehicles per day.

     The property consists of five single-story buildings connected to one another by breezeways, two restaurant pad buildings and two out parcels for which the land has been leased to the tenants. The first out parcel is occupied by a Loews Cinema (8 screens) and the second out parcel is under construction with the expectation that it will be completed and fully operational by the fall of 2002, as a Tom Thumb self-serve gas station. Tom Thumb is reportedly spending approximately $700,000 to improve the site. The improvements on these out parcels are not part of the collateral for the loan. Other tenants include Academy Sports (45,000 SF), Sylvan Learning (2,658 SF) and GMAC Mortgage (1,970 SF).

     Cityview Centre is currently 93% occupied by 55 tenants. As a percentage of gross potential rent, approximately 54% of the tenants (25 of 55) have regional or national operations. Twenty-one tenants, representing 46% of gross potential rent, have been at the subject property for five years or more.

     Significant Tenants: Tom Thumb leases 55,800 SF (15.8% of the total NRA) under a lease for $8.00 PSF NNN expiring in 2013. Tom Thumb is owned by Safeway., a large North American food and drug chain which is rated Baa2 by Moody's and BBB by S&P. The company operates approximately 1,733 stores under the Safeway, Von's, Dominick's, Randall's and Tom Thumb names.

      Academy Sports occupies 45,000 SF (12.8% of the total NRA) under a lease for $4.00 PSF NNN expiring in March 2008. Academy Sports operates over 60 stores in seven states.

     Loews Ft. Worth occupies 37,045 SF (10.52% of the NRA) under a ground lease for $2.02 PSF NNN expiring in December 2027. This center has 8 screens and reported $129,519 per screen in revenue for 2001, excluding concessions.

     Property Management. The property is managed by Freehold Management, Inc., an affiliate of the borrower. Freehold Management, Inc. manages all of Mr. Olyan's Texas properties, which include 11 retail centers totaling approximately 1.8 million SF.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     Mortgage Loan No. 8 -- SLO Promenade

            Loan Information

Originator:                    BSCMI
Original Balance:              $21,000,000
Cut-off Date Balance:          $20,968,496
First Payment Date:            9/01/2002
Interest Rate:                 6.855%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 8/01/2007
Expected Maturity Balance:     $19,878,266
Sponsor(s):                    Richard Green
Interest Calculation:          Actual/360
Call Protection:               47-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the 12 months
                               following and open thereafter
                               until loan maturity.




Cut-off Date Loan per SF:      $120.96

Up-front Reserves:             RE Tax:         $129,385
                               Insurance:      $6,417


Ongoing Reserves:              RE Tax:         $25,877/month
                               Insurance:      $6,416/month


Lockbox:                       In Place, Soft


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored Retail
Location:                           San Luis Obispo, CA
Year Built/Renovated:               1987/2000
Occupancy:(1)                       100.0%
Square Footage:                     173,347

The Collateral:                     A regional shopping center

Ownership Interest:                 Fee

Major Tenants                       % NRSF      Rent PSF   Lease Expiration
-------------                       ------      --------        -----------
Gottschalk's                        17.3%        $11.77       8/16/2020
Bed, Bath & Beyond                  17.3%        $9.50        1/31/2011
Staples                             13.9%        $15.00       12/31/2015

Property Management:                Soboroff Partners


U/W Net Cash Flow:                  $2,270,652
Appraised Value:                    $28,400,000
Cut-off Date LTV:                   73.8%
Maturity Date LTV:                  70.0%
U/W DSCR:                           1.37x


(1)      Occupancy is based on the rent roll dated 6/18/2002.

The SLO Promenade Loan

     The Loan. The eighth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the SLO Promenade located in San Luis Obispo, California.

     The Borrowers. The borrowers are four separate single purpose entities. The borrowers own no material assets other than the property and related interests. The borrowers are each 45% controlled by Investec Corporation, a real estate investment and management company founded in 1983. Investec currently owns 17 retail shopping centers located throughout the central coast of California, totaling approximately 2,357,895 SF of retail space.

     The Property. SLO Promenade is a class A, 251,350 SF regional shopping center located in the San Luis Obispo market. The collateral for the loan consists of 173,347 SF of NRA situated on 16.2 acres in five in-line retail buildings, five retail pads, and 2 restaurant pads. In addition, the shopping center includes a 78,000 SF Gottschalk's

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

and a 196 room Embassy Suites Hotel that are not part of the collateral. The property underwent a comprehensive renovation and 100,000 SF expansion in 2000.

      The property is located at the Madonna Road interchange off of Interstate 101, which enjoys a traffic count of approximately 71,000 cars per day. San Luis Obispo is a coastal community situated midway between Los Angeles and San Francisco. The San Luis Obispo retail market is currently operating at greater than 95% occupancy with an average rent of between $17 to $25 PSF. San Luis Obispo is undergoing a period of residential growth, with approximately 2,500 homes in the planning stages within a 1-mile radius of the center.

     The center is fully occupied by national and regional tenants including Gottschalk's, Bed Bath & Beyond, Staples, Cost Plus, Payless, and Applebee's. Approximately 25% of the property's income is derived from investment grade tenants, and over 80% of the total space expires in 2010 or beyond.

     Significant Tenants: The property is currently 100% occupied by 23 tenants.

     Gottschalk's Inc. occupies 30,000 SF (17.3% of the total NRA) under a lease for $11.77 PSF expiring in 2020. Gottschalk's is a regional department and specialty store chain that currently operates 73 full line Gottschalk's department stores located in six western states and 13 specialty apparel stores. The company had revenues of $723 million in fiscal year 2001.

     Bed Bath & Beyond Inc. (rated BBB- by S&P) occupies 30,000 SF (17.3% of the total NRA) under a lease for $9.50 PSF expiring in 2011. Bed Bath & Beyond is a nationwide operator of superstores selling domestics merchandise and home furnishings. The company currently has over 425 stores and reported revenues of approximately $2.4 billion in fiscal year 2001.

     Staples, Inc. (rated BBB- by S&P and Baa2 by Moody's) occupies 24,063 SF (13.9% of the total NRA) under a lease for $15.00 PSF expiring in 2015. Staples, Inc. is one of the nation's largest retailers of home office and workplace supplies and operates over 1,400 stores worldwide with over 29,000 employees. The company reported sales of approximately $10.7 billion in fiscal year ending January 31, 2002.

     Property Management. The property is managed by Soboroff Partners, an affiliate of the borrower.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                  Mortgage Loan No. 9 -- CNL Retail Portfolio

           Loan Information

Originator:                    BSCMI
Original Balance:              $21,000,000
Cut-off Date Balance:          $20,955,145
First Payment Date:            8/01/2002
Interest Rate:                 6.900%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 7/01/2012
Expected Maturity Balance:     18,304,318
Sponsor(s):                    Commercial Net Lease Realty,
                               Inc.
Interest Calculation:          Actual/360
Call Protection:               47-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the 72 months
                               following and open thereafter
                               until loan maturity.


Cut-off Date Loan per SF:      $99.71

Up-front Reserves:             NAP

Ongoing Reserves:              RE Tax:         Springing
                               Insurance:      Springing
                               Replacement:    Springing
                               TI/LC:          Springing

Lockbox:                       Hard


       Property Information

Shadow Rating:                      BBB/NR
Single Asset/Portfolio:             Portfolio
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Various locations in Florida &
                                    Virginia
Year Built/Renovated:               1995 & 1997/NAP
Occupancy:(1)                       100%
Square Footage:                     210,155

The Collateral:                     Five free standing retail stores
Ownership Interest:                 Fee

Major Tenants                        NRSF        Rent PSF   Lease Expiration
-------------                        ----        --------        -----------
Kash N' Karry                       27.9%          $8.50       10/31/2016
Best Buy                            22.1%         $14.98        9/21/2017
Bed Bath & Beyond                   19.0%         $11.00        1/31/2013
Barnes & Noble                      16.7%         $22.83        2/01/2014
Borders Books                       14.3%         $23.91       11/30/2015

Property Management:                Commercial Net Lease Realty, Inc.

U/W Net Cash Flow:                  $2,784,665
Appraised Value:                    $33,350,000
Cut-off Date LTV:                   62.8%
Maturity Date LTV:                  54.9%
U/W DSCR:                           1.68x

(1)      Occupancy is based on the rent roll dated 5/01/2002.

The CNL Retail Portfolio Loan

     The Loan. The ninth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on five stand-alone retail stores located in Plantation, Florida, Brandon, Florida, Fort Lauderdale, Florida, Glen Allen, Virginia, and St. Petersburg, Florida.

     The Borrower. The borrower is Net Lease Realty VI, LLC, a Delaware limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is 100% owned by Commercial Net Lease Realty, Inc., (NYSE: NNN), a publicly traded REIT that currently owns 354 properties in 39 states leased to 106 major retail tenants in 35 different lines of trade. As of September 6, 2002, Commercial Net Lease Realty, Inc. had a market capitalization of approximately $640 million and is rated Baa3 from Moody's and BBB- from S&P.

     The Properties. The portfolio consists of five properties located in the suburbs of Fort Lauderdale, FL, Tampa, FL and Richmond, VA, each occupied by a national tenant on a , triple-net lease expiring after the loan term. Each property is visible from major traffic junctures with prominent signage and corner locations.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

     The Barnes & Noble in Plantation Florida consists of a 35,000 SF store built in 1995 across from the Broward Mall, a 998,625 SF super regional mall anchored by Dillard's, J.C. Penney, Burdine's, and Sears. The Kash `N' Karry in Brandon Florida is a 58,635 SF supermarket located in a growing suburb of Tampa. The Bed Bath & Beyond in Glen Allen, VA is a 40,000 SF store located on Gaskins Road and I-64, two major thoroughfares in the Richmond, VA area. The Best Buy in St. Petersburg, FL is a 46,520 SF store located across from Tyrone Square Mall, a 1.2 million SF super regional mall anchored by Burdines, JC Penney, Dillard's, Sears, and an AMC multiplex. Finally, the Borders Books in Ft. Lauderdale, FL is a 30,000 SF store adjacent to the Galleria Mall, an upscale, 1 million SF regional mall anchored by Burdines, Neiman Marcus, Dillard's, Saks Fifth Avenue, and Lord & Taylor.

     Significant Tenants: All five of the properties are currently 100% occupied.

     Borders Books occupies 30,000 SF under a lease for $24.37 PSF expiring in 2015, with four five-year extension options. Borders is a subsidiary of Borders Group (NYSE: BGP) which also owns Waldenbooks. As of year-end 2001, the company operated 363 Borders superstores across the United States and 827 mall based Waldenbooks stores.

     Best Buy (rated BBB- by S&P and Baa3 by Moody's) occupies 46,520 SF under a lease for $14.98 PSF expiring in 2017, with three five-year extension options. Best Buy is a specialty retailer of consumer electronics, personal computers, entertainment software and appliances. The company operates nearly 2,000 retail stores under various names including Best Buy, Sam Goody, Magnolia Hi Fi, On Cue, and Suncoast.

     Barnes & Noble (NYSE: BKS) occupies 35,000 SF under a lease for $22.83 PSF expiring in 2014, with four five-year extensions. Barnes & Noble operates a total of 896 bookstores under the names of Barnes & Noble Booksellers, B. Dalton Bookseller, Scribner's Bookstores and Doubleday Book Shops. The company reported sales of $4.87 billion in 2001, an increase of 11.3% over 2000 sales.

     Kash N' Karry Inc. occupies 58,635 SF on a lease for $8.50 PSF expiring in 2016 with four five-year extension options. Kash & Karry is a wholly owned subsidiary of Delhaize America (rated BBB- from S&P and Baa3 by Moody's). Delhaize America manages the US operations of the Delhaize Group, a food retailer headquartered in Belgium that operates in 10 countries and on three continents. Delhaize America operates 1,459 stores under the Kash N' Karry, Food Lion, and Shop n' Save names. The Kash N' Karry in Brandon, FL reported 2001 sales of $210 PSF.

      Bed Bath & Beyond Inc. occupies 40,000 SF on a lease for $11.00 PSF expiring in 2013 with three five-year options. Bed Bath & Beyond is a nationwide operator of superstores selling domestics merchandise and home furnishings. The company currently has 396 stores and reported revenues of approximately $2.9 billion in fiscal year 2001. The Bed Bath & Beyond in Glenn Allen, VA reported sales of $141 PSF in 2001.

     Property Management The property is managed by Commercial Net Lease Realty, Inc.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness. Not allowed.

     Property Substitution. Three of the tenants, Kash N' Karry, Barnes & Noble, and Best Buy, have the right in their respective leases to substitute the property with alternate properties improved with similar franchise type stores operated by the tenant. If such a substitution right is exercised by any one of these tenants, and provided no event of default then exists, the loan documents permit the Borrower to have the property securing the loan released and to substitute as collateral the alternate property being substituted.

     Release of Parcels. Each of the properties can be released by defeasance in an amount equal to 110% of the allocated loan amount for the Kash N' Karry property and 125% of the allocated loan amount for all other properties. In addition, the Kash N' Karry has a right to purchase the property. If this occurs prior to expiration of the lockout period, the borrower must pay a yield maintenance penalty in addition to 110% of the allocated loan amount. After the lockout period, the borrower must defease the Kash N' Karry property at 110% of the allocated loan amount.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

               Mortgage Loan No. 10 -- Valencia Corporate Plaza

               Loan Information

Originator:                    BSCMI
Original Balance:              $17,500,000
Cut-off Date Balance:          $17,500,000
First Payment Date:            11/01/2002
Interest Rate:                 6.520%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 10/01/2012
Expected Maturity Balance:     $15,094,878
Sponsor(s):                    Ernest Rady
Interest Calculation:          Actual/360
Call Protection:               47-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the 72 months
                               following and open thereafter
                               until loan maturity.

Cut-off Date Loan per SF:      $121.30
Up-front Reserves:             RE Tax:         $164,854
                               Replacement:    $14,427
                               TI/LC:          $4,167


Ongoing Reserves:              RE Tax:         $23,551/month
                               TI/LC:           $4,167/month


Lockbox:                       NAP


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Office
Property Sub-type:                  Suburban
Location:                           Santa Clarita, CA
Year Built/Renovated:               1999/2001-2002
Occupancy:(1)                       100.0%
Square Footage:                     144,272

The Collateral:                     Two class A suburban office
                                    buildings
Ownership Interest:                 Fee

Major Tenants                       % NRSF    Rent PSF    Lease Expiration
-------------                       ------    --------     -----------
Explorer Insurance                  54.8%      $19.10       6/30/2009
LA County DCFS                      24.1%      $21.96       5/31/2012


Property Management:                American Assets, Inc.


U/W Net Cash Flow:                  $1,871,153
Appraised Value:                    $23,650,000
Cut-off Date LTV:                   74.0%
Maturity Date LTV:                  63.8%
U/W DSCR:                           1.41x


(1)      Occupancy is based on the rent roll dated 6/01/2002.

The Valencia Corporate Plaza

     The Loan. The tenth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Valencia Corporate Plaza located in Santa Clarita, California.

     The Borrower. The borrower is ICW Valencia, LLC, a California limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is controlled by the Ernest Rady Trust, with Ernest Rady as the trustee. Ernest Rady founded American Assets, Inc. in 1967 and serves as the company's chairman of the board. American Assets, Inc. is the parent company for a diverse group of entities operating in insurance, banking, and real estate. The group's real estate arm owns in approximately 2.5 million square feet of property.

     The Property. Valencia Corporate Plaza is comprised of two, three-story, class A office buildings totaling 144,272 SF. The buildings were constructed in 1999 and 2001 and feature glass and stone tile exteriors and landscaped grounds. Amenities include an employee cafeteria and a fitness center with a locker room and shower

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

facilities. The property is located in Santa Clarita, California, approximately 35 miles northwest of downtown Los Angeles adjacent to the Golden State Freeway/Interstate 5. The property enjoys access and visibility for motorists traveling in both directions along Interstate 5.

      Both buildings are 100% occupied, with 79.2% of the gross potential rents attributable to credit tenants. Leases for 86.26% of the square footage expires in 2008 or beyond.

     Significant Tenants: The property is currently 100.0% occupied by 11 tenants.

     Explorer Insurance occupies 79,127 SF (54.9% of the total NRA) on a fully triple net lease for $19.10 PSF expiring in 2009 with two ten-year extension options. Explorer Insurance, primarily an auto insurance carrier, is controlled by Insurance Company of the West, a subsidiary of American Assets, Inc. Insurance Company of the West is a multi-line property and casualty insurance group with approximately $250 million in annual premiums. Insurance Company of the West maintains an A- insurance rating from A.M. Best.

     Los Angeles County Department of Children and Family Services ("DCFS") occupies 34,790 SF (24.1% of the total NRA) under a lease for $21.96 PSF expiring in 2012. The lease can be terminated after May 2007 upon six months notice by the tenant. DCFS is funded by Los Angeles County, which is rated Aa3 by Moody's. DCFS is in charge of establishing, managing and advocating a system of services for children in partnership with parents, relatives, foster parents and community organizations.

     Property Management The property is managed by American Assets, Inc., an affiliate of the borrower.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated September __, 2002 and accompanying Prospectus dated September 12, 2002 (together, the
"Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2002-PBW1 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix B "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.


BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2002-PBW1

APPENDIX B - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES



                                                           % of                                     Mortgage
                                                       Initial Pool               # of                Loan            Original
ID                     Property Name                      Balance               Properties           Seller           Balance
----------------------------------------------------------------------------------------------------------------------------------
1          Belz Outlet Center                                 6.92%                  1                 BSCMI           64,000,000
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 year                     4.45%                  7                 PMCF            41,000,000
2a         RREEF Textron Portfolio 10 year                    2.78%                  7                 PMCF            25,625,000
2a1        I-290 Industrial Park                              0.52%                                    PMCF             4,772,656
2a2        Marley Run Apartments                              0.49%                                    PMCF             4,500,391
----------------------------------------------------------------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center                 0.43%                                    PMCF             3,971,875
2a4        Demonet Building                                   0.42%                                    PMCF             3,843,750
2a5        Dallas Industrial Portfolio                        0.37%                                    PMCF             3,395,313
2a6        Pointe at Crystal Lake                             0.34%                                    PMCF             3,139,063
2a7        Lakeridge at the Moors                             0.22%                                    PMCF             2,001,953
----------------------------------------------------------------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                     1.67%                  7                 PMCF            15,375,000
2b1        I-290 Industrial Park                              0.31%                                    PMCF             2,863,594
2b2        Marley Run Apartments                              0.29%                                    PMCF             2,700,234
2b3        Bear Creek Village Shopping Center                 0.26%                                    PMCF             2,383,125
2b4        Demonet Building                                   0.25%                                    PMCF             2,306,250
----------------------------------------------------------------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                        0.22%                                    PMCF             2,037,188
2b6        Pointe at Crystal Lake                             0.20%                                    PMCF             1,883,438
2b7        Lakeridge at the Moors                             0.13%                                    PMCF             1,201,172
3          50 Danbury Road                                    4.13%                  1                 PMCF            38,000,000
4          Cranston Parkade                                   2.75%                  1                 BSCMI           25,350,000
----------------------------------------------------------------------------------------------------------------------------------
5          Fifth Third Center                                 2.71%                  1                 PMCF            25,000,000
6          Mountain Square Shopping Center                    2.65%                  1                 PMCF            24,625,000
7          Cityview Centre                                    2.64%                  1                 PMCF            24,325,000
8          SLO Promenade                                      2.28%                  1                 BSCMI           21,000,000
9          CNL Retail Portfolio                               2.27%                  5                 BSCMI           21,000,000
----------------------------------------------------------------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble              0.55%                                    BSCMI            5,122,713
9b         CNL Retail Portfolio - Borders Books               0.53%                                    BSCMI            4,935,297
9c         CNL Retail Portfolio - Best Buy                    0.51%                                    BSCMI            4,685,408
9d         CNL Retail Portfolio - Kash 'N Karry               0.36%                                    BSCMI            3,320,393
9e         CNL Retail Portfolio - Bed Bath & Beyond           0.32%                                    BSCMI            2,936,189
----------------------------------------------------------------------------------------------------------------------------------
10         Valencia Corporate Plaza                           1.90%                  1                 BSCMI           17,500,000
11         The Mansions at Delmar Village                     1.84%                  1                 PMCF            17,000,000
12         1111 North Capitol Street Building                 1.59%                  1                 PMCF            14,650,000
13         3220 Tillman Drive                                 1.56%                  1                 BSCMI           14,400,000
14         Great Southern Shopping Center                     1.49%                  1                 PMCF            13,830,000
----------------------------------------------------------------------------------------------------------------------------------
15         Celebration X                                      1.48%                  1                 BSCMI           13,600,000
16         North Decatur Square Shopping Center               1.47%                  1                 PMCF            13,600,000
17         The Glen at Lafayette Hill                         1.46%                  1                 PMCF            13,700,000
18         United Plaza XII                                   1.44%                  1                 PMCF            13,300,000
19         Raintree Apartments                                1.41%                  1                 BSCMI           13,025,000
----------------------------------------------------------------------------------------------------------------------------------
20         11-15 Read's Way                                   1.37%                  1                 BSCMI           12,600,000
21         Highland Run East Apartments                       1.32%                  1                 PMCF            12,200,000
22         Fire Mountain Shopping Center                      1.28%                  1                 PMCF            11,850,000
23         Park Del Amo                                       1.28%                  1                 PMCF            12,250,000
24         Parque View Apartments                             1.19%                  1                 PMCF            11,000,000
----------------------------------------------------------------------------------------------------------------------------------
25         Los Vallecitos Business Center                     1.14%                  1                 WFB             10,500,000
26         South Parc at Bethany Apartments                   1.14%                  1                 PMCF            10,500,000
27         Levittown Mews Shopping Center                     1.06%                  1                 BSCMI            9,800,000
28         Racal Instruments Headquarters                     1.03%                  1                 BSCMI            9,500,000
29         Mountain Marketplace                               0.94%                  1                 BSCMI            8,700,000
----------------------------------------------------------------------------------------------------------------------------------
30         Lott Portfolio                                     0.94%                  6                 PMCF             8,750,000
30a        Ark Self Storage - Smyrna                          0.22%                                    PMCF             2,035,020
30b        Ark Self Storage - Marietta                        0.21%                                    PMCF             1,947,051
30c        Ark Self Storage - Savannah                        0.20%                                    PMCF             1,870,811
30d        Ark Self Storage - Norcross                        0.14%                                    PMCF             1,301,944
----------------------------------------------------------------------------------------------------------------------------------
30e        Ark Self Storage - Macon                           0.11%                                    PMCF             1,043,901
30f        Ark Self Storage - Douglas                         0.06%                                    PMCF               551,273
31         Simi Valley Retail and Office Center               0.91%                  2                 PMCF             8,400,000
31a        Smart & Final Retail Center                        0.76%                                    PMCF             7,045,161
31b        Simi Valley Office Center                          0.15%                                    PMCF             1,354,839
----------------------------------------------------------------------------------------------------------------------------------
32         Shoppes at Beacon Light                            0.91%                  1                 PMCF             8,500,000
33         Constitution Place                                 0.89%                  1                 PMCF             8,700,000
34         Wildwood Ridge Apartments                          0.88%                  1                 PMCF             8,150,000
35         Westlake Village Business Park                     0.87%                  1                 PMCF             8,000,000
36         Clermont Towne Center                              0.84%                  1                 PMCF             7,775,000
----------------------------------------------------------------------------------------------------------------------------------
37         Webster and Wayne Shopping Center                  0.81%                  1                 BSCMI            7,500,000
38         Cherry Valley Plaza                                0.79%                  1                 BSCMI            7,300,000
39         Washington Square Medical Office Building          0.78%                  1                 PMCF             7,200,000
40         Randolph Plaza                                     0.77%                  1                 PMCF             7,100,000
41         Broadmoor Apartments of St. Joseph                 0.76%                  1                 PMCF             7,000,000
----------------------------------------------------------------------------------------------------------------------------------
42         Boulders VI Office Building                        0.75%                  1                 PMCF             6,950,000
43         Kierland Fairways Office Plaza                     0.73%                  1                 PMCF             6,700,000
44         Eastgate Square - Phase VI                         0.71%                  1                 BSFI             6,600,000
45         Tall Oaks Shopping Center                          0.69%                  1                 PMCF             6,400,000
46         Boulders VII Office Building                       0.69%                  1                 PMCF             6,350,000
----------------------------------------------------------------------------------------------------------------------------------
47         Tanglewood Apartments                              0.68%                  1                 PMCF             6,300,000
48         Greene Countrie Court                              0.66%                  1                 BSCMI            6,100,000
49         Belle Station                                      0.66%                  1                 BSCMI            6,050,000
50         Farmer Jack Supermarket                            0.64%                  1                 PMCF             6,000,000



                                                        Cut-Off        General             Detailed
                                                         Date         Property             Property
ID                     Property Name                    Balance         Type                 Type
------------------------------------------------------ -----------------------------------------------------
1          Belz Outlet Center                          63,789,153       Retail              Outlet Center
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 year              41,000,000       Various             Various
2a         RREEF Textron Portfolio 10 year             25,625,000       Various             Various
2a1        I-290 Industrial Park                        4,772,656       Industrial          Warehouse
2a2        Marley Run Apartments                        4,500,391       Multifamily         Multifamily
------------------------------------------------------ -----------------------------------------------------
2a3        Bear Creek Village Shopping Center           3,971,875       Retail              Anchored
2a4        Demonet Building                             3,843,750       Office              CBD
2a5        Dallas Industrial Portfolio                  3,395,313       Industrial          Warehouse
2a6        Pointe at Crystal Lake                       3,139,063       Multifamily         Multifamily
2a7        Lakeridge at the Moors                       2,001,953       Multifamily         Multifamily
------------------------------------------------------ -----------------------------------------------------
2b         RREEF Textron Portfolio 7 year              15,375,000       Various             Various
2b1        I-290 Industrial Park                        2,863,594       Industrial          Warehouse
2b2        Marley Run Apartments                        2,700,234       Multifamily         Multifamily
2b3        Bear Creek Village Shopping Center           2,383,125       Retail              Anchored
2b4        Demonet Building                             2,306,250       Office              CBD
-----------------------------------------------------  -----------------------------------------------------
2b5        Dallas Industrial Portfolio                  2,037,188       Industrial          Warehouse
2b6        Pointe at Crystal Lake                       1,883,438       Multifamily         Multifamily
2b7        Lakeridge at the Moors                       1,201,172       Multifamily         Multifamily
3          50 Danbury Road                             38,000,000       Office              Suburban
4          Cranston Parkade                            25,311,005       Retail              Anchored
-----------------------------------------------------  -----------------------------------------------------
5          Fifth Third Center                           24,977,001      Office              CBD
6          Mountain Square Shopping Center              24,444,197      Retail              Anchored
7          Cityview Centre                              24,288,988      Retail              Anchored
8          SLO Promenade                                20,968,496      Retail              Anchored
9          CNL Retail Portfolio                         20,955,145      Retail              Anchored
-----------------------------------------------------  ------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble         5,111,771      Retail              Anchored
9b         CNL Retail Portfolio - Borders Books          4,924,756      Retail              Anchored
9c         CNL Retail Portfolio - Best Buy               4,675,400      Retail              Anchored
9d         CNL Retail Portfolio - Kash 'N Karry          3,313,301      Retail              Anchored
9e         CNL Retail Portfolio - Bed Bath & Beyond      2,929,918      Retail              Anchored
-----------------------------------------------------  ------------------------------------------------------
10         Valencia Corporate Plaza                     17,500,000      Office              Suburban
11         The Mansions at Delmar Village               16,964,156      Multifamily         Multifamily
12         1111 North Capitol Street Building           14,637,461      Industrial          Warehouse
13         3220 Tillman Drive                           14,350,394      Office              Suburban
14         Great Southern Shopping Center               13,741,252      Retail              Anchored
-----------------------------------------------------  ------------------------------------------------------
15         Celebration X                                13,600,000      Office              Suburban
16         North Decatur Square Shopping Center         13,570,951      Retail              Anchored
17         The Glen at Lafayette Hill                   13,443,281      Multifamily         Multifamily
18         United Plaza XII                             13,242,674      Office              Suburban
19         Raintree Apartments                          13,006,587      Multifamily         Multifamily
-----------------------------------------------------  ------------------------------------------------------
20         11-15 Read's Way                             12,579,754      Office              Suburban
21         Highland Run East Apartments                 12,188,907      Multifamily         Multifamily
22         Fire Mountain Shopping Center                11,769,851      Retail              Unanchored
23         Park Del Amo                                 11,747,107      Office              Suburban
24         Parque View Apartments                       10,982,304      Multifamily         Multifamily
-----------------------------------------------------  ------------------------------------------------------
25         Los Vallecitos Business Center               10,490,781      Industrial          Flex Industrial
26         South Parc at Bethany Apartments             10,469,533      Multifamily         Multifamily
27         Levittown Mews Shopping Center                9,800,000      Retail              Anchored
28         Racal Instruments Headquarters                9,491,675      Industrial          Flex Industrial
29         Mountain Marketplace                          8,687,701      Retail              Anchored
-----------------------------------------------------  -----------------------------------------------------
30         Lott Portfolio                                8,639,816      Various             Various
30a        Ark Self Storage - Smyrna                     2,009,394      Self Storage        Self Storage
30b        Ark Self Storage - Marietta                   1,922,533      Self Storage        Self Storage
30c        Ark Self Storage - Savannah                   1,847,253      Self Storage        Self Storage
30d        Ark Self Storage - Norcross                   1,285,549      Self Storage        Self Storage
-----------------------------------------------------  -----------------------------------------------------
30e        Ark Self Storage - Macon                      1,030,755      Self Storage        Self Storage
30f        Ark Self Storage - Douglas                      544,332      Self Storage        Self Storage
31         Simi Valley Retail and Office Center          8,393,142      Various             Various
31a        Smart & Final Retail Center                   7,039,409      Retail              Anchored
31b        Simi Valley Office Center                     1,353,733      Office              Suburban
-----------------------------------------------------  -----------------------------------------------------
32         Shoppes at Beacon Light                       8,340,804      Retail              Anchored
33         Constitution Place                            8,235,182      Office              CBD
34         Wildwood Ridge Apartments                     8,142,560      Multifamily         Multifamily
35         Westlake Village Business Park                7,984,036      Industrial          Flex Industrial
36         Clermont Towne Center                         7,767,764      Retail              Anchored
-----------------------------------------------------  -----------------------------------------------------
37         Webster and Wayne Shopping Center             7,500,000      Retail              Anchored
38         Cherry Valley Plaza                           7,285,479      Retail              Anchored
39         Washington Square Medical Office Building     7,167,535      Office              Office/Medical
40         Randolph Plaza                                7,047,870      Retail              Anchored
41         Broadmoor Apartments of St. Joseph            6,957,437      Multifamily         Multifamily
-----------------------------------------------------  -----------------------------------------------------
42         Boulders VI Office Building                   6,930,462      Office              Suburban
43         Kierland Fairways Office Plaza                6,686,237      Office              Suburban
44         Eastgate Square - Phase VI                    6,565,093      Retail              Anchored
45         Tall Oaks Shopping Center                     6,380,536      Retail              Anchored
46         Boulders VII Office Building                  6,332,149      Office              Suburban
-----------------------------------------------------  ----------------------------------------------------
47         Tanglewood Apartments                         6,278,351      Multifamily         Multifamily
48         Greene Countrie Court                         6,090,728      Multifamily         Multifamily
49         Belle Station                                 6,040,957      Retail              Anchored
50         Farmer Jack Supermarket                       5,935,873      Retail              Anchored



                                                                                            Interest       Original
                                                          Interest      Administrative      Accrual     Term to Maturity
ID                     Property Name                        Rate           Fee Rate           Basis        or ARD (mos.)
------------------------------------------------------ -------------------------------------------------------------------
1          Belz Outlet Center                            7.0600%          0.03330%        Actual/360             84
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 year                Various          0.05330%            30/360        Various
2a         RREEF Textron Portfolio 10 year               6.3700%          0.05330%            30/360            120
2a1        I-290 Industrial Park
2a2        Marley Run Apartments
------------------------------------------------------ -------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center
2a4        Demonet Building
2a5        Dallas Industrial Portfolio
2a6        Pointe at Crystal Lake
2a7        Lakeridge at the Moors
------------------------------------------------------ -------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                6.1600%          0.05330%            30/360             84
2b1        I-290 Industrial Park
2b2        Marley Run Apartments
2b3        Bear Creek Village Shopping Center
2b4        Demonet Building
-----------------------------------------------------  -------------------------------------------------------------------
2b5        Dallas Industrial Portfolio
2b6        Pointe at Crystal Lake
2b7        Lakeridge at the Moors
3          50 Danbury Road                               6.4000%          0.05330%        Actual/360            120
4          Cranston Parkade                              6.7500%          0.03330%        Actual/360             60
-----------------------------------------------------  ------------------------------------------------------------------
5          Fifth Third Center                            6.4100%          0.09130%        Actual/360            120
6          Mountain Square Shopping Center               6.7600%          0.05330%        Actual/360            120
7          Cityview Centre                               6.9100%          0.05330%        Actual/360            120
8          SLO Promenade                                 6.8550%          0.07330%        Actual/360             60
9          CNL Retail Portfolio                          6.9000%          0.03330%        Actual/360            120
-----------------------------------------------------  ------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble
9b         CNL Retail Portfolio - Borders Books
9c         CNL Retail Portfolio - Best Buy
9d         CNL Retail Portfolio - Kash 'N Karry
9e         CNL Retail Portfolio - Bed Bath & Beyond
-----------------------------------------------------  ------------------------------------------------------------------
10         Valencia Corporate Plaza                      6.5200%          0.07330%        Actual/360            120
11         The Mansions at Delmar Village                6.9500%          0.05330%        Actual/360            120
12         1111 North Capitol Street Building            6.7800%          0.10330%        Actual/360            120
13         3220 Tillman Drive                            7.1250%          0.03330%        Actual/360             60
14         Great Southern Shopping Center                6.9200%          0.12330%        Actual/360            123
-----------------------------------------------------  ------------------------------------------------------------------
15         Celebration X                                 6.0300%          0.03330%            30/360             60
16         North Decatur Square Shopping Center          6.9000%          0.10330%        Actual/360            120
17         The Glen at Lafayette Hill                    8.2800%          0.05330%            30/360            120
18         United Plaza XII                              7.3400%          0.10330%        Actual/360             84
19         Raintree Apartments                           7.1000%          0.03330%        Actual/360             60
-----------------------------------------------------  ------------------------------------------------------------------
20         11-15 Read's Way                              6.5650%          0.05330%        Actual/360            120
21         Highland Run East Apartments                  6.4700%          0.05330%        Actual/360            120
22         Fire Mountain Shopping Center                 7.1300%          0.05330%        Actual/360            120
23         Park Del Amo                                  8.0400%          0.05330%            30/360            120
24         Parque View Apartments                        6.5600%          0.05330%        Actual/360            120
-----------------------------------------------------  ------------------------------------------------------------------
25         Los Vallecitos Business Center                6.6500%          0.03330%        Actual/360            120
26         South Parc at Bethany Apartments              7.0200%          0.10330%        Actual/360            120
27         Levittown Mews Shopping Center                6.9000%          0.03330%        Actual/360            120
28         Racal Instruments Headquarters                6.6600%          0.03330%        Actual/360            120
29         Mountain Marketplace                          7.1000%          0.03330%        Actual/360            120
-----------------------------------------------------  ------------------------------------------------------------------
30         Lott Portfolio                                7.1700%          0.10330%        Actual/360            120
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-----------------------------------------------------  ------------------------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center          7.0200%          0.05330%        Actual/360            120
31a        Smart & Final Retail Center
31b        Simi Valley Office Center
-----------------------------------------------------  -----------------------------------------------------------------
32         Shoppes at Beacon Light                       7.2214%          0.05330%            30/360            120
33         Constitution Place                            7.0600%          0.05330%            30/360            120
34         Wildwood Ridge Apartments                     6.4500%          0.09330%        Actual/360            120
35         Westlake Village Business Park                7.1600%          0.10330%        Actual/360            120
36         Clermont Towne Center                         6.3500%          0.10330%        Actual/360            120
-----------------------------------------------------  -----------------------------------------------------------------
37         Webster and Wayne Shopping Center             5.9500%          0.03330%        Actual/360             84
38         Cherry Valley Plaza                           7.1250%          0.03330%        Actual/360            120
39         Washington Square Medical Office Building     7.5200%          0.10330%        Actual/360            120
40         Randolph Plaza                                6.7600%          0.05330%        Actual/360            120
41         Broadmoor Apartments of St. Joseph            7.1700%          0.10330%        Actual/360            120
-----------------------------------------------------  -----------------------------------------------------------------
42         Boulders VI Office Building                   7.1500%          0.05330%        Actual/360            120
43         Kierland Fairways Office Plaza                7.0500%          0.10330%        Actual/360            120
44         Eastgate Square - Phase VI                    7.1486%          0.03330%        Actual/360             60
45         Tall Oaks Shopping Center                     7.6000%          0.10330%        Actual/360            120
46         Boulders VII Office Building                  7.1500%          0.05330%        Actual/360            120
-----------------------------------------------------  -----------------------------------------------------------------
47         Tanglewood Apartments                         6.3000%          0.05330%        Actual/360            120
48         Greene Countrie Court                         6.8000%          0.07330%        Actual/360             60
49         Belle Station                                 6.8700%          0.03330%        Actual/360            120
50         Farmer Jack Supermarket                       7.3300%          0.10330%        Actual/360            120



                                                        Stated Remaining     Original      Remaining
                                                        Term to Maturity   Amortization  Amortization
 ID                     Property Name                     or ARD (mos.)    Term (mos.)    Term (mos.)
------------------------------------------------------- ------------------------------------------------
 1          Belz Outlet Center                                 81           300           297
 2          RREEF Textron Portfolio 10 year &
            RREEF Textron Portfolio 7 year                  Various           0             0
 2a         RREEF Textron Portfolio 10 year                   115             0             0
 2a1        I-290 Industrial Park
 2a2        Marley Run Apartments
------------------------------------------------------- ------------------------------------------------
 2a3        Bear Creek Village Shopping Center
 2a4        Demonet Building
 2a5        Dallas Industrial Portfolio
 2a6        Pointe at Crystal Lake
 2a7        Lakeridge at the Moors
------------------------------------------------------- ------------------------------------------------
 2b         RREEF Textron Portfolio 7 year                     79             0             0
 2b1        I-290 Industrial Park
 2b2        Marley Run Apartments
 2b3        Bear Creek Village Shopping Center
 2b4        Demonet Building
------------------------------------------------------  ------------------------------------------------
 2b5        Dallas Industrial Portfolio
 2b6        Pointe at Crystal Lake
 2b7        Lakeridge at the Moors
 3          50 Danbury Road                                   119           300           300
 4          Cranston Parkade                                   58           360           358
------------------------------------------------------  -------------------------------------------------
 5          Fifth Third Center                                119           360           359
 6          Mountain Square Shopping Center                   111           360           351
 7          Cityview Centre                                   118           360           358
 8          SLO Promenade                                      58           360           358
 9          CNL Retail Portfolio                              117           360           357
------------------------------------------------------  -------------------------------------------------
 9a         CNL Retail Portfolio - Barnes & Noble
 9b         CNL Retail Portfolio - Borders Books
 9c         CNL Retail Portfolio - Best Buy
 9d         CNL Retail Portfolio - Kash 'N Karry
 9e         CNL Retail Portfolio - Bed Bath & Beyond
------------------------------------------------------  -------------------------------------------------
 10         Valencia Corporate Plaza                          120           360           360
 11         The Mansions at Delmar Village                    117           360           357
 12         1111 North Capitol Street Building                119           360           359
 13         3220 Tillman Drive                                 55           360           355
 14         Great Southern Shopping Center                    115           360           352
------------------------------------------------------  -------------------------------------------------
 15         Celebration X                                      57             0             0
 16         North Decatur Square Shopping Center              117           360           357
 17         The Glen at Lafayette Hill                         93           360           333
 18         United Plaza XII                                   80           300           296
 19         Raintree Apartments                                58           360           358
------------------------------------------------------  -------------------------------------------------
 20         11-15 Read's Way                                  118           360           358
 21         Highland Run East Apartments                      119           360           359
 22         Fire Mountain Shopping Center                     111           360           351
 23         Park Del Amo                                       85           300           265
 24         Parque View Apartments                            118           360           358
------------------------------------------------------  -------------------------------------------------
 25         Los Vallecitos Business Center                    119           360           359
 26         South Parc at Bethany Apartments                  116           360           356
 27         Levittown Mews Shopping Center                    120           300           300
 28         Racal Instruments Headquarters                    119           360           359
 29         Mountain Marketplace                              118           360           358
------------------------------------------------------  -------------------------------------------------
 30         Lott Portfolio                                    113           240           233
 30a        Ark Self Storage - Smyrna
 30b        Ark Self Storage - Marietta
 30c        Ark Self Storage - Savannah
 30d        Ark Self Storage - Norcross
------------------------------------------------------  -------------------------------------------------
 30e        Ark Self Storage - Macon
 30f        Ark Self Storage - Douglas
 31         Simi Valley Retail and Office Center              119           360           359
 31a        Smart & Final Retail Center
 31b        Simi Valley Office Center
------------------------------------------------------  -------------------------------------------------
 32         Shoppes at Beacon Light                           105           300           285
 33         Constitution Place                                 81           300           261
 34         Wildwood Ridge Apartments                         119           360           359
 35         Westlake Village Business Park                    117           360           357
 36         Clermont Towne Center                             119           360           359
------------------------------------------------------  -------------------------------------------------
 37         Webster and Wayne Shopping Center                  84             0             0
 38         Cherry Valley Plaza                               117           360           357
 39         Washington Square Medical Office Building         113           360           353
 40         Randolph Plaza                                    111           360           351
 41         Broadmoor Apartments of St. Joseph                112           360           352
------------------------------------------------------  -------------------------------------------------
 42         Boulders VI Office Building                       116           360           356
 43         Kierland Fairways Office Plaza                    117           360           357
 44         Eastgate Square - Phase VI                         52           360           352
 45         Tall Oaks Shopping Center                         115           360           355
 46         Boulders VII Office Building                      116           360           356
------------------------------------------------------  -------------------------------------------------
 47         Tanglewood Apartments                             116           360           356
 48         Greene Countrie Court                              58           360           358
 49         Belle Station                                     118           360           358
 50         Farmer Jack Supermarket                           108           330           318



                                                     First              Maturity          Annual
                                                    Payment              Date             Debt
ID                     Property Name                 Date               or ARD          Service (2)
-------------------------------------------------------------------------------------------------------
1          Belz Outlet Center                       8/1/2002             7/1/2009       5,457,495
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 Yr.            6/1/2002             Various        2,579,328
2a         RREEF Textron Portfolio 10 year          6/1/2002             5/1/2012       1,632,348
2a1        I-290 Industrial Park
2a2        Marley Run Apartments
-------------------------------------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center
2a4        Demonet Building
2a5        Dallas Industrial Portfolio
2a6        Pointe at Crystal Lake
2a7        Lakeridge at the Moors
-------------------------------------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year           6/1/2002             5/1/2009         946,980
2b1        I-290 Industrial Park
2b2        Marley Run Apartments
2b3        Bear Creek Village Shopping Center
2b4        Demonet Building
-------------------------------------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio
2b6        Pointe at Crystal Lake
2b7        Lakeridge at the Moors
3          50 Danbury Road                          10/1/2002            9/1/2012       2,432,000
4          Cranston Parkade                         9/1/2002             8/1/2007       1,973,035
-------------------------------------------------------------------------------------------------------
5          Fifth Third Center                       10/1/2002            9/1/2012       1,878,483
6          Mountain Square Shopping Center          2/1/2002             1/1/2012       1,918,572
7          Cityview Centre                          9/1/2002             8/1/2012       1,924,407
8          SLO Promenade                            9/1/2002             8/1/2007       1,652,094
9          CNL Retail Portfolio                     8/1/2002             7/1/2012       1,659,672
-------------------------------------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble
9b         CNL Retail Portfolio - Borders Books
9c         CNL Retail Portfolio - Best Buy
9d         CNL Retail Portfolio - Kash 'N Karry
9e         CNL Retail Portfolio - Bed Bath & Beyond
-------------------------------------------------------------------------------------------------------
10         Valencia Corporate Plaza                 11/1/2002            10/1/2012      1,330,106
11         The Mansions at Delmar Village           8/1/2002             7/1/2012       1,350,374
12         1111 North Capitol Street Building       10/1/2002            9/1/2012       1,143,743
13         3220 Tillman Drive                       6/1/2002             5/1/2007       1,164,186
14         Great Southern Shopping Center           3/1/2002             5/1/2012       1,095,234
------------------------------------------------------------------------------------------------------
15         Celebration X                            8/1/2002             7/1/2007         820,080
16         North Decatur Square Shopping Center     8/1/2002             7/1/2012       1,074,835
17         The Glen at Lafayette Hill               8/1/2000             7/1/2010       1,238,551
18         United Plaza XII                         7/1/2002             6/1/2009       1,162,870
19         Raintree Apartments                      9/1/2002             8/1/2007       1,050,386
-------------------------------------------------------------------------------------------------------
20         11-15 Read's Way                         9/1/2002             8/1/2012         962,159
21         Highland Run East Apartments             10/1/2002            9/1/2012         922,461
22         Fire Mountain Shopping Center            2/1/2002             1/1/2012         958,508
23         Park Del Amo                             12/1/1999            11/1/2009      1,138,468
24         Parque View Apartments                   9/1/2002             8/1/2012         839,545
-------------------------------------------------------------------------------------------------------
25         Los Vallecitos Business Center           10/1/2002            9/1/2012         808,876
26         South Parc at Bethany Apartments         7/1/2002             6/1/2012         839,974
27         Levittown Mews Shopping Center           11/1/2002            10/1/2012        823,685
28         Racal Instruments Headquarters           10/1/2002            9/1/2012         732,595
29         Mountain Marketplace                     9/1/2002             8/1/2012         701,601
-------------------------------------------------------------------------------------------------------
30         Lott Portfolio                           4/1/2002             3/1/2012         824,813
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-------------------------------------------------------------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center     10/1/2002            9/1/2012         671,979
31a        Smart & Final Retail Center
31b        Simi Valley Office Center
-------------------------------------------------------------------------------------------------------
32         Shoppes at Beacon Light                  37104                7/1/2011         735,893
33         Constitution Place                       8/1/1999             7/1/2009         741,878
34         Wildwood Ridge Apartments                10/1/2002            9/1/2012         614,950
35         Westlake Village Business Park           8/1/2002             7/1/2012         649,039
36         Clermont Towne Center                    10/1/2002            9/1/2012         580,546
-------------------------------------------------------------------------------------------------------
37         Webster and Wayne Shopping Center        11/1/2002            10/1/2009        452,448
38         Cherry Valley Plaza                      8/1/2002             7/1/2012         590,311
39         Washington Square Medical Office Building4/1/2002             3/1/2012         605,514
40         Randolph Plaza                           2/1/2002             1/1/2012         553,172
41         Broadmoor Apartments of St. Joseph       3/1/2002             2/1/2012         568,477
-------------------------------------------------------------------------------------------------------
42         Boulders VI Office Building              7/1/2002             6/1/2012         563,289
43         Kierland Fairways Office Plaza           8/1/2002             7/1/2012         537,606
44         Eastgate Square - Phase VI               3/1/2002             2/1/2007         535,500
45         Tall Oaks Shopping Center                6/1/2002             5/1/2012         542,265
46         Boulders VII Office Building             7/1/2002             6/1/2012         514,660
-------------------------------------------------------------------------------------------------------
47         Tanglewood Apartments                    7/1/2002             6/1/2012         467,943
48         Greene Countrie Court                    9/1/2002             8/1/2007         477,209
49         Belle Station                            9/1/2002             8/1/2012         476,688
50         Farmer Jack Supermarket                  11/1/2001            10/1/2011        507,876









                                                          Monthly                  Remaining
                                                           Debt                  Interest Only
ID                     Property Name                    Service (2)               Period (mos.)
--------------------------------------------------------------------------------------------------------

1          Belz Outlet Center                            454,791.28
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 yr.                 214,944.00                  Various
2a         RREEF Textron Portfolio 10 year               136,029.00                      115
2a1        I-290 Industrial Park
2a2        Marley Run Apartments
--------------------------------------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center
2a4        Demonet Building
2a5        Dallas Industrial Portfolio
2a6        Pointe at Crystal Lake
2a7        Lakeridge at the Moors
--------------------------------------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                 78,915.00                     79
2b1        I-290 Industrial Park
2b2        Marley Run Apartments
2b3        Bear Creek Village Shopping Center
2b4        Demonet Building
--------------------------------------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio
2b6        Pointe at Crystal Lake
2b7        Lakeridge at the Moors
3          50 Danbury Road                               202,666.67 (3)                  23
4          Cranston Parkade                              164,419.62
--------------------------------------------------------------------------------------------------------
5          Fifth Third Center                            156,540.21
6          Mountain Square Shopping Center               159,881.00
7          Cityview Centre                               160,367.22
8          SLO Promenade                                 137,674.53
9          CNL Retail Portfolio                          138,306.03
--------------------------------------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble
9b         CNL Retail Portfolio - Borders Books
9c         CNL Retail Portfolio - Best Buy
9d         CNL Retail Portfolio - Kash 'N Karry
9e         CNL Retail Portfolio - Bed Bath & Beyond
--------------------------------------------------------------------------------------------------------
10         Valencia Corporate Plaza                      110,842.18
11         The Mansions at Delmar Village                112,531.14
12         1111 North Capitol Street Building             95,311.95
13         3220 Tillman Drive                             97,015.47
14         Great Southern Shopping Center                 91,269.48
-------------------------------------------------------------------------------------------------------
15         Celebration X                                  68,340.00                     57
16         North Decatur Square Shopping Center           89,569.62
17         The Glen at Lafayette Hill                    103,212.60
18         United Plaza XII                               96,905.84
19         Raintree Apartments                            87,532.16
-------------------------------------------------------------------------------------------------------
20         11-15 Read's Way                               80,179.95
21         Highland Run East Apartments                   76,871.76
22         Fire Mountain Shopping Center                  79,875.64
23         Park Del Amo                                   94,872.32
24         Parque View Apartments                         69,962.10
-------------------------------------------------------------------------------------------------------
25         Los Vallecitos Business Center                 67,406.31
26         South Parc at Bethany Apartments               69,997.85
27         Levittown Mews Shopping Center                 68,640.45
28         Racal Instruments Headquarters                 61,049.56
29         Mountain Marketplace                           58,466.78
-------------------------------------------------------------------------------------------------------
30         Lott Portfolio                                 68,734.40
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-------------------------------------------------------------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center           55,998.28
31a        Smart & Final Retail Center
31b        Simi Valley Office Center
-------------------------------------------------------------------------------------------------------
32         Shoppes at Beacon Light                        61,324.45 (4)
33         Constitution Place                             61,823.19
34         Wildwood Ridge Apartments                      51,245.84
35         Westlake Village Business Park                 54,086.60
36         Clermont Towne Center                          48,378.83
-------------------------------------------------------------------------------------------------------
37         Webster and Wayne Shopping Center              37,703.99                     60
38         Cherry Valley Plaza                            49,192.55 (5)
39         Washington Square Medical Office Building      50,459.48 (6)
40         Randolph Plaza                                 46,097.67
41         Broadmoor Apartments of St. Joseph             47,373.10
-------------------------------------------------------------------------------------------------------
42         Boulders VI Office Building                    46,940.77
43         Kierland Fairways Office Plaza                 44,800.48
44         Eastgate Square - Phase VI                     44,624.96 (7)
45         Tall Oaks Shopping Center                      45,188.78
46         Boulders VII Office Building                   42,888.33
-------------------------------------------------------------------------------------------------------
47         Tanglewood Apartments                          38,995.29
48         Greene Countrie Court                          39,767.44
49         Belle Station                                  39,723.98
50         Farmer Jack Supermarket                        42,322.96








                                                                                                        ARD         Crossed
                                                                                  Lockbox               Loan          With
ID                     Property Name                       Lockbox                  Type (9)           (Y/N)      Other Loans
------------------------------------------------------ ---------------------------------------------------------------------------
1          Belz Outlet Center                                Yes                  In Place, Hard             No           No
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 year                    No                   NAP                        No           Yes
2a         RREEF Textron Portfolio 10 year                   No                   NAP                        No           Yes
2a1        I-290 Industrial Park
2a2        Marley Run Apartments
------------------------------------------------------ ---------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center
2a4        Demonet Building
2a5        Dallas Industrial Portfolio
2a6        Pointe at Crystal Lake
2a7        Lakeridge at the Moors
------------------------------------------------------ --------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                    No                    NAP                        No           Yes
2b1        I-290 Industrial Park
2b2        Marley Run Apartments
2b3        Bear Creek Village Shopping Center
2b4        Demonet Building
-----------------------------------------------------  ---------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio
2b6        Pointe at Crystal Lake
2b7        Lakeridge at the Moors
3          50 Danbury Road                                   Yes                  In Place, Hard (A/B)        Yes          No
4          Cranston Parkade                                  Yes                  In Place, Hard              No           No
-----------------------------------------------------  ---------------------------------------------------------------------------
5          Fifth Third Center                                Yes                  In Place, Hard (A/B)        Yes          No
6          Mountain Square Shopping Center                   Yes                  In Place, Hard (A/B)        No           No
7          Cityview Centre                                   Yes                  Springing                   Yes          No
8          SLO Promenade                                     Yes                  In Place, Soft              No           No
9          CNL Retail Portfolio                              Yes                  In Place, Hard              No           No
-----------------------------------------------------  ---------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble
9b         CNL Retail Portfolio - Borders Books
9c         CNL Retail Portfolio - Best Buy
9d         CNL Retail Portfolio - Kash 'N Karry
9e         CNL Retail Portfolio - Bed Bath & Beyond
-----------------------------------------------------  ---------------------------------------------------------------------------
10         Valencia Corporate Plaza                          No                   NAP                         No           No
11         The Mansions at Delmar Village                    No                   NAP                         No           No
12         1111 North Capitol Street Building                Yes                  In Place, Hard (A/B)        Yes          No
13         3220 Tillman Drive                                No                   NAP                         No           No
14         Great Southern Shopping Center                    Yes                  Springing                   Yes          No
-----------------------------------------------------  ---------------------------------------------------------------------------
15         Celebration X                                     No                   NAP                         No           No
16         North Decatur Square Shopping Center              Yes                  Springing                   No           No
17         The Glen at Lafayette Hill                        No                   NAP                         No           No
18         United Plaza XII                                  Yes                  Springing                   Yes          No
19         Raintree Apartments                               No                   NAP                         No           No
-----------------------------------------------------  ---------------------------------------------------------------------------
20         11-15 Read's Way                                  No                   NAP                         No           No
21         Highland Run East Apartments                      No                   NAP                         No           No
22         Fire Mountain Shopping Center                     Yes                  In Place, Hard (A/B)        No           No
23         Park Del Amo                                      No                   NAP                         No           No
24         Parque View Apartments                            No                   NAP                         No           No
-----------------------------------------------------  ---------------------------------------------------------------------------
25         Los Vallecitos Business Center                    No                   NAP                         No           No
26         South Parc at Bethany Apartments                  No                   NAP                         No           No
27         Levittown Mews Shopping Center                    No                   NAP                         No           No
28         Racal Instruments Headquarters                    Yes                  In Place, Soft              No           No
29         Mountain Marketplace                              No                   NAP                         No           No
-----------------------------------------------------  ---------------------------------------------------------------------------
30         Lott Portfolio                                    Yes                  In Place, Hard (A/B)        No           No
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-----------------------------------------------------  ---------------------------------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center              No                   NAP                         No           No
31a        Smart & Final Retail Center
31b        Simi Valley Office Center
-----------------------------------------------------  ------------------------------------------------------------------------
32         Shoppes at Beacon Light                           No                   NAP                         No           No
33         Constitution Place                                No                   NAP                         No           No
34         Wildwood Ridge Apartments                         Yes                  Springing                   No           No
35         Westlake Village Business Park                    No                   NAP                         No           No
36         Clermont Towne Center                             No                   NAP                         No           No
-----------------------------------------------------  ------------------------------------------------------------------------
37         Webster and Wayne Shopping Center                 No                   NAP                         No           No
38         Cherry Valley Plaza                               No                   NAP                         No           No
39         Washington Square Medical Office Building         Yes                  Springing                   Yes          No
40         Randolph Plaza                                    Yes                  In Place, Hard (A/B)        No           No
41         Broadmoor Apartments of St. Joseph                No                   NAP                         No           No
-----------------------------------------------------  -------------------------------------------------------------------------
42         Boulders VI Office Building                       No                   NAP                         No           No
43         Kierland Fairways Office Plaza                    No                   NAP                         No           No
44         Eastgate Square - Phase VI                        Yes                  Springing, Hard             No           No
45         Tall Oaks Shopping Center                         No                   NAP                         No           No
46         Boulders VII Office Building                      No                   NAP                         No           No
-----------------------------------------------------  --------------------------------------------------------------------------
47         Tanglewood Apartments                             No                   NAP                         No           No
48         Greene Countrie Court                             No                   NAP                         No           No
49         Belle Station                                     Yes                  In Place, Hard              No           No
50         Farmer Jack Supermarket                           Yes                  Springing                   Yes          No




                                                                                Grace                 Payment
ID                     Property Name                         DSCR              Period                  Date
------------------------------------------------------ ------------------------------------------------------
1          Belz Outlet Center                               1.61                   7                     1
2          RREEF Textron Portfolio 10 year & 7 year         4.85                   0                     1
2a         RREEF Textron Portfolio 10 year                  4.79                   0                     1
2a1        I-290 Industrial Park
2a2        Marley Run Apartments
------------------------------------------------------ ------------------------------------------------------
2a3        Bear Creek Village Shopping Center
2a4        Demonet Building
2a5        Dallas Industrial Portfolio
2a6        Pointe at Crystal Lake
2a7        Lakeridge at the Moors
------------------------------------------------------ ------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                   4.95                   0                     1
2b1        I-290 Industrial Park
2b2        Marley Run Apartments
2b3        Bear Creek Village Shopping Center
2b4        Demonet Building
-----------------------------------------------------  ------------------------------------------------------
2b5        Dallas Industrial Portfolio
2b6        Pointe at Crystal Lake
2b7        Lakeridge at the Moors
3          50 Danbury Road                                  1.68                   5                     1
4          Cranston Parkade                                 1.54                   5                     1
-----------------------------------------------------  ------------------------------------------------------
5          Fifth Third Center                               1.41                   5                     1
6          Mountain Square Shopping Center                  1.42                   5                     1
7          Cityview Centre                                  1.37                   5                     1
8          SLO Promenade                                    1.37                   5                     1
9          CNL Retail Portfolio                             1.68                   5                     1
-----------------------------------------------------  ------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble
9b         CNL Retail Portfolio - Borders Books
9c         CNL Retail Portfolio - Best Buy
9d         CNL Retail Portfolio - Kash 'N Karry
9e         CNL Retail Portfolio - Bed Bath & Beyond
-----------------------------------------------------  ------------------------------------------------------
10         Valencia Corporate Plaza                         1.41                  10                     1
11         The Mansions at Delmar Village                   1.25                   5                     1
12         1111 North Capitol Street Building               1.45                   5                     1
13         3220 Tillman Drive                               1.40                   5                     1
14         Great Southern Shopping Center                   2.08                   5                     1
-----------------------------------------------------  ------------------------------------------------------
15         Celebration X                                    2.88                   5                     1
16         North Decatur Square Shopping Center             1.36                   5                     1
17         The Glen at Lafayette Hill                       1.25                   0                     1
18         United Plaza XII                                 1.25                   5                     1
19         Raintree Apartments                              1.37                   5                     1
-----------------------------------------------------  ------------------------------------------------------
20         11-15 Read's Way                                 1.41                   5                     1
21         Highland Run East Apartments                     1.39                   5                     1
22         Fire Mountain Shopping Center                    1.53                   5                     1
23         Park Del Amo                                     1.28                   0                     1
24         Parque View Apartments                           1.45                   5                     1
-----------------------------------------------------  ------------------------------------------------------
25         Los Vallecitos Business Center                   1.41                   5                     1
26         South Parc at Bethany Apartments                 1.23                   5                     1
27         Levittown Mews Shopping Center                   1.35                   5                     1
28         Racal Instruments Headquarters                   1.42                   5                     1
29         Mountain Marketplace                             1.32                   5                     1
-----------------------------------------------------  ------------------------------------------------------
30         Lott Portfolio                                   1.69                   5                     1
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-----------------------------------------------------  ------------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center             1.39                   5                     1
31a        Smart & Final Retail Center
31b        Simi Valley Office Center
-----------------------------------------------------  ------------------------------------------------------
32         Shoppes at Beacon Light                          1.29                   0                     1
33         Constitution Place                               1.52                   0                     1
34         Wildwood Ridge Apartments                        1.51                   5                     1
35         Westlake Village Business Park                   1.63                   5                     1
36         Clermont Towne Center                            1.45                   5                     1
-----------------------------------------------------  ------------------------------------------------------
37         Webster and Wayne Shopping Center                2.23                   5                     1
38         Cherry Valley Plaza                              1.50                   5                     1
39         Washington Square Medical Office Building        1.31                   5                     1
40         Randolph Plaza                                   1.42                   5                     1
41         Broadmoor Apartments of St. Joseph               1.39                   5                     1
-----------------------------------------------------  ------------------------------------------------------
42         Boulders VI Office Building                      1.40                   5                     1
43         Kierland Fairways Office Plaza                   1.33                   5                     1
44         Eastgate Square - Phase VI                       1.50                   0                     1
45         Tall Oaks Shopping Center                        1.28                   5                     1
46         Boulders VII Office Building                     1.40                   5                     1
-----------------------------------------------------  ------------------------------------------------------
47         Tanglewood Apartments                            2.42                   5                     1
48         Greene Countrie Court                            1.44                   5                     1
49         Belle Station                                    1.43                   7                     1
50         Farmer Jack Supermarket                          1.32                   5                     1



                                                                                                Cut-Off                   LTV
                                                                   Appraised                    Date LTV                Ratio at
ID                     Property Name                                 Value                       Ratio                  Maturity
------------------------------------------------------ ---------------------------------------------------------------------------
1          Belz Outlet Center                                      99,400,000                 64.17%                  56.57%
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 year                         159,500,000                 25.71%                  25.71%
2a         RREEF Textron Portfolio 10 year                         99,687,500                 25.71%                  25.71%
2a1        I-290 Industrial Park                                   20,562,500
2a2        Marley Run Apartments                                   18,125,000
------------------------------------------------------ ---------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center                      14,687,500
2a4        Demonet Building                                        13,750,000
2a5        Dallas Industrial Portfolio                             12,875,000
2a6        Pointe at Crystal Lake                                  12,062,500
2a7        Lakeridge at the Moors                                   7,625,000
------------------------------------------------------ ---------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                          59,812,500                  25.71%                  25.71%
2b1        I-290 Industrial Park                                   12,337,500
2b2        Marley Run Apartments                                   10,875,000
2b3        Bear Creek Village Shopping Center                       8,812,500
2b4        Demonet Building                                         8,250,000
-----------------------------------------------------  ---------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                              7,725,000
2b6        Pointe at Crystal Lake                                   7,237,500
2b7        Lakeridge at the Moors                                   4,575,000
3          50 Danbury Road                                         50,800,000                  74.80%                  62.95%
4          Cranston Parkade                                        35,000,000                  72.32%                  68.47%
-----------------------------------------------------  ---------------------------------------------------------------------------
5          Fifth Third Center                                      35,000,000                  71.36%                  61.41%
6          Mountain Square Shopping Center                         33,000,000                  74.07%                  64.75%
7          Cityview Centre                                         32,000,000                  75.90%                  66.25%
8          SLO Promenade                                           28,400,000                  73.83%                  69.99%
9          CNL Retail Portfolio                                    33,350,000                  62.83%                  54.89%
-----------------------------------------------------  ---------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble                    8,075,000
9b         CNL Retail Portfolio - Borders Books                     7,675,000
9c         CNL Retail Portfolio - Best Buy                          7,450,000
9d         CNL Retail Portfolio - Kash 'N Karry                     5,350,000
9e         CNL Retail Portfolio - Bed Bath & Beyond                 4,800,000
-----------------------------------------------------  ---------------------------------------------------------------------------
10         Valencia Corporate Plaza                                23,650,000                  74.00%                  63.83%
11         The Mansions at Delmar Village                          21,300,000                  79.64%                  69.66%
12         1111 North Capitol Street Building                      22,400,000                  65.35%                  56.80%
13         3220 Tillman Drive                                      20,000,000                  71.75%                  68.38%
14         Great Southern Shopping Center                          28,300,000                  48.56%                  42.35%
-----------------------------------------------------  ---------------------------------------------------------------------------
15         Celebration X                                           27,100,000                  50.18%                  50.18%
16         North Decatur Square Shopping Center                    17,400,000                  77.99%                  68.13%
17         The Glen at Lafayette Hill                              20,500,000                  65.58%                  59.05%
18         United Plaza XII                                        17,900,000                  73.98%                  65.62%
19         Raintree Apartments                                     17,700,000                  73.48%                  69.85%
-----------------------------------------------------  ---------------------------------------------------------------------------
20         11-15 Read's Way                                        17,200,000                  73.14%                  63.26%
21         Highland Run East Apartments                            15,700,000                  77.64%                  66.92%
22         Fire Mountain Shopping Center                           16,850,000                  69.85%                  61.62%
23         Park Del Amo                                            21,500,000                  54.64%                  46.19%
24         Parque View Apartments                                  15,100,000                  72.73%                  62.90%
-----------------------------------------------------  ----------------------------------------------------------------------------
25         Los Vallecitos Business Center                          14,250,000                  73.62%                  63.77%
26         South Parc at Bethany Apartments                        13,530,000                  77.38%                  67.84%
27         Levittown Mews Shopping Center                          13,500,000                  72.59%                  58.07%
28         Racal Instruments Headquarters                          13,500,000                  70.31%                  60.92%
29         Mountain Marketplace                                    11,000,000                  78.98%                  69.28%
-----------------------------------------------------  ----------------------------------------------------------------------------
30         Lott Portfolio                                          14,920,000                  57.91%                  40.41%
30a        Ark Self Storage - Smyrna                                3,470,000
30b        Ark Self Storage - Marietta                              3,320,000
30c        Ark Self Storage - Savannah                              3,190,000
30d        Ark Self Storage - Norcross                              2,220,000
-----------------------------------------------------  ----------------------------------------------------------------------------
30e        Ark Self Storage - Macon                                 1,780,000
30f        Ark Self Storage - Douglas                                 940,000
31         Simi Valley Retail and Office Center                    10,850,000                  77.36%                  67.66%
31a        Smart & Final Retail Center                              9,100,000
31b        Simi Valley Office Center                                1,750,000
-----------------------------------------------------  ----------------------------------------------------------------------------
32         Shoppes at Beacon Light                                 12,500,000                  66.73%                  53.91%
33         Constitution Place                                      14,400,000                  57.19%                  47.74%
34         Wildwood Ridge Apartments                               10,500,000                  77.55%                  66.80%
35         Westlake Village Business Park                          12,450,000                  64.13%                  56.39%
36         Clermont Towne Center                                    9,800,000                  79.26%                  68.09%
-----------------------------------------------------  ----------------------------------------------------------------------------
37         Webster and Wayne Shopping Center                       11,800,000                  63.56%                  62.12%
38         Cherry Valley Plaza                                     10,150,000                  71.78%                  63.05%
39         Washington Square Medical Office Building                9,800,000                  73.14%                  65.04%
40         Randolph Plaza                                          11,000,000                  64.07%                  56.01%
41         Broadmoor Apartments of St. Joseph                       9,100,000                  76.46%                  67.46%
-----------------------------------------------------  ----------------------------------------------------------------------------
42         Boulders VI Office Building                              9,300,000                  74.52%                  65.55%
43         Kierland Fairways Office Plaza                           1,000,000                  66.86%                  58.63%
44         Eastgate Square - Phase VI                               8,800,000                  74.60%                  71.27%
45         Tall Oaks Shopping Center                                8,500,000                  75.07%                  66.82%
46         Boulders VII Office Building                             8,950,000                  70.75%                  62.23%
-----------------------------------------------------  ----------------------------------------------------------------------------
47         Tanglewood Apartments                                  1,5,200,000                  41.30%                  35.53%
48         Greene Countrie Court                                    7,800,000                  78.09%                  73.98%
49         Belle Station                                            8,000,000                  75.51%                  65.84%
50         Farmer Jack Supermarket                                  7,750,000                  76.59%                  65.80%



ID                     Property Name                   Address                                           City
------------------------------------------------------ --------------------------------------------------------------------------

1          Belz Outlet Center                          401 West Oakridge Road                            Orlando
2          RREEF Textron Portfolio 10 year &
           RREEF Textron Portfolio 7 year              Various                                           Various
2a         RREEF Textron Portfolio 10 year             Various                                           Various
2a1        I-290 Industrial Park                       10-30 Forbes Road, 425-450 Whitney Street         Northborough
2a2        Marley Run Apartments                       8017 Ashberry Lane                                Pasadena
------------------------------------------------------ --------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center          17200 Redmond Way N.E.                            Redmond
2a4        Demonet Building                            1155 Connecticut Avenue                           Washington
2a5        Dallas Industrial Portfolio                 Various                                           Various
2a6        Pointe at Crystal Lake                      700 Cypress Club Way                              Pompano Beach
2a7        Lakeridge at the Moors                      17230 NW 64th Avenue                              Miami
------------------------------------------------------ --------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year              Various                                           Various
2b1        I-290 Industrial Park                       10-30 Forbes Road, 425-450 Whitney Street         Northborough
2b2        Marley Run Apartments                       8017 Ashberry Lane                                Pasadena
2b3        Bear Creek Village Shopping Center          17200 Redmond Way N.E.                            Redmond
2b4        Demonet Building                            1155 Connecticut Avenue                           Washington
-----------------------------------------------------  --------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                 Various                                           Various
2b6        Pointe at Crystal Lake                      700 Cypress Club Way                              Pompano Beach
2b7        Lakeridge at the Moors                      17230 NW 64th Avenue                              Miami
3          50 Danbury Road                             50 Danbury Road                                   Wilton
4          Cranston Parkade                            300 Garfield Avenue                               Cranston
-----------------------------------------------------  --------------------------------------------------------------------------
5          Fifth Third Center                          110 North Main Street                             Dayton
6          Mountain Square Shopping Center             250 - 420 S. Mountain Avenue                      Upland
7          Cityview Centre                             4600-4750 Bryant Irvin Road                       Fort Worth
8          SLO Promenade                               321 Madonna Road                                  San Luis Obispo
9          CNL Retail Portfolio                        Various                                           Various
-----------------------------------------------------  --------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble       591 South University Drive                        Plantation
9b         CNL Retail Portfolio - Borders Books        2240 East Sunrise Boulevard                       Ft. Lauderdale
9c         CNL Retail Portfolio - Best Buy             6600 22nd Avenue                                  St. Petersburg
9d         CNL Retail Portfolio - Kash 'N Karry        1101 East Bloomingdale Avenue                     Brandon
9e         CNL Retail Portfolio - Bed Bath & Beyond    10050 West Broad Street                           Glen Allen
-----------------------------------------------------  --------------------------------------------------------------------------
10         Valencia Corporate Plaza                    28470/28490 Stanford Avenue                       Santa Clarita
11         The Mansions at Delmar Village              63 Mansion Boulevard                              Delmar
12         1111 North Capitol Street Building          1111 North Capitol Street, NE                     Washington
13         3220 Tillman Drive                          3220 Tillman Drive                                Bensalem
14         Great Southern Shopping Center              3605-3879 South High Street                       Columbus
-----------------------------------------------------  --------------------------------------------------------------------------
15         Celebration X                               200 Celebration Road                              Celebration
16         North Decatur Square Shopping Center        2863 - 2899 North Decatur Road                    Atlanta
17         The Glen at Lafayette Hill                  Joshua Road and Ridge Pike                        Lafayette Hill
18         United Plaza XII                            8549 United Plaza Boulevard                       Baton Rouge
19         Raintree Apartments                         175 North Locust Hill Drive                       Lexington
-----------------------------------------------------  --------------------------------------------------------------------------
20         11-15 Read's Way                            11-15 Read's Way                                  New Castle
21         Highland Run East Apartments                640 Abberley Way                                  Stone Mountain
22         Fire Mountain Shopping Center               2434 - 2598 Vista Way                             Oceanside
23         Park Del Amo                                2355 - 2377 Crenshaw Boulevard                    Torrance
24         Parque View Apartments                      1800 El Paseo Street                              Houston
-----------------------------------------------------  --------------------------------------------------------------------------
25         Los Vallecitos Business Center              800 - 830 Los Vallecitos Boulevard and 125 - 145  San Marcos
                                                                 Vallecitos De Oro
26         South Parc at Bethany Apartments            4300 NW Chanticleer Drive                         Portland
27         Levittown Mews Shopping Center              3335-3377 Hempstead Turnpike                      Levittown
28         Racal Instruments Headquarters              4 Goodyear Street                                 Irvine
29         Mountain Marketplace                        350 Mountain Road                                 Pasadena
-----------------------------------------------------  --------------------------------------------------------------------------
30         Lott Portfolio                              Various                                           Various
30a        Ark Self Storage - Smyrna                   2330 Old Concord Road                             Smyrna
30b        Ark Self Storage - Marietta                 1744 Cobb Parkway So.                             Marietta
30c        Ark Self Storage - Savannah                 5514 & 9131 White Bluff Road                      Savannah
30d        Ark Self Storage - Norcross                 6305 Atlantic Boulevard                           Norcross
-----------------------------------------------------  --------------------------------------------------------------------------
30e        Ark Self Storage - Macon                    1731 Keystone Street                              Macon
30f        Ark Self Storage - Douglas                  107 West Walker Street                            Douglas
31         Simi Valley Retail and Office Center        Various                                           Various
31a        Smart & Final Retail Center                 1778-1992 Erringer Road                           Simi Valley
31b        Simi Valley Office Center                   1900 E. Los Angeles Avenue                        Simi Valley
-----------------------------------------------------  --------------------------------------------------------------------------
32         Shoppes at Beacon Light                     2400 North Federal Highway                        Lighthouse Point
33         Constitution Place                          325 Chestnut Street                               Philadelphia
34         Wildwood Ridge Apartments                   5100 Highbridge                                   Fayetteville
35         Westlake Village Business Park              2630 Townsgate Road,766-822 Hampshire Rd, 756
                                                            Lakefield Rd                                 Thousand Oaks
36         Clermont Towne Center                       State Route 50 & Citrus Tower Boulevard           Clermont
-----------------------------------------------------  --------------------------------------------------------------------------
37         Webster and Wayne Shopping Center           2121 North Clybourn Avenue                        Chicago
38         Cherry Valley Plaza                         11604-11634 Reistertown Road                      Reistertown
39         Washington Square Medical Office Building   11051 Hall Road                                   Utica
40         Randolph Plaza                              4202 East 22nd Street                             Tucson
41         Broadmoor Apartments of St. Joseph          3601 Gene Field Road                              St. Joseph
-----------------------------------------------------  --------------------------------------------------------------------------
42         Boulders VI Office Building                 7401 Beaufont Springs Drive                       Richmond
43         Kierland Fairways Office Plaza              14614 North Kierland Blvd.                        Phoenix
44         Eastgate Square - Phase VI                  Route 38 & Nixon Drive                            Moorestown
45         Tall Oaks Shopping Center                   12010-50 North Shore Drive                        Reston
46         Boulders VII Office Building                7325 Beaufont Springs Drive                       Richmond
-----------------------------------------------------  --------------------------------------------------------------------------
47         Tanglewood Apartments                       1700 Johnson Road                                 Petersburg
48         Greene Countrie Court                       7841 Ridge Avenue                                 Philadelphia
49         Belle Station                               697 Long Point Road                               Mount Pleasant
50         Farmer Jack Supermarket                     2630 West Laskey Road                             Toledo



                                                                                                      Year
ID                     Property Name                      State                Zip Code               Built
------------------------------------------------------ -----------------------------------------------------
1          Belz Outlet Center                              FL                   32819                  1981
2          RREEF Textron Portfolio 10 year & 7 year      Various               Various               Various
2a         RREEF Textron Portfolio 10 year               Various               Various               Various
2a1        I-290 Industrial Park                           MA                    1532                Various
2a2        Marley Run Apartments                           MD                   21122                  1990
------------------------------------------------------ -----------------------------------------------------
2a3        Bear Creek Village Shopping Center              WA                   98052                  1976
2a4        Demonet Building                                DC                   20036                  1984
2a5        Dallas Industrial Portfolio                     TX                  Various               Various
2a6        Pointe at Crystal Lake                          FL                   33064                  1988
2a7        Lakeridge at the Moors                          FL                   33015                  1991
------------------------------------------------------ -----------------------------------------------------
2b         RREEF Textron Portfolio 7 year                Various               Various               Various
2b1        I-290 Industrial Park                           MA                    1532                Various
2b2        Marley Run Apartments                           MD                   21122                  1990
2b3        Bear Creek Village Shopping Center              WA                   98052                  1976
2b4        Demonet Building                                DC                   20036                  1984
-----------------------------------------------------  ------------------------------------------------------
2b5        Dallas Industrial Portfolio                     TX                  Various               Various
2b6        Pointe at Crystal Lake                          FL                   33064                  1988
2b7        Lakeridge at the Moors                          FL                   33015                  1991
3          50 Danbury Road                                 CT                    6897                  1960
4          Cranston Parkade                                RI                    2920                  2001
-----------------------------------------------------  -----------------------------------------------------
5          Fifth Third Center                              OH                   45402                  1989
6          Mountain Square Shopping Center                 CA                   91786                  1988
7          Cityview Centre                                 TX                   76132                  1987
8          SLO Promenade                                   CA                   93405                  1987
9          CNL Retail Portfolio                          Various               Various               Various
-----------------------------------------------------  -----------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble           FL                   33317                  1995
9b         CNL Retail Portfolio - Borders Books            FL                   33304                  1995
9c         CNL Retail Portfolio - Best Buy                 FL                   33710                  1997
9d         CNL Retail Portfolio - Kash 'N Karry            FL                   33511                  1997
9e         CNL Retail Portfolio - Bed Bath & Beyond        VA                   23060                  1997
-----------------------------------------------------  -----------------------------------------------------
10         Valencia Corporate Plaza                        CA                   91355                  1999
11         The Mansions at Delmar Village                  NY                   12054                  2001
12         1111 North Capitol Street Building              DC                   20005                  1927
13         3220 Tillman Drive                              PA                   19020                  1990
14         Great Southern Shopping Center                  OH                   43207                  1958
-----------------------------------------------------  -----------------------------------------------------
15         Celebration X                                   FL                   34747                  1995
16         North Decatur Square Shopping Center            GA                   30303                  2002
17         The Glen at Lafayette Hill                      PA                   19444                  2000
18         United Plaza XII                                LA                   70809                  1998
19         Raintree Apartments                             KY                   40509                  1985
-----------------------------------------------------  ----------------------------------------------------
20         11-15 Read's Way                                DE                   19720               1997-1998
21         Highland Run East Apartments                    GA                   30083                  1970
22         Fire Mountain Shopping Center                   CA                   92054                  1986
23         Park Del Amo                                    CA                   90501                  1985
24         Parque View Apartments                          TX                   77054                  1979
-----------------------------------------------------  ----------------------------------------------------
25         Los Vallecitos Business Center                  CA                   92069                  1982
26         South Parc at Bethany Apartments                OR                   97229                  1995
27         Levittown Mews Shopping Center                  NY                   11756                  1993
28         Racal Instruments Headquarters                  CA                   92618                  1981
29         Mountain Marketplace                            MD                   21122                  2001
-----------------------------------------------------  ----------------------------------------------------
30         Lott Portfolio                               Various               Various               Various
30a        Ark Self Storage - Smyrna                      GA                   30082                  1985
30b        Ark Self Storage - Marietta                    GA                   30060                  1987
30c        Ark Self Storage - Savannah                    GA                   31405                  1983
30d        Ark Self Storage - Norcross                    GA                   30071                  1987
-----------------------------------------------------  ----------------------------------------------------
30e        Ark Self Storage - Macon                       GA                   31204                  1983
30f        Ark Self Storage - Douglas                     GA                   31533                  1986
31         Simi Valley Retail and Office Center         Various               Various               Various
31a        Smart & Final Retail Center                    CA                   93065                  1965
31b        Simi Valley Office Center                      CA                   93065                  1993
-----------------------------------------------------  ----------------------------------------------------
32         Shoppes at Beacon Light                        FL                   33064                  1954
33         Constitution Place                             PA                   19106                  1955
34         Wildwood Ridge Apartments                      NY                   13066                  1973
35         Westlake Village Business Park                 CA                   91361                  1972
36         Clermont Towne Center                          FL                   34711                  1999
-----------------------------------------------------  ----------------------------------------------------
37         Webster and Wayne Shopping Center              IL                   60614                  1987
38         Cherry Valley Plaza                            MD                   21136                  1982
39         Washington Square Medical Office Building      MI                   48317                  2001
40         Randolph Plaza                                 AZ                   85711                  1972
41         Broadmoor Apartments of St. Joseph             MO                   64506                  1979
-----------------------------------------------------  ----------------------------------------------------
42         Boulders VI Office Building                    VA                   23225                  1997
43         Kierland Fairways Office Plaza                 AZ                   84254                  1998
44         Eastgate Square - Phase VI                     NJ                    8054                  1998
45         Tall Oaks Shopping Center                      VA                   20190                  1974
46         Boulders VII Office Building                   VA                   23225                  1999
-----------------------------------------------------  ----------------------------------------------------
47         Tanglewood Apartments                          VA                   23805                  1976
48         Greene Countrie Court                          PA                   19128                  1961
49         Belle Station                                  SC                   29464               2000-2001
50         Farmer Jack Supermarket                        OH                   43613                  2001







                                                                                      Net                   Units
                                                               Year                 Rentable                 of
ID                     Property Name                         Renovated           Area SF/Units             Measure
------------------------------------------------------ ---------------------------------------------------------------------
1          Belz Outlet Center                              1991                   637,772                Sq.Ft.
2          RREEF Textron Portfolio 10 year & 7 year        Various                Various                Various
2a         RREEF Textron Portfolio 10 year                 Various                Various                Various
2a1        I-290 Industrial Park                           Various                576,644                Sq.Ft.
2a2        Marley Run Apartments                                                  336                    Units
------------------------------------------------------ -----------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center              1987                   175,040                Sq.Ft.
2a4        Demonet Building                                                       94,893                 Sq.Ft.
2a5        Dallas Industrial Portfolio                     Various                561,920                Sq.Ft.
2a6        Pointe at Crystal Lake                                                 292                    Units
2a7        Lakeridge at the Moors                                                 175                    Units
------------------------------------------------------ ---------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                  Various                Various                Various
2b1        I-290 Industrial Park                           Various                576,644                Sq.Ft.
2b2        Marley Run Apartments                                                  336                    Units
2b3        Bear Creek Village Shopping Center              1987                   175,040                Sq.Ft.
2b4        Demonet Building                                                       94,893                 Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                     Various                561,920                Sq.Ft.
2b6        Pointe at Crystal Lake                                                 292                    Units
2b7        Lakeridge at the Moors                                                 175                    Units
3          50 Danbury Road                                 2001                   219,041                Sq.Ft.
4          Cranston Parkade                                                       259,218                Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
5          Fifth Third Center                                                     294,850                Sq.Ft.
6          Mountain Square Shopping Center                                        273,189                Sq.Ft.
7          Cityview Centre                                 2002                   352,300                Sq.Ft.
8          SLO Promenade                                   2000                   173,347                Sq.Ft.
9          CNL Retail Portfolio                                                   210,155                Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble                                  35,000                 Sq.Ft.
9b         CNL Retail Portfolio - Borders Books                                   30,000                 Sq.Ft.
9c         CNL Retail Portfolio - Best Buy                                        46,520                 Sq.Ft.
9d         CNL Retail Portfolio - Kash 'N Karry                                   58,635                 Sq.Ft.
9e         CNL Retail Portfolio - Bed Bath & Beyond                               40,000                 Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
10         Valencia Corporate Plaza                        2001-2002              144,272                Sq.Ft.
11         The Mansions at Delmar Village                                         232                    Units
12         1111 North Capitol Street Building              2002                   167,047                Sq.Ft.
13         3220 Tillman Drive                                                     143,049                Sq.Ft.
14         Great Southern Shopping Center                  1990                   571,592                Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
15         Celebration X                                                          166,131                Sq. Ft.
16         North Decatur Square Shopping Center                                   136,334                Sq.Ft.
17         The Glen at Lafayette Hill                                             139                    Units
18         United Plaza XII                                                       152,501                Sq.Ft.
19         Raintree Apartments                             2000                   480                    Units
-----------------------------------------------------  ---------------------------------------------------------------------
20         11-15 Read's Way                                                       128,524                Sq.Ft.
21         Highland Run East Apartments                    2001                   300                    Units
22         Fire Mountain Shopping Center                                          92,378                 Sq.Ft.
23         Park Del Amo                                                           205,961                Sq.Ft.
24         Parque View Apartments                                                 352                    Units
-----------------------------------------------------  ---------------------------------------------------------------------
25         Los Vallecitos Business Center                  2001                   150,312                Sq Ft
26         South Parc at Bethany Apartments                                       152                    Units
27         Levittown Mews Shopping Center                                         93,376                 Sq.Ft.
28         Racal Instruments Headquarters                                         98,631                 Sq.Ft.
29         Mountain Marketplace                                                   86,896                 Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
30         Lott Portfolio                                  Various                2,633                  Units
30a        Ark Self Storage - Smyrna                       1987                   528                    Units
30b        Ark Self Storage - Marietta                     1989                   450                    Units
30c        Ark Self Storage - Savannah                     1996                   545                    Units
30d        Ark Self Storage - Norcross                                            426                    Units
-----------------------------------------------------  ---------------------------------------------------------------------
30e        Ark Self Storage - Macon                        1989                   390                    Units
30f        Ark Self Storage - Douglas                      1990                   294                    Units
31         Simi Valley Retail and Office Center                                   91,614                 Sq.Ft.
31a        Smart & Final Retail Center                     1993                   74,312                 Sq.Ft.
31b        Simi Valley Office Center                                              17,302                 Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
32         Shoppes at Beacon Light                         2001                   88,497                 Sq.Ft.
33         Constitution Place                              1996                   197,005                Sq.Ft.
34         Wildwood Ridge Apartments                       2002                   266                    Units
35         Westlake Village Business Park                  2000                   118,223                Sq.Ft.
36         Clermont Towne Center                                                  81,300                 Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
37         Webster and Wayne Shopping Center               2002                   68,235                 Sq.Ft.
38         Cherry Valley Plaza                             2002                   85,322                 Sq.Ft.
39         Washington Square Medical Office Building                              44,526                 Sq.Ft.
40         Randolph Plaza                                  2000                   179,382                Sq.Ft.
41         Broadmoor Apartments of St. Joseph              1992                   385                    Units
-----------------------------------------------------  ---------------------------------------------------------------------
42         Boulders VI Office Building                                            81,442                 Sq.Ft.
43         Kierland Fairways Office Plaza                                         55,268                 Sq.Ft.
44         Eastgate Square - Phase VI                                             36,245                 Sq.Ft.
45         Tall Oaks Shopping Center                       1999                   71,953                 Sq.Ft.
46         Boulders VII Office Building                                           75,472                 Sq.Ft.
-----------------------------------------------------  ---------------------------------------------------------------------
47         Tanglewood Apartments                           2000                   408                    Units
48         Greene Countrie Court                                                  147                    Units
49         Belle Station                                                          68,806                 Sq.Ft.
50         Farmer Jack Supermarket                                                58,145                 Sq.Ft.



                                                        Loan per Net               Prepayment               Third
                                                       Rentable Area               Provisions            Most Recent
ID                     Property Name                      SF/Units               (# of payments)             NOI
------------------------------------------------------ --------------------------------------------------------------
1          Belz Outlet Center                           100.02          LO(27)/Defeasance(56)/Open(1)      9,675,173
2          RREEF Textron Portfolio 10 year & 7 year     Various         Various                           12,401,418
2a         RREEF Textron Portfolio 10 year              Various         Grtr1% Or YM(119)/Open(1) (10)     7,750,886
2a1        I-290 Industrial Park                        8.28                                               1,287,473
2a2        Marley Run Apartments                        13,394.02                                          1,439,668
------------------------------------------------------ --------------------------------------------------------------
2a3        Bear Creek Village Shopping Center           22.69                                              1,141,581
2a4        Demonet Building                             40.51                                              1,129,198
2a5        Dallas Industrial Portfolio                  6.04                                               1,306,531
2a6        Pointe at Crystal Lake                       10,750.22                                            937,189
2a7        Lakeridge at the Moors                       11,439.73                                            509,247
------------------------------------------------------ --------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year               Various        Grtr1% Or YM(83)/Open(1) (10)      4,650,532
2b1        I-290 Industrial Park                        4.97                                                 772,484
2b2        Marley Run Apartments                        8,036.41                                             863,801
2b3        Bear Creek Village Shopping Center           13.61                                                684,949
2b4        Demonet Building                             24.30                                                677,519
-----------------------------------------------------  --------------------------------------------------------------
2b5        Dallas Industrial Portfolio                  3.63                                                 783,918
2b6        Pointe at Crystal Lake                       6,450.13                                             562,313
2b7        Lakeridge at the Moors                       6,863.84                                             305,548
3          50 Danbury Road                              173.48          LO(26)/Defeasance (90)/Open(4)
4          Cranston Parkade                             97.64           LO(26)/Defeasance(33)/Open(1)
-----------------------------------------------------  --------------------------------------------------------------
5          Fifth Third Center                           84.71           LO(26)/Defeasance(90)/Open(4)      3,464,236
6          Mountain Square Shopping Center              89.48           LO(34)/Defeasance(82)/Open(4)      3,137,604
7          Cityview Centre                              68.94           LO(27)/Defeasance(89)/Open(4)      2,023,958
8          SLO Promenade                                120.96          LO(47)/Defeasance(12)/Open(1)
9          CNL Retail Portfolio                         99.71           LO(47)/Defeasance(72)/Open(1)      3,165,559
-----------------------------------------------------  --------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble        146.05                                               798,992
9b         CNL Retail Portfolio - Borders Books         164.16                                               731,168
9c         CNL Retail Portfolio - Best Buy              100.50                                               697,000
9d         CNL Retail Portfolio - Kash 'N Karry         56.51                                                498,399
9e         CNL Retail Portfolio - Bed Bath & Beyond     73.25                                                440,000
-----------------------------------------------------  --------------------------------------------------------------
10         Valencia Corporate Plaza                     121.30          LO(47)/Defeasance(72)/Open(1)      1,443,213
11         The Mansions at Delmar Village               73,121.36       LO(28)/Defeasance(88)/Open(4)
12         1111 North Capitol Street Building           87.62           LO(26)/Defeasance(90)/Open(4)     1,594,018
13         3220 Tillman Drive                           100.32          LO(29)/Defeasance(30)/Open(1)     2,129,846
14         Great Southern Shopping Center               24.04           LO(33)/Defeasance(83)/Open(7)     2,733,818
-----------------------------------------------------  -------------------------------------------------------------
15         Celebration X                                81.86           LO(35)/Yield Maintenance(23)/Open(2)
16         North Decatur Square Shopping Center         99.54           LO(28)/Defeasance(88)/Open(4)      812,374
17         The Glen at Lafayette Hill                   96,714.25       LO(37)/Grtr1% Or YM(80)/Open(4)
18         United Plaza XII                             86.84           LO(29)/Defeasance(51)/Open(4)
19         Raintree Apartments                          27,097.06       LO(47)/Defeasance(12)/Open(1)     1,343,181
-----------------------------------------------------  --------------------------------------------------------------
20         11-15 Read's Way                             97.88           LO(47)/Defeasance(71)/Open(2)     1,364,084
21         Highland Run East Apartments                 40,629.69       LO(26)/Defeasance(90)/Open(4)
22         Fire Mountain Shopping Center                127.41          LO(34)/Defeasance(82)/Open(4)     1,762,580
23         Park Del Amo                                 57.04           LO(37)/Grtr1% Or YM(80)/Open(3)   1,739,986
24         Parque View Apartments                       31,199.73       LO(27)/Defeasance(89)/Open(4)     1,181,155
-----------------------------------------------------  -------------------------------------------------------------
25         Los Vallecitos Business Center               69.79           LO(35)/Defeasance(81)/Open(4)
26         South Parc at Bethany Apartments             68,878.51       LO(29)/Defeasance(87)/Open(4)     1,020,775
27         Levittown Mews Shopping Center               104.95          LO(35)/Defeasance(84)/Open(1)     1,208,886
28         Racal Instruments Headquarters               96.23           LO(25)/Defeasance(93)/Open(2)
29         Mountain Marketplace                         99.98           LO(47)/Defeasance(71)/Open(2)
-----------------------------------------------------  -------------------------------------------------------------
30         Lott Portfolio                               3,281.36        LO(32)/Defeasance(84)/Open(4)     1,320,490
30a        Ark Self Storage - Smyrna                                                                        265,793
30b        Ark Self Storage - Marietta                                                                      287,352
30c        Ark Self Storage - Savannah                                                                      299,462
30d        Ark Self Storage - Norcross                                                                      210,841
-----------------------------------------------------  -------------------------------------------------------------
30e        Ark Self Storage - Macon                                                                         166,746
30f        Ark Self Storage - Douglas                                                                        90,296
31         Simi Valley Retail and Office Center         91.61           LO(26)/Defeasance(90)/Open(4)
31a        Smart & Final Retail Center
31b        Simi Valley Office Center
-----------------------------------------------------  -------------------------------------------------------------
32         Shoppes at Beacon Light                      94.25           LO(61)/Grtr1% Or YM(55)/Open(4)     371,418
33         Constitution Place                           41.80           LO(25)/Grtr1% Or YM(91)/Open(4)   2,054,378
34         Wildwood Ridge Apartments                    30,611.13       LO(26)/Defeasance(90)/Open(4)     1,126,122
35         Westlake Village Business Park               67.53           LO(28)/Defeasance(88)/Open(4)     1,126,615
36         Clermont Towne Center                        95.54           LO(26)/Defeasance(90)/Open(4)       469,012
-----------------------------------------------------  -------------------------------------------------------------
37         Webster and Wayne Shopping Center            109.91          LO(47)/Defeasance(36)/Open(1)       924,287
38         Cherry Valley Plaza                          85.39           LO(47)/Defeasance(71)/Open(2)       428,197
39         Washington Square Medical Office Building    160.97          LO(32)/Defeasance(84)/Open(4)
40         Randolph Plaza                               39.29           LO(34)/Defeasance(82)/Open(4)     1,034,629
41         Broadmoor Apartments of St. Joseph           18,071.27       LO(33)/Defeasance(80)/Open(7)       994,301
-----------------------------------------------------  -------------------------------------------------------------
42         Boulders VI Office Building                  85.10           LO(29)/Defeasance(87)/Open(4)       973,892
43         Kierland Fairways Office Plaza               120.98          LO(28)/Defeasance(88)/Open(4)       772,696
44         Eastgate Square - Phase VI                   181.13          LO(24)/YieldMaintenance(34)/Open(2) 909,693
45         Tall Oaks Shopping Center                    88.68           LO(30)/Defeasance(86)/Open(4)       371,740
46         Boulders VII Office Building                 83.90           LO(29)/Defeasance(87)/Open(4)       395,373
-----------------------------------------------------  -------------------------------------------------------------
47         Tanglewood Apartments                        15,388.12       LO(29)/Defeasance(87)/Open(4)     1,178,224
48         Greene Countrie Court                        41,433.52       LO(26)/Defeasance(33)/Open(1)
49         Belle Station                                87.80           LO(47)/Yield Maintenance(72)/Open(1)
50         Farmer Jack Supermarket                      102.09          LO(37)/Defeasance(79)/ Open(4)




                                                           Third Most            Second         Second Most
                                                           Recent NOI         Most Recent        Recent NOI
ID                     Property Name                          Date                NOI               Date
------------------------------------------------------ -------------------------------------------------------
1          Belz Outlet Center                              12/31/1999            11,056,991        12/31/2000
2          RREEF Textron Portfolio 10 year & 7 year        12/31/2000            14,170,971        12/31/2001
2a         RREEF Textron Portfolio 10 year                 12/31/2000             8,856,857        12/31/2001
2a1        I-290 Industrial Park                           12/31/2000             1,517,160        12/31/2001
2a2        Marley Run Apartments                           12/31/2000             1,678,557        10/31/2001
------------------------------------------------------ -------------------------------------------------------
2a3        Bear Creek Village Shopping Center              12/31/2000             1,316,943        12/31/2001
2a4        Demonet Building                                12/31/2000             1,300,107        12/31/2001
2a5        Dallas Industrial Portfolio                     12/31/2000             1,393,474        12/31/2001
2a6        Pointe at Crystal Lake                          12/31/2000               984,286        12/31/2001
2a7        Lakeridge at the Moors                          12/31/2000               666,331        12/31/2001
------------------------------------------------------ -------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                  12/31/2000             5,314,114        12/31/2001
2b1        I-290 Industrial Park                           12/31/2000               910,296        12/31/2001
2b2        Marley Run Apartments                           12/31/2000             1,007,134        10/31/2001
2b3        Bear Creek Village Shopping Center              12/31/2000               790,166        12/31/2001
2b4        Demonet Building                                12/31/2000               780,064        12/31/2001
-----------------------------------------------------  -------------------------------------------------------
2b5        Dallas Industrial Portfolio                     12/31/2000               836,084        12/31/2001
2b6        Pointe at Crystal Lake                          12/31/2000               590,571        12/31/2001
2b7        Lakeridge at the Moors                          12/31/2000               399,799        12/31/2001
3          50 Danbury Road                                                          955,691        12/31/2001
4          Cranston Parkade
-----------------------------------------------------  -------------------------------------------------------
5          Fifth Third Center                              12/31/2000             3,728,918        12/31/2001
6          Mountain Square Shopping Center                 12/31/2000             3,291,037        12/31/2001
7          Cityview Centre                                 12/31/2000             2,460,229        12/31/2001
8          SLO Promenade                                                            631,746        12/31/2000
9          CNL Retail Portfolio                            12/31/2000             3,165,559        12/31/2001
-----------------------------------------------------  ---------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble           12/31/2000               798,992        12/31/2001
9b         CNL Retail Portfolio - Borders Books            12/31/2000               731,168        12/31/2001
9c         CNL Retail Portfolio - Best Buy                 12/31/2000               697,000        12/31/2001
9d         CNL Retail Portfolio - Kash 'N Karry            12/31/2000               498,399        12/31/2001
9e         CNL Retail Portfolio - Bed Bath & Beyond        12/31/2000               440,000        12/31/2001
-----------------------------------------------------  -------------------------------------------------------
10         Valencia Corporate Plaza                        12/31/2000             1,314,256        12/31/2001
11         The Mansions at Delmar Village                                         1,178,370        12/20/2001
12         1111 North Capitol Street Building              12/31/2000             1,661,170        12/31/2001
13         3220 Tillman Drive                              12/31/1999             2,007,859        12/31/2000
14         Great Southern Shopping Center                  12/31/2000             2,741,820        12/31/2001
-----------------------------------------------------  -------------------------------------------------------
15         Celebration X
16         North Decatur Square Shopping Center            12/31/1999             1,161,926        12/31/2000
17         The Glen at Lafayette Hill                                             1,901,037        12/31/2001
18         United Plaza XII                                                          79,244        12/31/2000
19         Raintree Apartments                             12/31/2000             1,324,660        12/31/2001
-----------------------------------------------------  --------------------------------------------------------
20         11-15 Read's Way                                12/31/1999             1,083,256        12/31/2000
21         Highland Run East Apartments                                           1,088,136        12/31/2001
22         Fire Mountain Shopping Center                   12/1/2000              1,710,025        12/31/2001
23         Park Del Amo                                    12/31/2000             2,043,344        12/31/2001
24         Parque View Apartments                          12/31/2000             1,250,087        12/31/2001
-----------------------------------------------------  --------------------------------------------------------
25         Los Vallecitos Business Center
26         South Parc at Bethany Apartments                                       1,276,966        12/31/2001
27         Levittown Mews Shopping Center                  12/31/2000             1,152,332        12/31/2001
28         Racal Instruments Headquarters                  12/31/2000             1,227,285        12/31/2001
29         Mountain Marketplace
-----------------------------------------------------  --------------------------------------------------------
30         Lott Portfolio                                  12/31/2000             1,450,331        12/31/2001
30a        Ark Self Storage - Smyrna                       12/31/2000               324,905        12/31/2001
30b        Ark Self Storage - Marietta                     12/31/2000               314,957        12/31/2001
30c        Ark Self Storage - Savannah                     12/31/2000               320,853        12/31/2001
30d        Ark Self Storage - Norcross                     12/31/2000               222,985        12/31/2001
-----------------------------------------------------  --------------------------------------------------------
30e        Ark Self Storage - Macon                        12/31/2000               162,607        12/31/2001
30f        Ark Self Storage - Douglas                      12/31/2000               104,024        12/31/2001
31         Simi Valley Retail and Office Center                                   1,150,039        12/31/2001
31a        Smart & Final Retail Center                                              978,592        12/31/2001
31b        Simi Valley Office Center                                                171,447        12/31/2001
-----------------------------------------------------  --------------------------------------------------------
32         Shoppes at Beacon Light                         12/31/2000               797,521        12/31/2001
33         Constitution Place                              12/31/2000             2,015,996        12/31/2001
34         Wildwood Ridge Apartments                       12/31/2000             1,075,467        12/31/2001
35         Westlake Village Business Park                  12/31/2000             1,214,873        12/31/2001
36         Clermont Towne Center                           12/31/2000               618,003        12/31/2001
-----------------------------------------------------  --------------------------------------------------------
37         Webster and Wayne Shopping Center               12/31/2000               859,066        12/31/2001
38         Cherry Valley Plaza                             12/31/1999               197,096        12/31/2000
39         Washington Square Medical Office Building
40         Randolph Plaza                                  12/31/2000               979,806        12/31/2001
41         Broadmoor Apartments of St. Joseph              12/31/2000               958,955        12/31/2001
-----------------------------------------------------  --------------------------------------------------------
42         Boulders VI Office Building                     12/31/2000             1,011,869        12/31/2001
43         Kierland Fairways Office Plaza                  12/31/2000               981,076        12/31/2001
44         Eastgate Square - Phase VI                      12/31/2000               919,495        12/31/2001
45         Tall Oaks Shopping Center                       12/31/1999               605,043        12/31/2000
46         Boulders VII Office Building                    12/31/2000               586,805        12/31/2001
-----------------------------------------------------  --------------------------------------------------------
47         Tanglewood Apartments                           12/31/2000             1,301,987        12/31/2001
48         Greene Countrie Court                                                    650,731        12/31/2000
49         Belle Station                                                            496,870        12/31/2001
50         Farmer Jack Supermarket





                                                              Most Recent    Most Recent      Underwritten          Underwritten
ID                     Property Name                            NOI           NOI Date            NOI                   EGI
------------------------------------------------------ ---------------------------------------------------------------------------
1          Belz Outlet Center                                10,666,809       12/31/2001            9,443,179         16,759,449
2          RREEF Textron Portfolio 10 year & 7 year          14,517,664       5/31/2002            13,693,047         20,948,587
2a         RREEF Textron Portfolio 10 year                    9,073,540       5/31/2002             8,558,154         13,092,867
2a1        I-290 Industrial Park                              2,033,308       5/31/2002             1,873,917          2,409,482
2a2        Marley Run Apartments                              1,574,893       5/31/2002             1,546,396          2,373,401
------------------------------------------------------ ----------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center                 1,335,522       5/31/2002             1,269,823          1,649,297
2a4        Demonet Building                                   1,191,226       5/31/2002             1,063,126          1,872,001
2a5        Dallas Industrial Portfolio                        1,255,353       5/31/2002             1,190,613          1,697,558
2a6        Pointe at Crystal Lake                               985,387       5/31/2002               990,783          1,889,806
2a7        Lakeridge at the Moors                               697,852       5/31/2002               623,498          1,201,322
------------------------------------------------------ ----------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                     5,444,124       5/31/2002             5,134,893          7,855,720
2b1        I-290 Industrial Park                              1,219,985       5/31/2002             1,124,350          1,445,689
2b2        Marley Run Apartments                                944,936       5/31/2002               927,838          1,424,041
2b3        Bear Creek Village Shopping Center                   801,313       5/31/2002               761,894            989,578
2b4        Demonet Building                                     714,736       5/31/2002               637,875          1,123,201
-----------------------------------------------------  ---------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                          753,212       5/31/2002               714,368          1,018,535
2b6        Pointe at Crystal Lake                               591,232       5/31/2002               594,470          1,133,884
2b7        Lakeridge at the Moors                               418,711       5/31/2002               374,099            720,793
3          50 Danbury Road                                      457,519       5/31/2002             4,418,701          6,568,393
4          Cranston Parkade                                                                         3,195,504          4,111,717
-----------------------------------------------------  ---------------------------------------------------------------------------
5          Fifth Third Center                                 3,838,114       4/30/2002             3,052,547          5,382,297
6          Mountain Square Shopping Center                    3,215,252       5/31/2002             2,928,503          4,146,622
7          Cityview Centre                                    2,527,779       4/30/2002             2,935,623          4,407,618
8          SLO Promenade                                      2,493,004       12/31/2001            2,344,466          3,367,864
9          CNL Retail Portfolio                               3,165,559   Trailing 12 05/02         2,917,062          3,007,281
-----------------------------------------------------  ----------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble                798,992   Trailing 12 05/02           736,271            759,042
9b         CNL Retail Portfolio - Borders Books                 731,168   Trailing 12 05/02           673,771            694,609
9c         CNL Retail Portfolio - Best Buy                      697,000   Trailing 12 05/02           642,286            662,150
9d         CNL Retail Portfolio - Kash 'N Karry                 498,399   Trailing 12 05/02           459,275            473,479
9e         CNL Retail Portfolio - Bed Bath & Beyond             440,000   Trailing 12 05/02           405,460            418,000
-----------------------------------------------------  ----------------------------------------------------------------------------
10         Valencia Corporate Plaza                           1,539,418       5/31/2002             2,049,279          3,004,824
11         The Mansions at Delmar Village                     1,708,099       2/20/2002             1,738,260          2,641,858
12         1111 North Capitol Street Building                 1,608,885       2/28/2002             1,758,904          2,270,304
13         3220 Tillman Drive                                 1,823,911       12/31/2001            1,813,879          3,157,186
14         Great Southern Shopping Center                     2,867,854       6/21/2002             2,589,429          3,616,573
-----------------------------------------------------  ----------------------------------------------------------------------------
15         Celebration X                                                                            2,390,567          2,414,714
16         North Decatur Square Shopping Center               1,329,705       12/31/2001            1,543,837          2,005,872
17         The Glen at Lafayette Hill                         2,004,428       3/31/2002             1,578,873          2,373,453
18         United Plaza XII                                     435,058       12/31/2001            1,589,176          2,591,285
19         Raintree Apartments                                1,433,876   Trailing 12 05/02         1,437,217          2,779,761
-----------------------------------------------------  ---------------------------------------------------------------------------
20         11-15 Read's Way                                  1,565,704        12/31/2001            1,481,275           2,070,401
21         Highland Run East Apartments                      1,281,475        5/31/2002             1,376,746           2,399,527
22         Fire Mountain Shopping Center                     1,731,131        5/31/2002             1,582,564           2,139,585
23         Park Del Amo                                      2,147,415        3/31/2002             1,735,343           3,470,320
24         Parque View Apartments                            1,265,253        2/28/2002             1,335,247           2,490,550
-----------------------------------------------------  ---------------------------------------------------------------------------
25         Los Vallecitos Business Center                    1,232,485    Annualized 01/02-05/02    1,268,768            1,697,426
26         South Parc at Bethany Apartments                  1,037,251        2/28/2002             1,064,269            1,718,486
27         Levittown Mews Shopping Center                    1,367,292        1/0/1900              1,153,973            3,048,963
28         Racal Instruments Headquarters                                                           1,132,584            1,171,736
29         Mountain Marketplace                                                                       966,669            1,217,446
-----------------------------------------------------  ---------------------------------------------------------------------------
30         Lott Portfolio                                    1,402,492       5/31/2002              1,435,909            2,201,938
30a        Ark Self Storage - Smyrna                           311,881       5/31/2002                312,044              468,019
30b        Ark Self Storage - Marietta                         308,838       5/31/2002                326,164              475,557
30c        Ark Self Storage - Savannah                         312,250       5/31/2002                314,733              494,753
30d        Ark Self Storage - Norcross                         208,277       5/31/2002                198,984              313,995
-----------------------------------------------------  ---------------------------------------------------------------------------
30e        Ark Self Storage - Macon                            156,337       5/31/2002                171,575              288,540
30f        Ark Self Storage - Douglas                          104,909       5/31/2002                112,409              161,074
31         Simi Valley Retail and Office Center              1,342,700       7/31/2002              1,030,139            1,414,691
31a        Smart & Final Retail Center                       1,104,725       7/31/2002                884,358            1,120,299
31b        Simi Valley Office Center                           237,975       7/31/2002                145,781              294,392
-----------------------------------------------------  --------------------------------------------------------------------------
32         Shoppes at Beacon Light                             980,648       5/31/2002              1,019,809            1,599,022
33         Constitution Place                                1,908,909       3/31/2002              1,445,248            3,102,582
34         Wildwood Ridge Apartments                         1,121,994       3/31/2002              1,002,718            2,377,706
35         Westlake Village Business Park                    1,275,295       4/30/2002              1,169,572            1,474,284
36         Clermont Towne Center                               674,305       5/31/2002                886,122            1,225,192
-----------------------------------------------------  ---------------------------------------------------------------------------
37         Webster and Wayne Shopping Center                   723,950       6/30/2002               1,064,750           1,556,410
38         Cherry Valley Plaza                                 111,477       12/31/2001               919,491            1,233,312
39         Washington Square Medical Office Building         1,118,618       6/30/2002                861,464            1,194,296
40         Randolph Plaza                                      983,928       5/31/2002                928,451            1,639,084
41         Broadmoor Apartments of St. Joseph                  983,330       5/31/2002                896,881            1,787,606
-----------------------------------------------------  ------------------------------------------------------------------------
42         Boulders VI Office Building                       1,015,941       2/28/2002                920,181            1,430,618
43         Kierland Fairways Office Plaza                      985,606       1/31/2002                831,466            1,305,583
44         Eastgate Square - Phase VI                          794,220       3/31/2002                832,667            1,087,759
45         Tall Oaks Shopping Center                           728,672       12/31/2001               743,815            1,101,172
46         Boulders VII Office Building                        632,993       2/28/2002                831,292            1,293,997
-----------------------------------------------------  --------------------------------------------------------------------------
47         Tanglewood Apartments                             1,271,612       2/28/2002              1,233,705            2,584,163
48         Greene Countrie Court                               672,804       12/31/2001               684,930            1,286,150
49         Belle Station                                       689,075       3/31/2002                722,098              966,942
50         Farmer Jack Supermarket                             754,617       6/30/2002                693,705              842,271





                                                             Underwritten              Underwritten
ID                     Property Name                           Expenses                Net Cash Flow
------------------------------------------------------ ------------------------------------------------------
1          Belz Outlet Center                                 7,316,270                 8,801,915
2          RREEF Textron Portfolio 10 year & 7 year           7,255,540                12,511,359
2a         RREEF Textron Portfolio 10 year                    4,534,713                 7,819,599
2a1        I-290 Industrial Park                                535,565                 1,696,983
2a2        Marley Run Apartments                                827,005                 1,493,896
------------------------------------------------------ ------------------------------------------------------
2a3        Bear Creek Village Shopping Center                   379,474                 1,132,260
2a4        Demonet Building                                     808,876                   929,230
2a5        Dallas Industrial Portfolio                          506,945                 1,025,919
2a6        Pointe at Crystal Lake                               899,024                   945,158
2a7        Lakeridge at the Moors                               577,824                   596,154
------------------------------------------------------ ------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                     2,720,828                 4,691,760
2b1        I-290 Industrial Park                                321,339                 1,018,190
2b2        Marley Run Apartments                                496,203                   896,338
2b3        Bear Creek Village Shopping Center                   227,685                   679,356
2b4        Demonet Building                                     485,325                   557,538
-----------------------------------------------------  ------------------------------------------------------
2b5        Dallas Industrial Portfolio                          304,167                   615,551
2b6        Pointe at Crystal Lake                               539,414                   567,095
2b7        Lakeridge at the Moors                               346,694                   357,693
3          50 Danbury Road                                    2,149,692                 4,149,428
4          Cranston Parkade                                     916,213                 3,034,829
-----------------------------------------------------  -------------------------------------------------------
5          Fifth Third Center                                 2,329,750                 2,653,172
6          Mountain Square Shopping Center                    1,218,119                 2,717,437
7          Cityview Centre                                    1,471,995                 2,636,330
8          SLO Promenade                                      1,023,398                 2,270,652
9          CNL Retail Portfolio                                  90,218                 2,784,665
-----------------------------------------------------  ------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble                 22,771                   714,221
9b         CNL Retail Portfolio - Borders Books                  20,838                   654,871
9c         CNL Retail Portfolio - Best Buy                       19,865                   612,978
9d         CNL Retail Portfolio - Kash 'N Karry                  14,204                   422,335
9e         CNL Retail Portfolio - Bed Bath & Beyond              12,540                   380,260
-----------------------------------------------------  ------------------------------------------------------
10         Valencia Corporate Plaza                             849,566                 1,871,153
11         The Mansions at Delmar Village                       903,598                 1,691,860
12         1111 North Capitol Street Building                   511,400                 1,658,682
13         3220 Tillman Drive                                 1,343,307                 1,633,262
14         Great Southern Shopping Center                     1,027,144                 2,276,797
-----------------------------------------------------  ------------------------------------------------------
15         Celebration X                                         24,147                 2,365,647
16         North Decatur Square Shopping Center                 462,035                 1,461,466
17         The Glen at Lafayette Hill                           794,580                 1,551,073
18         United Plaza XII                                   1,002,109                 1,450,543
19         Raintree Apartments                                1,342,543                 1,437,217
-----------------------------------------------------  ------------------------------------------------------
20         11-15 Read's Way                                     589,126                 1,359,139
21         Highland Run East Apartments                       1,022,781                 1,286,746
22         Fire Mountain Shopping Center                        557,021                 1,469,030
23         Park Del Amo                                       1,734,977                 1,456,619
24         Parque View Apartments                             1,155,303                 1,220,847
-----------------------------------------------------  ------------------------------------------------------
25         Los Vallecitos Business Center                       428,659                 1,142,021
26         South Parc at Bethany Apartments                     654,217                 1,030,677
27         Levittown Mews Shopping Center                     1,894,990                 1,115,526
28         Racal Instruments Headquarters                        39,152                 1,037,890
29         Mountain Marketplace                                 250,777                   928,111
-----------------------------------------------------  ------------------------------------------------------
30         Lott Portfolio                                       766,029                 1,390,609
30a        Ark Self Storage - Smyrna                            155,975                   303,544
30b        Ark Self Storage - Marietta                          149,393                   317,864
30c        Ark Self Storage - Savannah                          180,020                   306,133
30d        Ark Self Storage - Norcross                          115,011                   191,784
-----------------------------------------------------  ------------------------------------------------------
30e        Ark Self Storage - Macon                             116,965                   164,575
30f        Ark Self Storage - Douglas                            48,665                   106,709
31         Simi Valley Retail and Office Center                 384,552                   931,013
31a        Smart & Final Retail Center                          235,941                   820,022
31b        Simi Valley Office Center                            148,611                   110,991
-----------------------------------------------------  ------------------------------------------------------
32         Shoppes at Beacon Light                              579,213                   946,579
33         Constitution Place                                 1,657,334                 1,124,995
34         Wildwood Ridge Apartments                          1,374,988                   929,568
35         Westlake Village Business Park                       304,712                 1,057,441
36         Clermont Towne Center                                339,070                   843,281
-----------------------------------------------------  ------------------------------------------------------
37         Webster and Wayne Shopping Center                    491,661                 1,009,659
38         Cherry Valley Plaza                                  313,821                   885,338
39         Washington Square Medical Office Building            332,832                   796,171
40         Randolph Plaza                                       710,633                   784,842
41         Broadmoor Apartments of St. Joseph                   890,725                   791,968
-----------------------------------------------------  ------------------------------------------------------
42         Boulders VI Office Building                          510,437                   787,129
43         Kierland Fairways Office Plaza                       474,117                   716,744
44         Eastgate Square - Phase VI                           255,092                   802,594
45         Tall Oaks Shopping Center                            357,357                   693,842
46         Boulders VII Office Building                         462,705                   721,738
-----------------------------------------------------  ------------------------------------------------------
47         Tanglewood Apartments                              1,350,458                 1,131,705
48         Greene Countrie Court                                601,221                   684,930
49         Belle Station                                        244,844                   680,989
50         Farmer Jack Supermarket                              148,566                   670,908





                                                        Underwritten                                                Lease
ID                     Property Name                      Reserves       Largest Tenant            SF            Expiration
------------------------------------------------------ ---------------------------------------------------------------------------
1          Belz Outlet Center                              95,666          Rockport               22,299         7/31/2006
2          RREEF Textron Portfolio 10 year & 7 year       539,378          Various                Various        Various
2a         RREEF Textron Portfolio 10 year                337,111          Various                Various        Various
2a1        I-290 Industrial Park                           90,101          USCO Logistics
                                                                             Services              87,000        5/31/2003
2a2        Marley Run Apartments                           52,500
------------------------------------------------------ ---------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center              21,880          Safeway #464            45,938        9/1/2006
2a4        Demonet Building                                11,862          Birch Horton Bittner    10,133        11/30/2003
2a5        Dallas Industrial Portfolio                     87,800          Servicecraft, LLC      116,069        11/30/2006
2a6        Pointe at Crystal Lake                          45,625
2a7        Lakeridge at the Moors                          27,344
------------------------------------------------------ ---------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                 202,267          Various                Various        Various
2b1        I-290 Industrial Park                           54,060          USCO Logistics
                                                                             Services              87,000        5/31/2003
2b2        Marley Run Apartments                           31,500
2b3        Bear Creek Village Shopping Center              13,128          Safeway #464            45,938        9/1/2006
2b4        Demonet Building                                 7,117          Birch Horton Bittner    10,133        11/30/2003
-----------------------------------------------------  ---------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                     52,680          Servicecraft, LLC      116,069        11/30/2006
2b6        Pointe at Crystal Lake                          27,375
2b7        Lakeridge at the Moors                          16,406
3          50 Danbury Road                                 43,808          D.L. Ryan Companies,
                                                                              Ltd.                104,229        8/31/2012
4          Cranston Parkade                                38,833          Kmart                  103,672        5/31/2027
-----------------------------------------------------  ---------------------------------------------------------------------------
5          Fifth Third Center                              73,648          Fifth Third Bank       105,925        11/30/2009
6          Mountain Square Shopping Center                 54,638          Home Depot             102,864        1/31/2009
7          Cityview Centre                                 63,051          Tom Thumb               55,800        11/30/2013
8          SLO Promenade                                   17,335          Gottschalk's            30,000        8/16/2020
9          CNL Retail Portfolio                            31,523          Various               Various         Various
-----------------------------------------------------  ---------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble            5,250          Barnes & Noble          35,000        2/1/2014
9b         CNL Retail Portfolio - Borders Books             4,500          Borders Nooks           30,000        11/30/2015
9c         CNL Retail Portfolio - Best Buy                  6,978          Best Buy                46,520        9/21/2017
9d         CNL Retail Portfolio - Kash 'N Karry             8,795          Kash N' Karry           58,635        10/31/2016
9e         CNL Retail Portfolio - Bed Bath & Beyond         6,000          Bed Bath & Beyond       40,000        1/31/2013
-----------------------------------------------------  ---------------------------------------------------------------------------
10         Valencia Corporate Plaza                        21,310          Explorer Insurance      79,127        6/30/2009
11         The Mansions at Delmar Village                  46,400
12         1111 North Capitol Street Building              33,409          Smithsonian
                                                                             Institution          167,047        9/30/2011
13         3220 Tillman Drive                              28,610          AT&T Wireless           28,510        12/31/2003
14         Great Southern Shopping Center                 100,475          Wal-Mart               127,495        3/16/2024
-----------------------------------------------------  ---------------------------------------------------------------------------
15         Celebration X                                   24,920          Walt Disney World Co.  166,131        6/30/2014
16         North Decatur Square Shopping Center            20,450          Kroger                  63,419        9/30/2018
17         The Glen at Lafayette Hill                      27,800
18         United Plaza XII                                30,500         Office Facilities Corp. 100,879        8/31/2011
19         Raintree Apartments                            120,000
-----------------------------------------------------  ---------------------------------------------------------------------------
20         11-15 Read's Way                                25,705          Applied Extrusion
                                                                             Technologies          50,304        4/30/2006
21         Highland Run East Apartments                    90,000
22         Fire Mountain Shopping Center                   18,476          Lamps Plus              11,000        9/30/2006
23         Park Del Amo                                    53,546          Keenan & Associates     79,562        9/30/2007
24         Parque View Apartments                         114,400
-----------------------------------------------------  ---------------------------------------------------------------------------
25         Los Vallecitos Business Center                  22,547          Casual Dining & Bar
                                                                              Stools               16,100        1/31/2003
26         South Parc at Bethany Apartments                33,592
27         Levittown Mews Shopping Center                  14,006          Waldbaums               49,462        3/31/2014
28         Racal Instruments Headquarters                  14,795          Raycal Instruments
                                                                             Headquarters          98,631        6/30/2022
29         Mountain Marketplace                            13,034          Food Lion               43,859        10/31/2021
-----------------------------------------------------  ---------------------------------------------------------------------------
30         Lott Portfolio                                  45,300
30a        Ark Self Storage - Smyrna                        8,500
30b        Ark Self Storage - Marietta                      8,300
30c        Ark Self Storage - Savannah                      8,600
30d        Ark Self Storage - Norcross                      7,200
-----------------------------------------------------  ---------------------------------------------------------------------------
30e        Ark Self Storage - Macon                         7,000
30f        Ark Self Storage - Douglas                       5,700
31         Simi Valley Retail and Office Center            22,894          Various                  Various      Various
31a        Smart & Final Retail Center                     18,568          Smart & Final Stores     18,950       12/31/2009
31b        Simi Valley Office Center                        4,326          Simi Valley Hospital      7,250       7/31/2004
-----------------------------------------------------  ---------------------------------------------------------------------------
32         Shoppes at Beacon Light                         17,966          Publix Supermarkets,
                                                                             Inc.                   27,887       5/31/2020
33         Constitution Place                              39,401          Taylor & Francis         14,928       2/28/2003
34         Wildwood Ridge Apartments                       73,150
35         Westlake Village Business Park                  29,556          Allen Osbourne
                                                                             Associates             15,110       4/30/2003
36         Clermont Towne Center                           13,020          Kash N' Karry            49,500       11/16/2019
-----------------------------------------------------  ---------------------------------------------------------------------------
37         Webster and Wayne Shopping Center              13,647           Treasure Island          36,344       12/31/2007
38         Cherry Valley Plaza                            11,371           Giant                    58,248       5/31/2022
39         Washington Square Medical Office Building       8,905           Shores II Professional
                                                                             Building, LLC          22,927       11/30/2016
40         Randolph Plaza                                 43,052           Fry's Food & Drug        61,561       3/31/2004
41         Broadmoor Apartments of St. Joseph            104,913
-----------------------------------------------------  ---------------------------------------------------------------------------
42         Boulders VI Office Building                    16,288          Combined Insurance Company  20,301       10/31/2004
43         Kierland Fairways Office Plaza                 11,054          Patent III                   8,779       2/28/2003
44         Eastgate Square - Phase VI                     5,438           Storehouse Furniture         10,000      10/31/2008
45         Tall Oaks Shopping Center                      14,391          Giant Food/Drug Store        38,763      10/31/2009
46         Boulders VII Office Building                   15,094          Educational Credit
                                                                            Management Corp.           20,372      5/31/2008
-----------------------------------------------------  ---------------------------------------------------------------------------
47         Tanglewood Apartments                         102,000
48         Greene Countrie Court                          36,750
49         Belle Station
50         Farmer Jack Supermarket






ID                     Property Name                                2nd Largest Tenant
------------------------------------------------------ ------------------------------------------------------
1          Belz Outlet Center                          Nike Retail Services
2          RREEF Textron Portfolio 10 year & 7 year    Various
2a         RREEF Textron Portfolio 10 year             Various
2a1        I-290 Industrial Park                       Fiber Optic Network Solutions
2a2        Marley Run Apartments
------------------------------------------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center          Linens and Things
2a4        Demonet Building                            Holliday Fenoglio
2a5        Dallas Industrial Portfolio                 Tuscarora, Inc.
2a6        Pointe at Crystal Lake
2a7        Lakeridge at the Moors
------------------------------------------------------ ------------------------------------------------------
2b         RREEF Textron Portfolio 7 year              Various
2b1        I-290 Industrial Park                       Fiber Optic Network Solutions
2b2        Marley Run Apartments
2b3        Bear Creek Village Shopping Center          Linens and Things
2b4        Demonet Building                            Holliday Fenoglio
-----------------------------------------------------  ------------------------------------------------------
2b5        Dallas Industrial Portfolio                 Tuscarora, Inc.
2b6        Pointe at Crystal Lake
2b7        Lakeridge at the Moors
3          50 Danbury Road                             AIG Financial Products Corp.
4          Cranston Parkade                            Stop & Shop
-----------------------------------------------------  ------------------------------------------------------
5          Fifth Third Center                          Brower Insurance
6          Mountain Square Shopping Center             Vons/Pavilions
7          Cityview Centre                             Academy Sport
8          SLO Promenade                               Bed, Bath & Beyond
9          CNL Retail Portfolio
-----------------------------------------------------  ------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble
9b         CNL Retail Portfolio - Borders Books
9c         CNL Retail Portfolio - Best Buy
9d         CNL Retail Portfolio - Kash 'N Karry
9e         CNL Retail Portfolio - Bed Bath & Beyond
-----------------------------------------------------  ------------------------------------------------------
10         Valencia Corporate Plaza                    LA County DCFS
12         1111 North Capitol Street Building
13         3220 Tillman Drive                          Strategic Distribution
14         Great Southern Shopping Center              Kroger
-----------------------------------------------------  ------------------------------------------------------
15         Celebration X
16         North Decatur Square Shopping Center        Hollywood Video
17         The Glen at Lafayette Hill
18         United Plaza XII                            Broadwing Communications
19         Raintree Apartments
-----------------------------------------------------  ------------------------------------------------------
20         11-15 Read's Way                            Christiana Care Health Plans
21         Highland Run East Apartments
22         Fire Mountain Shopping Center               Trader Joe's
23         Park Del Amo                                ING North America Insurance Co
24         Parque View Apartments
-----------------------------------------------------  ------------------------------------------------------
25         Los Vallecitos Business Center              Metropolitan Area Advisory Com
26         South Parc at Bethany Apartments
27         Levittown Mews Shopping Center              Ulta 3 Cosmetics
28         Racal Instruments Headquarters
29         Mountain Marketplace                        Dollar Tree
-----------------------------------------------------  ------------------------------------------------------
30         Lott Portfolio
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-----------------------------------------------------  ------------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center        Various
31a        Smart & Final Retail Center                 Theresa's Country Feed
31b        Simi Valley Office Center                   Consumer Net Marketplace
-----------------------------------------------------  ------------------------------------------------------
32         Shoppes at Beacon Light                     Worden's Art & Frame, Inc.
33         Constitution Place                          Arbor Associates
34         Wildwood Ridge Apartments
35         Westlake Village Business Park              Zaca
36         Clermont Towne Center                       Crispers
-----------------------------------------------------  ------------------------------------------------------
37         Webster and Wayne Shopping Center           Pottery Barn for Kids
38         Cherry Valley Plaza                         Blockbuster
39         Washington Square Medical Office Building   Great Lakes Cancer Management
40         Randolph Plaza                              Big Lots
41         Broadmoor Apartments of St. Joseph
-----------------------------------------------------  ------------------------------------------------------
42         Boulders VI Office Building                 Manpower
43         Kierland Fairways Office Plaza              Camelback Research Alliance
44         Eastgate Square - Phase VI                  Hallmark
45         Tall Oaks Shopping Center                   Saint Basil
46         Boulders VII Office Building                AON Service Corporation
-----------------------------------------------------  ------------------------------------------------------
47         Tanglewood Apartments
48         Greene Countrie Court
49         Belle Station                               Appliance Town
50         Farmer Jack Supermarket



                                                                                Lease
ID                     Property Name                    SF                    Expiration           3rd Largest Tenant
------------------------------------------------------ ---------------------------------------------------------------------------
1          Belz Outlet Center                             22,039              12/31/2007           Gap
2          RREEF Textron Portfolio 10 year & 7 year      Various               Various             Various
2a         RREEF Textron Portfolio 10 year               Various                Various            Various
2a1        I-290 Industrial Park                          80,458              8/31/2010            Holman Enterprises
2a2        Marley Run Apartments
------------------------------------------------------ ---------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center             36,324              3/26/2013            Rite Aid/Payless
2a4        Demonet Building                                9,076              9/30/2007            Micra, Inc.
2a5        Dallas Industrial Portfolio                    82,464              11/30/2004           Automotive Air International
2a6        Pointe at Crystal Lake
2a7        Lakeridge at the Moors
------------------------------------------------------ ---------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                Various                Various            Various
2b1        I-290 Industrial Park                          80,458              8/31/2010            Holman Enterprises
2b2        Marley Run Apartments
2b3        Bear Creek Village Shopping Center             36,324              3/26/2013            Rite Aid/Payless
2b4        Demonet Building                                9,076              9/30/2007            Micra, Inc.
-----------------------------------------------------  ---------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                    82,464              11/30/2004           Automotive Air International
2b6        Pointe at Crystal Lake
2b7        Lakeridge at the Moors
3          50 Danbury Road                                65,584              3/31/2017            Alea North American Company
4          Cranston Parkade                               66,078              11/30/2021           AJ Wright
-----------------------------------------------------  ---------------------------------------------------------------------------
5          Fifth Third Center                             18,239              6/30/2005            General Services Administration
6          Mountain Square Shopping Center                63,748              12/31/2008           Staples
7          Cityview Centre                                45,000              3/31/2008            Loews Ft. Worth
8          SLO Promenade                                  30,000              1/31/2011            Staples
9          CNL Retail Portfolio
-----------------------------------------------------  ----------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble
9b         CNL Retail Portfolio - Borders Books
9c         CNL Retail Portfolio - Best Buy
9d         CNL Retail Portfolio - Kash 'N Karry
9e         CNL Retail Portfolio - Bed Bath & Beyond
-----------------------------------------------------  ---------------------------------------------------------------------------
10         Valencia Corporate Plaza                       34,790              5/31/2012            North Los Angeles County
                                                                                                     Region Center
11         The Mansions at Delmar Village
12         1111 North Capitol Street Building
13         3220 Tillman Drive                             18,769              11/30/2004           Healthcare Services G
14         Great Southern Shopping Center                 61,387              9/30/2013            Big Bear
-----------------------------------------------------  ----------------------------------------------------------------------------
15         Celebration X
16         North Decatur Square Shopping Center            7,540              2/16/2014            Los Bravos
17         The Glen at Lafayette Hill
18         United Plaza XII                               51,622               4/9/2005
19         Raintree Apartments
-----------------------------------------------------  ---------------------------------------------------------------------------
20         11-15 Read's Way                               28,848              11/30/2007           Wesley College
21         Highland Run East Apartments
22         Fire Mountain Shopping Center                  10,395              12/31/2006           Bookstar (Barnes & Noble)
23         Park Del Amo                                   13,464              9/30/2004            THIPA Mgmt. Consultants, Inc.
24         Parque View Apartments
-----------------------------------------------------  --------------------------------------------------------------------------
25         Los Vallecitos Business Center                 14,032              8/31/2004            SD Reg. Center-Dev Dis (EF)
26         South Parc at Bethany Apartments
27         Levittown Mews Shopping Center                  9,000              6/30/2006            Petco
28         Racal Instruments Headquarters
29         Mountain Marketplace                            9,000              12/31/2006           Mr. Tire
-----------------------------------------------------  ---------------------------------------------------------------------------
30         Lott Portfolio
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-----------------------------------------------------  ---------------------------------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center          Various                Various            Various
31a        Smart & Final Retail Center                    13,765                38564              World Music
31b        Simi Valley Office Center                       7,202                37741              Gable Real Estate
-----------------------------------------------------  ---------------------------------------------------------------------------
32         Shoppes at Beacon Light                         4,500              6/30/2006            Blockbuster Inc.
33         Constitution Place                             14,360              4/30/2004            Robert Plan of New York
34         Wildwood Ridge Apartments
35         Westlake Village Business Park                 12,208              12/31/2002           Jesdan/Johnstone Supply
36         Clermont Towne Center                           4,800              4/30/2010            Conte Bicycle & Fitness
-----------------------------------------------------  ---------------------------------------------------------------------------
37         Webster and Wayne Shopping Center              10,300              12/31/2015           Marvelous Party
38         Cherry Valley Plaza                             5,100              10/31/2002           Speedy Muffler King
39         Washington Square Medical Office Building       8,223              11/30/2016           Hall Road Development, LLC
40         Randolph Plaza                                 20,200              1/31/2004            DAV Thrift Stores
41         Broadmoor Apartments of St. Joseph
-----------------------------------------------------  ---------------------------------------------------------------------------
42         Boulders VI Office Building                    11,484              10/31/2003           Virginia Cardiovascular Specia
43         Kierland Fairways Office Plaza                  5,860               6/9/2006            Pinnacle Risk Management
44         Eastgate Square - Phase VI                      5,600              2/28/2005            Modern Woman
45         Tall Oaks Shopping Center                       4,720              10/31/2009           Video Warehouse
46         Boulders VII Office Building                   17,458              11/30/2006           Broughton Systems
-----------------------------------------------------  ---------------------------------------------------------------------------
47         Tanglewood Apartments
48         Greene Countrie Court
49         Belle Station                                   5,200              8/14/2006            Pic A Flick
50         Farmer Jack Supermarket





                                                                         Lease           Occupancy
ID                     Property Name                       SF          Expiration           Rate
------------------------------------------------------ -----------------------------------------------------
1          Belz Outlet Center                               15,067     1/31/2005           91.62%
2          RREEF Textron Portfolio 10 year & 7 year        Various      Various            93.69%
2a         RREEF Textron Portfolio 10 year                 Various       Various           93.69%
2a1        I-290 Industrial Park                            73,504     2/28/2006           94.90%
2a2        Marley Run Apartments                                                           95.80%
------------------------------------------------------ -----------------------------------------------------
2a3        Bear Creek Village Shopping Center               21,250     9/21/2006           98.20%
2a4        Demonet Building                                  7,900     3/31/2007           88.50%
2a5        Dallas Industrial Portfolio                      72,307     11/30/2004          93.80%
2a6        Pointe at Crystal Lake                                                          91.10%
2a7        Lakeridge at the Moors                                                          90.90%
------------------------------------------------------ -----------------------------------------------------
2b         RREEF Textron Portfolio 7 year                  Various       Various           93.69%
2b1        I-290 Industrial Park                            73,504     2/28/2006           94.90%
2b2        Marley Run Apartments                                                           95.80%
2b3        Bear Creek Village Shopping Center               21,250     9/21/2006           98.20%
2b4        Demonet Building                                  7,900     3/31/2007           88.50%
-----------------------------------------------------  -----------------------------------------------------
2b5        Dallas Industrial Portfolio                      72,307     11/30/2004          93.80%
2b6        Pointe at Crystal Lake                                                          91.10%
2b7        Lakeridge at the Moors                                                          90.90%
3          50 Danbury Road                                  20,737     3/31/2012           96.10%
4          Cranston Parkade                                 23,696     3/31/2012           96.60%
-----------------------------------------------------  -----------------------------------------------------
5          Fifth Third Center                               14,394     6/30/2005           86.10%
6          Mountain Square Shopping Center                  24,133     8/31/2008           94.30%
7          Cityview Centre                                  37,045     12/31/2027          92.70%
8          SLO Promenade                                    24,063     12/31/2015         100.00%
9          CNL Retail Portfolio                                                           100.00%
-----------------------------------------------------  -----------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble                                          100.00%
9b         CNL Retail Portfolio - Borders Books                                           100.00%
9c         CNL Retail Portfolio - Best Buy                                                100.00%
9d         CNL Retail Portfolio - Kash 'N Karry                                           100.00%
9e         CNL Retail Portfolio - Bed Bath & Beyond                                       100.00%
-----------------------------------------------------  -----------------------------------------------------
10         Valencia Corporate Plaza                         10,743     7/31/2008          100.00%
11         The Mansions at Delmar Village                                                  96.10%
12         1111 North Capitol Street Building                                             100.00%
13         3220 Tillman Drive                               16,195     10/31/2005          89.60%
14         Great Southern Shopping Center                   44,960     9/17/2013           90.88%
-----------------------------------------------------  -----------------------------------------------------
15         Celebration X                                                                  100.00%
16         North Decatur Square Shopping Center              7,000     1/31/2005           98.80%
17         The Glen at Lafayette Hill                                                      98.60%
18         United Plaza XII                                                               100.00%
19         Raintree Apartments                                                             91.60%
-----------------------------------------------------  -----------------------------------------------------
20         11-15 Read's Way                                 26,418     8/31/2008           90.86%
21         Highland Run East Apartments                                                    91.70%
22         Fire Mountain Shopping Center                     9,981     3/30/2003           92.70%
23         Park Del Amo                                      8,840     1/31/2007           89.00%
24         Parque View Apartments                                                          94.60%
-----------------------------------------------------  -----------------------------------------------------
25         Los Vallecitos Business Center                   12,206     6/30/2003           97.92%
26         South Parc at Bethany Apartments                                                96.10%
27         Levittown Mews Shopping Center                    8,095     12/31/2004         100.00%
28         Racal Instruments Headquarters                                                 100.00%
29         Mountain Marketplace                              6,624     1/31/2012           92.07%
-----------------------------------------------------  -----------------------------------------------------
30         Lott Portfolio                                                                  84.21%
30a        Ark Self Storage - Smyrna                                                       80.70%
30b        Ark Self Storage - Marietta                                                     88.00%
30c        Ark Self Storage - Savannah                                                     95.10%
30d        Ark Self Storage - Norcross                                                     70.90%
-----------------------------------------------------  -----------------------------------------------------
30e        Ark Self Storage - Macon                                                        79.50%
30f        Ark Self Storage - Douglas                                                      90.10%
31         Simi Valley Retail and Office Center            Various       Various           98.38%
31a        Smart & Final Retail Center                       9,897       38472             98.00%
31b        Simi Valley Office Center                         2,850       37621            100.00%
-----------------------------------------------------  -----------------------------------------------------
32         Shoppes at Beacon Light                           3,595     6/30/2007           95.40%
33         Constitution Place                               11,340     12/31/2003          92.60%
34         Wildwood Ridge Apartments                                                       95.90%
35         Westlake Village Business Park                    6,156     11/30/2002         100.00%
36         Clermont Towne Center                             3,600      7/4/2007           98.20%
-----------------------------------------------------  -----------------------------------------------------
37         Webster and Wayne Shopping Center                 5,451     10/31/2007         100.00%
38         Cherry Valley Plaza                               3,608     2/28/2006           96.51%
39         Washington Square Medical Office Building         4,016     11/30/2016         100.00%
40         Randolph Plaza                                   16,380     9/30/2003           97.30%
41         Broadmoor Apartments of St. Joseph                                              78.40%
-----------------------------------------------------  -----------------------------------------------------
42         Boulders VI Office Building                      10,456     11/30/2007         100.00%
43         Kierland Fairways Office Plaza                    5,704     7/31/2003           93.63%
44         Eastgate Square - Phase VI                        4,660     4/30/2009           90.25%
45         Tall Oaks Shopping Center                         4,320     3/31/2007          100.00%
46         Boulders VII Office Building                      8,826     8/31/2007           88.30%
-----------------------------------------------------  -----------------------------------------------------
47         Tanglewood Apartments                                                           96.60%
48         Greene Countrie Court                                                           98.64%
49         Belle Station                                     5,200     11/14/2004          98.25%
50         Farmer Jack Supermarket                                                        100.00%




                                                                             Upfront
                                                                              Actual             Ongoing
                                                        Occupancy           Replacement     Actual Replacement    Upfront
ID                     Property Name                    As-of Date           Reserves           Reserves          TI/LC
------------------------------------------------------ ----------------------------------------------------------------------
1          Belz Outlet Center                          3/31/2002                  7,972                7,972          40,000
2          RREEF Textron Portfolio 10 year & 7 year     Various                       -                    -               -
2a         RREEF Textron Portfolio 10 year              Various                       -                    -               -
2a1        I-290 Industrial Park                       6/25/2002                      -                    -               -
2a2        Marley Run Apartments                       6/25/2002                      -                    -               -
------------------------------------------------------ ----------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center          6/25/2002                      -                    -               -
2a4        Demonet Building                            6/25/2002                      -                    -               -
2a5        Dallas Industrial Portfolio                 6/25/2002                      -                    -               -
2a6        Pointe at Crystal Lake                      6/25/2002                      -                    -               -
2a7        Lakeridge at the Moors                      6/24/2002                      -                    -               -
------------------------------------------------------ ----------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year               Various                       -                    -               -
2b1        I-290 Industrial Park                       6/25/2002                      -                    -               -
2b2        Marley Run Apartments                       6/25/2002                      -                    -               -
2b3        Bear Creek Village Shopping Center          6/25/2002                      -                    -               -
2b4        Demonet Building                            6/25/2002                      -                    -               -
-----------------------------------------------------  ----------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                 6/25/2002                      -                    -               -
2b6        Pointe at Crystal Lake                      6/25/2002                      -                    -               -
2b7        Lakeridge at the Moors                      6/24/2002                      -                    -               -
3          50 Danbury Road                             6/26/2002                      -                3,651               -
4          Cranston Parkade                            7/29/2002                  3,240                3,240               -
-----------------------------------------------------  ----------------------------------------------------------------------
5          Fifth Third Center                          8/1/2002                       -                4,910               -
6          Mountain Square Shopping Center             5/31/2002                      -                4,553               -
7          Cityview Centre                             6/1/2002                 140,000                    -         325,000
8          SLO Promenade                               6/18/2002                      -                    -               -
9          CNL Retail Portfolio                        5/1/2002                       -                    -               -
-----------------------------------------------------  ----------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble       5/1/2002                       -                    -               -
9b         CNL Retail Portfolio - Borders Books        5/1/2002                       -                    -               -
9c         CNL Retail Portfolio - Best Buy             5/1/2002                       -                    -               -
9d         CNL Retail Portfolio - Kash 'N Karry        5/1/2002                       -                    -               -
9e         CNL Retail Portfolio - Bed Bath & Beyond    5/1/2002                       -                    -               -
-----------------------------------------------------  ----------------------------------------------------------------------
10         Valencia Corporate Plaza                    6/1/2002                  14,427                    -           4,167
11         The Mansions at Delmar Village              5/31/2002                      -                3,867               -
12         1111 North Capitol Street Building          4/1/2002                       -                2,784               -
13         3220 Tillman Drive                          7/26/2002                  1,788                1,788          12,500
14         Great Southern Shopping Center              6/21/2002                      -                    -               -
-----------------------------------------------------  ----------------------------------------------------------------------
15         Celebration X                               6/28/2002                      -                    -               -
16         North Decatur Square Shopping Center        6/21/2002                      -                1,704               -
17         The Glen at Lafayette Hill                  6/17/2002                      -                    -               -
18         United Plaza XII                            5/14/2002                      -                2,540               -
19         Raintree Apartments                         5/31/2002                 10,000               10,000               -
-----------------------------------------------------  ----------------------------------------------------------------------
20         11-15 Read's Way                            6/1/2002                   2,142                2,142               -
21         Highland Run East Apartments                8/2/2002                       -                6,875               -
22         Fire Mountain Shopping Center               5/31/2002                      -                1,540               -
23         Park Del Amo                                8/1/2002                       -                3,676               -
24         Parque View Apartments                      6/20/2002                      -                7,450               -
-----------------------------------------------------  ----------------------------------------------------------------------
25         Los Vallecitos Business Center              6/6/2002                       -                    -               -
26         South Parc at Bethany Apartments            4/1/2002                       -                2,798               -
27         Levittown Mews Shopping Center              7/1/2002                   1,167                1,167           3,083
28         Racal Instruments Headquarters              4/1/2002                       -                    -               -
29         Mountain Marketplace                        3/31/2002                  1,086                1,086               -
-----------------------------------------------------  ----------------------------------------------------------------------
30         Lott Portfolio                              7/2/2002                       -                3,800               -
30a        Ark Self Storage - Smyrna                   7/2/2002
30b        Ark Self Storage - Marietta                 7/2/2002
30c        Ark Self Storage - Savannah                 7/2/2002
30d        Ark Self Storage - Norcross                 7/2/2002
-----------------------------------------------------  ----------------------------------------------------------------------
30e        Ark Self Storage - Macon                    7/2/2002
30f        Ark Self Storage - Douglas                  7/2/2002
31         Simi Valley Retail and Office Center        8/1/2002                       -                1,149               -
31a        Smart & Final Retail Center                 8/1/2002
31b        Simi Valley Office Center                   8/1/2002
-----------------------------------------------------  ----------------------------------------------------------------------
32         Shoppes at Beacon Light                     8/6/2002                       -                    -               -
33         Constitution Place                          6/3/2002                       -                    -               -
34         Wildwood Ridge Apartments                   5/6/2002                       -                5,808               -
35         Westlake Village Business Park              5/31/2002                      -                    -               -
36         Clermont Towne Center                       7/11/2002                      -                    -               -
-----------------------------------------------------  ----------------------------------------------------------------------
37         Webster and Wayne Shopping Center           8/1/2002                   1,137                1,137               -
38         Cherry Valley Plaza                         7/31/2002                      -                    -               -
39         Washington Square Medical Office Building   6/27/2002                      -                  500               -
40         Randolph Plaza                              5/31/2002                      -                3,608               -
41         Broadmoor Apartments of St. Joseph          5/31/2002                      -                8,663               -
-----------------------------------------------------  ----------------------------------------------------------------------
42         Boulders VI Office Building                 3/12/2002                      -                1,357          50,000
43         Kierland Fairways Office Plaza              8/1/2002                       -                  461               -
44         Eastgate Square - Phase VI                  7/1/2002                     453                  453           1,842
45         Tall Oaks Shopping Center                   6/20/2002                      -                1,199               -
46         Boulders VII Office Building                4/4/2002                       -                1,258               -
-----------------------------------------------------  ----------------------------------------------------------------------
47         Tanglewood Apartments                       5/23/2002                      -                    -               -
48         Greene Countrie Court                       5/23/2002                  3,063                3,063               -
49         Belle Station                               5/9/2002                     561                  561               -
50         Farmer Jack Supermarket                     9/1/2001            44,000 (LOC)                    -     0,000 (LOC)





                                                           Monthly         Monthly Tax
ID                     Property Name                        TI/LC             Escrow
------------------------------------------------------ -----------------------------------------------------
1          Belz Outlet Center                                   40,000             115,833
2          RREEF Textron Portfolio 10 year & 7 year                  -                   -
2a         RREEF Textron Portfolio 10 year                           -                   -
2a1        I-290 Industrial Park                                     -                   -
2a2        Marley Run Apartments                                     -                   -
------------------------------------------------------ -----------------------------------------------------
2a3        Bear Creek Village Shopping Center                        -                   -
2a4        Demonet Building                                          -                   -
2a5        Dallas Industrial Portfolio                               -                   -
2a6        Pointe at Crystal Lake                                    -                   -
2a7        Lakeridge at the Moors                                    -                   -
------------------------------------------------------ -----------------------------------------------------
2b         RREEF Textron Portfolio 7 year                            -                   -
2b1        I-290 Industrial Park                                     -                   -
2b2        Marley Run Apartments                                     -                   -
2b3        Bear Creek Village Shopping Center                        -                   -
2b4        Demonet Building                                          -                   -
-----------------------------------------------------  -----------------------------------------------------
2b5        Dallas Industrial Portfolio                               -                   -
2b6        Pointe at Crystal Lake                                    -                   -
2b7        Lakeridge at the Moors                                    -                   -
3          50 Danbury Road                                      19,000 (11)         29,060
4          Cranston Parkade                                      8,333              39,670
-----------------------------------------------------  -----------------------------------------------------
5          Fifth Third Center                                   31,750              41,957
6          Mountain Square Shopping Center                      16,800              58,933
7          Cityview Centre                                           -              68,494
8          SLO Promenade                                             -              25,877
9          CNL Retail Portfolio                                      -                   -
-----------------------------------------------------  -----------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble                     -                   -
9b         CNL Retail Portfolio - Borders Books                      -                   -
9c         CNL Retail Portfolio - Best Buy                           -                   -
9d         CNL Retail Portfolio - Kash 'N Karry                      -                   -
9e         CNL Retail Portfolio - Bed Bath & Beyond                  -                   -
-----------------------------------------------------  -----------------------------------------------------
10         Valencia Corporate Plaza                              4,167              23,551
11         The Mansions at Delmar Village                            -              12,455
12         1111 North Capitol Street Building                   36,250 (12)         24,063
13         3220 Tillman Drive                                   12,500              26,353
14         Great Southern Shopping Center                            -              32,359
-----------------------------------------------------  -----------------------------------------------------
15         Celebration X                                             -                   -
16         North Decatur Square Shopping Center                  2,000              15,392
17         The Glen at Lafayette Hill                                -              15,927
18         United Plaza XII                                     11,000              17,989
19         Raintree Apartments                                       -              13,465
-----------------------------------------------------  -----------------------------------------------------
20         11-15 Read's Way                                          -               9,112
21         Highland Run East Apartments                              -              14,367
22         Fire Mountain Shopping Center                         8,334               7,015
23         Park Del Amo                                              -                   -
24         Parque View Apartments                                    -              23,779
-----------------------------------------------------  -----------------------------------------------------
25         Los Vallecitos Business Center                            -              10,737
26         South Parc at Bethany Apartments                          -              12,838
27         Levittown Mews Shopping Center                        3,083              56,158
28         Racal Instruments Headquarters                            -                   -
29         Mountain Marketplace                                      -               5,739
-----------------------------------------------------  -----------------------------------------------------
30         Lott Portfolio                                            -               9,905
30a        Ark Self Storage - Smyrna
30b        Ark Self Storage - Marietta
30c        Ark Self Storage - Savannah
30d        Ark Self Storage - Norcross
-----------------------------------------------------  -----------------------------------------------------
30e        Ark Self Storage - Macon
30f        Ark Self Storage - Douglas
31         Simi Valley Retail and Office Center                  10,000 (13)          5,179
31a        Smart & Final Retail Center
31b        Simi Valley Office Center
-----------------------------------------------------  -----------------------------------------------------
32         Shoppes at Beacon Light                                   -               9,015
33         Constitution Place                                        -                   -
34         Wildwood Ridge Apartments                                 -              21,686
35         Westlake Village Business Park                            -               7,243
36         Clermont Towne Center                                  2,917             12,084
-----------------------------------------------------  -----------------------------------------------------
37         Webster and Wayne Shopping Center                         -              26,170
38         Cherry Valley Plaza                                       -               4,437
39         Washington Square Medical Office Building              4,000             10,734
40         Randolph Plaza                                        13,350             27,036
41         Broadmoor Apartments of St. Joseph                        -               6,306
-----------------------------------------------------  -----------------------------------------------------
42         Boulders VI Office Building                            9,700              7,127
43         Kierland Fairways Office Plaza                            -              14,020
44         Eastgate Square - Phase VI                             1,842              9,078
45         Tall Oaks Shopping Center                                 -               8,428
46         Boulders VII Office Building                           4,700              6,511
-----------------------------------------------------  -----------------------------------------------------
47         Tanglewood Apartments                                     -              14,637
48         Greene Countrie Court                                     -               7,645
49         Belle Station                                             -               6,623
50         Farmer Jack Supermarket                                   -                   -




                                                       Monthly
                                                       Insurance     Environmental            Engineering           Appraisal
ID                     Property Name                   Escrow        Report Date             Report Date           As-of Date
------------------------------------------------------ ---------------------------------------------------------------------------
1          Belz Outlet Center                          15,584        4/11/2002               4/11/2002            4/11/2002
2          RREEF Textron Portfolio 10 year & 7 year         -          Various                 Various              Various
2a         RREEF Textron Portfolio 10 year                  -          Various                 Various              Various
2a1        I-290 Industrial Park                            -        7/16/2001               6/25/2001             4/1/2002
2a2        Marley Run Apartments                            -        4/26/2001               5/11/2001             3/5/2002
------------------------------------------------------ ---------------------------------------------------------------------------
2a3        Bear Creek Village Shopping Center               -         3/8/2002                3/8/2002             3/1/2002
2a4        Demonet Building                                 -         3/8/2002                3/8/2002             3/1/2002
2a5        Dallas Industrial Portfolio                      -         3/8/2002                3/8/2002            3/13/2002
2a6        Pointe at Crystal Lake                           -         3/8/2002                3/8/2002             3/6/2002
2a7        Lakeridge at the Moors                           -         3/8/2002                3/8/2002             3/6/2002
------------------------------------------------------ ---------------------------------------------------------------------------
2b         RREEF Textron Portfolio 7 year                   -          Various                 Various              Various
2b1        I-290 Industrial Park                            -        7/16/2001               6/25/2001             4/1/2002
2b2        Marley Run Apartments                            -        4/26/2001               5/11/2001             3/5/2002
2b3        Bear Creek Village Shopping Center               -         3/8/2002               3/8/2002              3/1/2002
2b4        Demonet Building                                 -         3/8/2002               3/8/2002              3/1/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
2b5        Dallas Industrial Portfolio                      -         3/8/2002               3/8/2002             3/13/2002
2b6        Pointe at Crystal Lake                           -         3/8/2002               3/8/2002              3/6/2002
2b7        Lakeridge at the Moors                           -         3/8/2002               3/8/2002              3/6/2002
3          50 Danbury Road                                  -        6/26/2002               6/26/2002             9/1/2002
4          Cranston Parkade                             5,771        5/24/2002               5/23/2002             6/1/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
5          Fifth Third Center                           6,103        6/26/2002               6/21/2002            6/19/2002
6          Mountain Square Shopping Center              7,217        8/15/2001               10/5/2001            8/24/2001
7          Cityview Centre                              7,977        5/10/2002               6/25/2002             5/1/2002
8          SLO Promenade                                6,417        10/30/2001             11/14/2001            5/19/2002
9          CNL Retail Portfolio                             -         Various                 Various              Various
-----------------------------------------------------  ---------------------------------------------------------------------------
9a         CNL Retail Portfolio - Barnes & Noble            -         5/1/2002               5/1/2002             4/25/2002
9b         CNL Retail Portfolio - Borders Books             -         5/1/2002               5/1/2002             4/25/2002
9c         CNL Retail Portfolio - Best Buy                  -        4/30/2002               5/1/2002             4/25/2002
9d         CNL Retail Portfolio - Kash 'N Karry             -         5/2/2002               5/2/2002             4/25/2002
9e         CNL Retail Portfolio - Bed Bath & Beyond         -         5/2/2002               5/2/2002              5/1/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
10         Valencia Corporate Plaza                         -           NAP                  8/6/2002             7/16/2002
11         The Mansions at Delmar Village               5,082         5/3/2002               4/24/2002             4/1/2002
12         1111 North Capitol Street Building           2,196        4/15/2002               4/13/2002            3/19/2002
13         3220 Tillman Drive                             491        3/28/2002               3/28/2002            3/19/2002
14         Great Southern Shopping Center                   -        10/16/2001              10/9/2001            9/13/2001
-----------------------------------------------------  ---------------------------------------------------------------------------
15         Celebration X                                    -        7/16/2002               7/15/2002             7/1/2002
16         North Decatur Square Shopping Center         2,563        5/16/2002               5/16/2002            2/19/2002
17         The Glen at Lafayette Hill                   3,477        6/12/2002               6/14/2002             6/5/2002
18         United Plaza XII                             5,796        12/31/2001             12/28/2001            4/23/2002
19         Raintree Apartments                          8,466        6/26/2002               6/25/2002            6/10/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
20         11-15 Read's Way                             2,240        7/11/2002               7/10/2002            7/12/2002
21         Highland Run East Apartments                 4,351         7/8/2002               7/8/2002             6/29/2002
22         Fire Mountain Shopping Center                1,495        8/15/2001               8/15/2001             8/8/2001
23         Park Del Amo                                     -        6/25/2002               6/14/2002             6/4/2002
24         Parque View Apartments                       8,595        5/17/2002               5/17/2002            5/16/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
25         Los Vallecitos Business Center               2,625        6/26/2002               6/28/2002            6/27/2002
26         South Parc at Bethany Apartments             4,097        3/28/2002               3/21/2002            3/13/2002
27         Levittown Mews Shopping Center               3,863        7/17/2002               7/19/2002            7/25/2002
28         Racal Instruments Headquarters                   -        7/24/2002               7/1/2002              5/6/2002
29         Mountain Marketplace                           736        4/19/2002               5/1/2002             5/22/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
30         Lott Portfolio                               3,119         Various               12/19/2001             Various
30a        Ark Self Storage - Smyrna                                 12/20/2001             12/19/2001            12/14/2001
30b        Ark Self Storage - Marietta                               12/20/2001             12/19/2001            12/14/2001
30c        Ark Self Storage - Savannah                               12/20/2001             12/19/2001            12/19/2001
30d        Ark Self Storage - Norcross                               12/20/2001             12/19/2001            12/14/2001
-----------------------------------------------------  ---------------------------------------------------------------------------
30e        Ark Self Storage - Macon                                  12/20/2001             12/19/2001            12/14/2001
30f        Ark Self Storage - Douglas                                12/21/2001             12/19/2001            12/19/2001
31         Simi Valley Retail and Office Center         3,141         5/2/2002               6/7/2002              5/1/2002
31a        Smart & Final Retail Center                                5/2/2002               6/7/2002              5/1/2002
31b        Simi Valley Office Center                                  5/2/2002               6/7/2002              5/1/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
32         Shoppes at Beacon Light                          -        6/14/2002               6/13/2002            5/31/2002
33         Constitution Place                               -        7/22/2002               6/14/2002            6/11/2002
34         Wildwood Ridge Apartments                    6,949        5/21/2002               5/16/2002             5/3/2002
35         Westlake Village Business Park                   -        5/21/2002               5/17/2002            5/10/2002
36         Clermont Towne Center                            -        7/25/2002               8/15/2002             5/2/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
37         Webster and Wayne Shopping Center            1,600         7/9/2002                7/8/2002            6/21/2002
38         Cherry Valley Plaza                            648        3/14/2002               3/14/2002            3/22/2002
39         Washington Square Medical Office Building      853        9/14/2001               9/14/2001           12/31/2001
40         Randolph Plaza                               2,480        8/15/2001               8/15/2001            8/20/2001
41         Broadmoor Apartments of St. Joseph           7,134        11/13/2001             11/13/2001            11/1/2001
-----------------------------------------------------  ---------------------------------------------------------------------------
42         Boulders VI Office Building                  1,279        4/15/2002              4/15/2002              4/2/2002
43         Kierland Fairways Office Plaza                 911         4/2/2002               4/2/2002             3/22/2002
44         Eastgate Square - Phase VI                     617        1/29/2002               6/8/2001              6/6/2001
45         Tall Oaks Shopping Center                      380         3/6/2002               3/6/2002              2/1/2002
46         Boulders VII Office Building                 1,230        4/15/2002              4/15/2002              4/2/2002
-----------------------------------------------------  ---------------------------------------------------------------------------
47         Tanglewood Apartments                        3,407        5/16/2002               5/16/2002             4/8/2002
48         Greene Countrie Court                            -        6/10/2002               6/10/2002             6/6/2002
49         Belle Station                                1,224        6/11/2002               6/19/2002            5/13/2002
50         Farmer Jack Supermarket                          -        8/14/2001               8/21/2001            8/21/2001




                                                            % of                                     Mortgage
                                                         Initial Pool         # of                    Loan             Original
ID         Property Name                                   Balance          Properties               Seller             Balance
---------------------------------------------------------------------------------------------------------------------------------
51         Village Shops Plaza                               0.62%                   1                 PMCF            5,800,000
52         Celebration VII                                   0.62%                   1                 BSCMI           5,700,000
53         Montecito Apartments                              0.61%                   1                 PMCF            5,700,000
54         701 Del Norte                                     0.59%                   1                 PMCF            5,400,000
55         Port Royal Village                                0.58%                   1                 PMCF            5,362,500
56         Corvallis Apartment Portfolio                     0.57%                   3                 WFB             5,300,000
---------------------------------------------------------------------------------------------------------------------------------
57         Gettysburg Shopping Center                        0.57%                   1                 WFB             5,300,000
58         Capistrano Surf Center                            0.54%                   1                 BSCMI           5,000,000
59         Ardentech Court                                   0.54%                   1                 WFB             5,000,000
60         L&R Auto Park - Broadway                          0.54%                   1                 BSCMI           4,990,000
61         Valencia Executive Plaza                          0.53%                   1                 PMCF            4,900,000
---------------------------------------------------------------------------------------------------------------------------------
62         CVS Portfolio                                     0.53%                   3                 BSCMI           4,900,000
62a        CVS Portfolio - Bethlehem                         0.27%                                     BSCMI           2,500,000
62b        CVS Portfolio - Hellertown                        0.14%                                     BSCMI           1,250,000
62c        CVS Portfolio - Lehigh Street                     0.12%                                     BSCMI           1,150,000
63         Weber Street Building                             0.53%                   1                 PMCF            4,850,000
---------------------------------------------------------------------------------------------------------------------------------
64         Williamsburg Village Shopping Center              0.50%                   1                 PMCF            4,700,000
65         Main Street Shopping Center                       0.47%                   1                 WFB             4,300,000
66         Audubon Square                                    0.46%                   1                 BSCMI           4,200,000
67         Target Shopping Center                            0.46%                   1                 BSCMI           4,192,000
68         Seville Plaza Shopping Center                     0.45%                   1                 PMCF            4,200,000
---------------------------------------------------------------------------------------------------------------------------------
69         Crystal Springs Shopping Center                   0.44%                   1                 BSCMI           4,070,000
70         Woods at Southlake                                0.42%                   1                 PMCF            3,900,000
71         Brookhollow Business Park                         0.42%                   1                 PMCF            4,000,000
72         Anna's Vineyard Apartments                        0.41%                   1                 PMCF            3,797,368
73         Bullard West Apartments                           0.41%                   1                 WFB             3,800,000
---------------------------------------------------------------------------------------------------------------------------------
74         Hastings Drive                                    0.41%                   1                 PMCF            3,750,000
75         Abbey House                                       0.40%                   1                 BSCMI           3,700,000
76         Railroad Industrial                               0.39%                   1                 PMCF            3,600,000
77         West Allen Plaza                                  0.38%                   1                 PMCF            3,550,000
78         1 & 3 Marcus Boulevard                            0.38%                   1                 PMCF            3,500,000
---------------------------------------------------------------------------------------------------------------------------------
79         Stratford Arms Apartments                         0.37%                   1                 PMCF            3,450,000
80         First and Cedar Building                          0.36%                   1                 PMCF            3,400,000
81         Shenandoah Square                                 0.34%                   1                 PMCF            3,135,000
82         Southfield Commerce Center                        0.34%                   1                 PMCF            3,125,000
83         Eckerd Drug Portfolio                             0.33%                   2                 BSCMI           3,082,000
---------------------------------------------------------------------------------------------------------------------------------
83a        Eckerd Drug - Spartanburg                         0.17%                                     BSCMI           1,541,600
83b        Eckerd Drug - Greenville                          0.17%                                     BSCMI           1,540,400
84         Heather Glen Apartments                           0.33%                   1                 PMCF            3,000,000
85         Hathaway Building                                 0.32%                   1                 WFB             3,000,000
86         Gelb Plaza-Encino                                 0.32%                   1                 WFB             3,000,000
---------------------------------------------------------------------------------------------------------------------------------
87         Bryman Office                                     0.32%                   1                 WFB             3,000,000
88         Braeswood Atrium                                  0.32%                   1                 PMCF            2,960,000
89         Westcreek and California Garden                   0.31%                   1                 PMCF            2,905,000
           Apartments
90         East Grand Business Center                        0.31%                   1                 PMCF            2,850,000
91         Cambridge Square Apartments                       0.30%                   1                 WFB             2,820,000
---------------------------------------------------------------------------------------------------------------------------------
92         Juliet Office Park - Building C & D               0.30%                   1                 PMCF            2,800,000
93         Otis Spunkmeyer Headquarters                      0.30%                   1                 WFB             2,750,000
94         Burgundy House Apartments                         0.30%                   1                 WFB             2,756,000
95         Golden Estates                                    0.30%                   1                 WFB             2,750,000
96         4350 - 4374 Transport Street                      0.27%                   1                 PMCF            2,530,000
---------------------------------------------------------------------------------------------------------------------------------
97         Bedrosian Industrial Building                     0.27%                   1                 PMCF            2,450,000
98         Hazel Crest Shopping Center                       0.26%                   1                 PMCF            2,375,000
99         High Voltage Breakers Building                    0.25%                   1                 WFB             2,350,000
100        800 South Industry                                0.25%                   1                 PMCF            2,300,000
101        South Garfield Avenue                             0.25%                   1                 WFB             2,300,000
---------------------------------------------------------------------------------------------------------------------------------
102        Belvedere Tiburon Office Park                     0.24%                   1                 PMCF            2,250,000
103        Heritage Apartments                               0.24%                   1                 WFB             2,230,000
104        West Walnut Street                                0.24%                   1                 WFB             2,190,000
105        Creekstone Duplexes 44                            0.24%                   1                 BSCMI           2,175,000
106        Buena Park Shopping Center                        0.23%                   1                 BSCMI           2,150,000
---------------------------------------------------------------------------------------------------------------------------------
107        Sunset Village                                    0.23%                   1                 WFB             2,150,000
108        Tanglewood Apartments                             0.23%                   1                 WFB             2,140,000
109        Chaparral Plaza                                   0.23%                   1                 WFB             2,125,000
110        Villas at the Woodlands Apartments                0.23%                   1                 PMCF            2,080,000
111        Creekstone Duplexes 42                            0.22%                   1                 BSCMI           2,075,000
---------------------------------------------------------------------------------------------------------------------------------
112        Eastowne Plaza II                                 0.22%                   1                 PMCF            2,025,000
113        Handy Storage                                     0.22%                   1                 PMCF            2,000,000
114        Golden State Business Park                        0.21%                   1                 WFB             1,975,000
115        PETsMART, Dallas, TX                              0.19%                   1                 WFB             1,800,000
116        The Michigan Building and The V                   0.19%                   2                 PMCF            1,725,000
           Building
---------------------------------------------------------------------------------------------------------------------------------
116a       The Michigan Building                             0.10%                                     PMCF              914,773
116b       The V Building                                    0.09%                                     PMCF              810,227
117        Brentwood House Shopping Center                   0.18%                   1                 WFB             1,650,000
118        Fairground Village                                0.18%                   1                 WFB             1,650,000
119        Elsinore/Staples Store                            0.18%                   1                 WFB             1,650,000
---------------------------------------------------------------------------------------------------------------------------------
120        Puerto Vista Mobile Estates                       0.15%                   1                 WFB             1,365,000
121        Hickory Hollow Shopping Center                    0.14%                   1                 WFB             1,250,000
122        Commercenter Business Park                        0.13%                   1                 WFB             1,200,000
123        San Rafael Business Center                        0.12%                   1                 WFB             1,100,000
124        Desert Sage Apartments                            0.12%                   1                 WFB             1,100,000
---------------------------------------------------------------------------------------------------------------------------------
125        Garfield Avenue                                   0.11%                   1                 WFB             1,000,000

(1) BSCMI - Bear Stearns Commercial Mortgae Corporation, Inc., BSFI - Bear, Stearns Funding, Inc., PMCF - Prudential Mortgage Capital Funding, LLC, WFB - Wells Fargo Bank

(2) Annual Debt Service payments and Monthly Debt Service payments for loans with partial interest-only periods are shown before the expiration of the interest-only period.

(3) The 50 Danbury loan has interest only payments up to and including the September 1, 2004 payment date. The payment reflected represents the payment as of the cut-off date which is based on a 30 day month for September interest in arrears. The loan will then begin to amortize over a 300 month schedule with payments of $254,209.31 being made over the remaining term of the loan.

(4) The Shopps at Beacon Light loan was funded in an initial amount in June 2001 of $7,500,000 at a rate of 7.20% amortizing over a 300 month period. An earnout funding occurred in November 2001 of $1,000,000 at a rate of 7.38% amortizing over a 295 month period. The monthly payment from the initial funding is $53,969.15 and the monthly payment from the second funding is $7,355.30.

(5) The Cherry Valley loan was funded in an initial amount in June 2002 of $7,300,000 at a rate of 7.275% amortizing over a 360 month period. An earndown of the initial interest rate occurred in August 2002 in the amount of 15bps to a rate of 7.125% amortizing over a 359 month period on a balance of $7,295,808.75. The monthly payment from the initial funding was $49,922.71.

(6) On June 1, 2002, The Washington Square Medical Center note was amended to reflect an increase in the interest rate from 7.37% to 7.52% and an increase in monthly debt service from $49,704.08 to $50,459.48 effective after June 1, 2002. In addition, the loan was recast with the balance as of 6/1/02 of $7,186,410.72 to amortize over the remaining 357 months of the original amortization term.

(7) The Eastgate Square - Phase VI loan was funded in an initial amount in February 2002 of $5,800,000 at a rate of 7.3300% amortizing over a 360 month period. An earnout funding occurred in August 2002 of $800,000 at a rate of 5.840% amortizing over a 353 month period. The monthly payment from the initial funding is $39,881.43 and the monthly payment from the second funding is $4,749.04.

(8) On August 15, 2002, the Anna's Vineyard Apartments note was amended and restated to reflect the current terms.

(9) Lockbox types are defined in the section entitled "Description of the Mortgage Pool - Cash Management Agreements" of the Prospectus Supplement

(10) Prepayment for the RREEF Textron Portfolio is permitted subject to the payment of the greater of (i) yield maintenance or (ii) 1% of the principal balance prepaid multiplied by the number of months remaining until maturity divided by the original term of the loan.

(11) The 50 Danbury Road loan Monthly TI/LC Reserve Payments commence on May 1, 2007.

(12) The 1111 North Capitol Street Building loan Monthly TI/LC Reserve Payments commence on October 1, 2008 unless the Smithsonian Institution renews it's lease to September 30, 2016 or an acceptable single tenant leases the space to September 30, 2016.

(13) The Simi Valley Retail and Office Center loan Monthly TI/LC Reserve Payments decrease to $6,500 after the first 12 months of the loan term.

(14) The Weber Street Building loan Monthly TI/LC Reserve Payments increase to $3,335 after the 24th month of the loan term, to $3,750 after the 48th month of the loan term, and to $4,165 until maturity.

(15) The West Allen Plaza loan Monthly TI/LC Reserve Payments commence on June 1, 2004.



                                                          Cut-Off          General            Detailed
                                                           Date            Property           Property
ID         Property Name                                  Balance            Type               Type
---------------------------------------------------- -----------------------------------------------------------
51         Village Shops Plaza                             5,740,261   Retail           Shadow Anchored
---------------------------------------------------- -----------------------------------------------------------
52         Celebration VII                                 5,700,000   Office           Suburban
53         Montecito Apartments                            5,655,388   Multifamily      Multifamily
54         701 Del Norte                                   5,389,224   Industrial       Warehouse
55         Port Royal Village                              5,340,895   Manufactured
                                                                         Housing        Manufactured Housing
56         Corvallis Apartment Portfolio                   5,283,980   Multifamily      Multifamily
---------------------------------------------------- -----------------------------------------------------------
57         Gettysburg Shopping Center                      5,242,577   Retail           Anchored
58         Capistrano Surf Center                          4,989,594   Office           Suburban
59         Ardentech Court                                 4,984,127   Industrial       Flex Industrial
60         L&R Auto Park - Broadway                        4,974,237   Other            Parking Garage
61         Valencia Executive Plaza                        4,889,029   Office           Suburban
---------------------------------------------------- -----------------------------------------------------------
62         CVS Portfolio                                   4,887,662   Retail           Anchored
62a        CVS Portfolio - Bethlehem                       2,493,705   Retail           Anchored
62b        CVS Portfolio - Hellertown                      1,246,852   Retail           Anchored
62c        CVS Portfolio - Lehigh Street                   1,147,104   Retail           Anchored
63         Weber Street Building                           4,838,755   Office           CBD
---------------------------------------------------- -----------------------------------------------------------
64         Williamsburg Village Shopping Center            4,645,411   Retail           Anchored
65         Main Street Shopping Center                     4,296,113   Retail           Anchored
66         Audubon Square                                  4,196,348   Retail           Shadow Anchored
67         Target Shopping Center                          4,192,000   Retail           Anchored
68         Seville Plaza Shopping Center                   4,172,037   Retail           Shadow Anchored
---------------------------------------------------- -----------------------------------------------------------
69         Crystal Springs Shopping Center                 4,070,000   Retail           Anchored
70         Woods at Southlake                              3,875,399   Multifamily      Multifamily
71         Brookhollow Business Park                       3,825,454   Industrial       Flex Industrial
72         Anna's Vineyard Apartments                      3,794,757   Multifamily      Multifamily
73         Bullard West Apartments                         3,791,673   Multifamily      Multifamily
---------------------------------------------------- -----------------------------------------------------------
74         Hastings Drive                                  3,743,043   Industrial       Warehouse
75         Abbey House                                     3,694,376   Multifamily      Multifamily
76         Railroad Industrial                             3,595,156   Industrial       Warehouse
77         West Allen Plaza                                3,540,644   Retail           Shadow Anchored
78         1 & 3 Marcus Boulevard                          3,484,402   Office           Suburban
---------------------------------------------------- -----------------------------------------------------------
79         Stratford Arms Apartments                       3,428,238   Multifamily      Multifamily
80         First and Cedar Building                        3,324,804   Office           CBD
81         Shenandoah Square                               3,127,306   Retail           Anchored
82         Southfield Commerce Center                      3,105,989   Industrial       Warehouse
83         Eckerd Drug Portfolio                           3,082,000   Retail           Anchored
---------------------------------------------------- -----------------------------------------------------------
83a        Eckerd Drug - Spartanburg                       1,541,600   Retail           Anchored
83b        Eckerd Drug - Greenville                        1,540,400   Retail           Anchored
84         Heather Glen Apartments                         2,997,325   Multifamily      Multifamily
85         Hathaway Building                               2,993,158   Office           Suburban
86         Gelb Plaza-Encino                               2,981,793   Office           Suburban
---------------------------------------------------- ------------------------------------------------------------
87         Bryman Office                                   2,978,142   Office           Suburban
88         Braeswood Atrium                                2,951,618   Multifamily      Multifamily
89         Westcreek and California Garden Apartments      2,896,008   Multifamily      Multifamily
90         East Grand Business Center                      2,830,708   Industrial       Warehouse
91         Cambridge Square Apartments                     2,804,647   Multifamily      Multifamily
---------------------------------------------------- ------------------------------------------------------------
92         Juliet Office Park - Building C & D             2,784,338   Office           Suburban
93         Otis Spunkmeyer Headquarters                    2,743,729   Industrial       Light Industrial
94         Burgundy House Apartments                       2,737,216   Multifamily      Multifamily
95         Golden Estates                                  2,732,306   Manufactured
                                                                         Housing        Manufactured Housing
96         4350 - 4374 Transport Street                    2,526,173   Industrial       Warehouse
---------------------------------------------------- ------------------------------------------------------------
97         Bedrosian Industrial Building                   2,445,094   Industrial       Flex Industrial
98         Hazel Crest Shopping Center                     2,357,336   Retail           Unanchored
99         High Voltage Breakers Building                  2,344,893   Industrial       Warehouse
100        800 South Industry                              2,297,453   Industrial       Flex Industrial
101        South Garfield Avenue                           2,291,672   Industrial       Warehouse
---------------------------------------------------- ------------------------------------------------------------
102        Belvedere Tiburon Office Park                   2,243,706   Office           Suburban
103        Heritage Apartments                             2,214,801   Multifamily      Multifamily
104        West Walnut Street                              2,182,070   Industrial       Warehouse
105        Creekstone Duplexes 44                          2,171,733   Multifamily      Multifamily
106        Buena Park Shopping Center                      2,143,645   Retail           Anchored
---------------------------------------------------- ------------------------------------------------------------
107        Sunset Village                                  2,139,897   Retail           Unanchored
108        Tanglewood Apartments                           2,125,414   Multifamily      Multifamily
109        Chaparral Plaza                                 2,114,770   Retail           Unanchored
110        Villas at the Woodlands Apartments              2,073,257   Multifamily      Multifamily
111        Creekstone Duplexes 42                          2,070,047   Multifamily      Multifamily
---------------------------------------------------- ------------------------------------------------------------
112        Eastowne Plaza II                               2,022,647   Retail           Shadow Anchored
113        Handy Storage                                   1,981,719   Self Storage     Self Storage
114        Golden State Business Park                      1,962,054   Industrial       Flex Industrial
115        PETsMART, Dallas, TX                            1,793,641   Retail           Shadow Anchored
116        The Michigan Building and The Building          1,717,397   Various          Various
---------------------------------------------------- ------------------------------------------------------------
116a       The Michigan Building                             910,741   Industrial       Flex Industrial
116b       The V Building                                    806,656   Industrial       Flex Industrial
117        Brentwood House Shopping Center                 1,647,201   Retail           Unanchored
118        Fairground Village                              1,642,633   Multifamily      Multifamily
119        Elsinore/Staples Store                          1,640,400   Retail           Anchored
---------------------------------------------------- ------------------------------------------------------------
120        Puerto Vista Mobile Estates                     1,360,624   Manufactured     Manufactured Housing
                                                                         Housing
121        Hickory Hollow Shopping Center                  1,247,879   Retail           Unanchored
122        Commercenter Business Park                      1,193,962   Industrial       Flex Industrial
123        San Rafael Business Center                      1,098,631   Industrial       Light Industrial
124        Desert Sage Apartments                          1,097,042   Multifamily      Multifamily
---------------------------------------------------- ------------------------------------------------------------
125        Garfield Avenue                                   994,862   Industrial       Light Industrial




                                                                                       Interest               Original
                                                     Interest    Administrative         Accrual           Term to Maturity
ID         Property Name                              Rate         Fee Rate              Basis             or ARD (mos.)
---------------------------------------------------- ------------------------------------------------------------------------
51         Village Shops Plaza                        7.8000%         0.10330%            Actual/360               120
---------------------------------------------------- ------------------------------------------------------------------------
52         Celebration VII                            6.0800%         0.03330%                30/360                60
53         Montecito Apartments                       7.1200%         0.10330%            Actual/360               120
54         701 Del Norte                              7.1600%         0.10330%            Actual/360               120
55         Port Royal Village                         7.3600%         0.05330%            Actual/360               120
56         Corvallis Apartment Portfolio              6.8500%         0.03330%            Actual/360               120
---------------------------------------------------- ------------------------------------------------------------------------
57         Gettysburg Shopping Center                 7.1800%         0.03330%            Actual/360               120
58         Capistrano Surf Center                     7.0000%         0.03330%            Actual/360               120
59         Ardentech Court                            7.2500%         0.03330%            Actual/360               120
60         L&R Auto Park - Broadway                   7.2750%         0.03330%            Actual/360                60
61         Valencia Executive Plaza                   7.1000%         0.10330%            Actual/360               120
---------------------------------------------------- ------------------------------------------------------------------------
62         CVS Portfolio                              7.5900%         0.03330%            Actual/360               120
62a        CVS Portfolio - Bethlehem
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                      6.9100%         0.10330%            Actual/360               120
---------------------------------------------------- ------------------------------------------------------------------------
64         Williamsburg Village Shopping Center       7.1300%         0.05330%            Actual/360               120
65         Main Street Shopping Center                6.5000%         0.03330%            Actual/360               120
66         Audubon Square                             6.7000%         0.07330%            Actual/360               120
67         Target Shopping Center                     6.0150%         0.03330%                30/360                84
68         Seville Plaza Shopping Center              7.2000%         0.10330%            Actual/360               120
---------------------------------------------------- ------------------------------------------------------------------------
69         Crystal Springs Shopping Center            6.1500%         0.03330%                30/360                84
70         Woods at Southlake                         7.0000%         0.05330%            Actual/360               120
71         Brookhollow Business Park                  8.0500%         0.05330%                30/360                84
72         Anna's Vineyard Apartments                 7.8800%         0.10330%            Actual/360               108
73         Bullard West Apartments                    6.8000%         0.03330%            Actual/360               120
---------------------------------------------------- ------------------------------------------------------------------------
74         Hastings Drive                             7.4300%         0.05330%            Actual/360               120
75         Abbey House                                6.8000%         0.07330%            Actual/360                60
76         Railroad Industrial                        7.3000%         0.10330%            Actual/360               120
77         West Allen Plaza                           7.4100%         0.10330%            Actual/360               120
78         1 & 3 Marcus Boulevard                     7.1600%         0.11330%            Actual/360               120
---------------------------------------------------- ------------------------------------------------------------------------
79         Stratford Arms Apartments                  7.0000%         0.05330%            Actual/360               120
80         First and Cedar Building                   7.1900%         0.10330%                30/360               180
81         Shenandoah Square                          7.6900%         0.10330%            Actual/360               120
82         Southfield Commerce Center                 7.2000%         0.10330%            Actual/360               120
83         Eckerd Drug Portfolio                      6.3000%         0.03330%                30/360                84
---------------------------------------------------- ------------------------------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments                    6.5700%         0.12330%            Actual/360               120
85         Hathaway Building                          7.0000%         0.03330%            Actual/360               120
86         Gelb Plaza-Encino                          7.7100%         0.03330%            Actual/360               120
---------------------------------------------------- -----------------------------------------------------------------------
87         Bryman Office                              7.0700%         0.03330%            Actual/360               120
88         Braeswood Atrium                           7.1200%         0.05330%            Actual/360               120
89         Westcreek and California Garden Apartments 6.7500%         0.10330%            Actual/360               120
90         East Grand Business Center                 7.6100%         0.05330%            Actual/360               120
91         Cambridge Square Apartments                7.2000%         0.03330%            Actual/360               120
---------------------------------------------------- -----------------------------------------------------------------------
92         Juliet Office Park - Building C & D        7.5500%         0.10330%            Actual/360               120
93         Otis Spunkmeyer Headquarters               7.0000%         0.03330%            Actual/360               120
94         Burgundy House Apartments                  7.0880%         0.03330%            Actual/360               120
95         Golden Estates                             7.4000%         0.03330%            Actual/360               120
96         4350 - 4374 Transport Street               6.8200%         0.10330%            Actual/360               120
---------------------------------------------------- -----------------------------------------------------------------------
97         Bedrosian Industrial Building              6.6500%         0.10330%            Actual/360               120
98         Hazel Crest Shopping Center                7.3900%         0.10330%            Actual/360               120
99         High Voltage Breakers Building             7.2600%         0.03330%            Actual/360               120
100        800 South Industry                         7.6800%         0.05330%            Actual/360               122
101        South Garfield Avenue                      7.7800%         0.03330%            Actual/360                60
---------------------------------------------------- -----------------------------------------------------------------------
102        Belvedere Tiburon Office Park              7.1700%         0.10330%            Actual/360               120
103        Heritage Apartments                        7.0880%         0.03330%            Actual/360               120
104        West Walnut Street                         7.7800%         0.03330%            Actual/360                60
105        Creekstone Duplexes 44                     6.8500%         0.03330%            Actual/360               120
106        Buena Park Shopping Center                 7.7050%         0.03330%            Actual/360               120
---------------------------------------------------- -----------------------------------------------------------------------
107        Sunset Village                             7.9500%         0.03330%            Actual/360               120
108        Tanglewood Apartments                      7.0880%         0.03330%            Actual/360               120
109        Chaparral Plaza                            7.8300%         0.03330%            Actual/360                60
110        Villas at the Woodlands Apartments         7.3600%         0.05330%            Actual/360               120
111        Creekstone Duplexes 42                     6.7500%         0.03330%            Actual/360               120
----------------------------------------------------  -----------------------------------------------------------------------
112        Eastowne Plaza II                          7.3800%         0.10330%            Actual/360               120
113        Handy Storage                              7.3500%         0.05330%            Actual/360               120
114        Golden State Business Park                 7.3000%         0.03330%            Actual/360               120
115        PETsMART, Dallas, TX                       7.2500%         0.03330%            Actual/360               120
116        The Michigan Building and The Building     7.2200%         0.10330%            Actual/360               120
---------------------------------------------------- -----------------------------------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center            7.7500%         0.03330%            Actual/360               120
118        Fairground Village                         7.1500%         0.03330%            Actual/360               120
119        Elsinore/Staples Store                     7.9300%         0.03330%            Actual/360               120
----------------------------------------------------  -----------------------------------------------------------------------
120        Puerto Vista Mobile Estates                7.2000%         0.03330%            Actual/360               120
121        Hickory Hollow Shopping Center             7.7500%         0.03330%            Actual/360               120
122        Commercenter Business Park                 7.5000%         0.03330%            Actual/360               120
123        San Rafael Business Center                 6.9500%         0.03330%            Actual/360               120
124        Desert Sage Apartments                     7.3300%         0.03330%            Actual/360               120
---------------------------------------------------- -----------------------------------------------------------------------
125        Garfield Avenue                            7.5000%         0.03330%            Actual/360               120




                                                      Stated Remaining        Original            Remaining
                                                      Term to Maturity      Amortization         Amortization
ID         Property Name                               or ARD (mos.)         Term (mos.)         Term (mos.)
---------------------------------------------------- ----------------------------------------------------------------
51         Village Shops Plaza                            110                  300                    290
---------------------------------------------------- ----------------------------------------------------------------
52         Celebration VII                                 57                    0                      0
53         Montecito Apartments                           113                  300                    293
54         701 Del Norte                                  117                  360                    357
55         Port Royal Village                             114                  360                    354
56         Corvallis Apartment Portfolio                  116                  360                    356
---------------------------------------------------- ----------------------------------------------------------------
57         Gettysburg Shopping Center                     114                  240                    234
58         Capistrano Surf Center                         117                  360                    357
59         Ardentech Court                                117                  300                    297
60         L&R Auto Park - Broadway                        57                  300                    297
61         Valencia Executive Plaza                       118                  300                    298
---------------------------------------------------- ----------------------------------------------------------------
62         CVS Portfolio                                  116                  360                    356
62a        CVS Portfolio - Bethlehem
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                          118                  300                    298
---------------------------------------------------- ----------------------------------------------------------------
64         Williamsburg Village Shopping Center           110                  300                    290
65         Main Street Shopping Center                    119                  360                    359
66         Audubon Square                                 119                  360                    359
67         Target Shopping Center                          82                    0                      0
68         Seville Plaza Shopping Center                  111                  360                    351
---------------------------------------------------- ----------------------------------------------------------------
69         Crystal Springs Shopping Center                 82                    0                      0
70         Woods at Southlake                             112                  360                    352
71         Brookhollow Business Park                       47                  300                    263
72         Anna's Vineyard Apartments                     107                  360                    359
73         Bullard West Apartments                        117                  360                    357
---------------------------------------------------- ----------------------------------------------------------------
74         Hastings Drive                                 117                  360                    357
75         Abbey House                                     58                  360                    358
76         Railroad Industrial                            118                  360                    358
77         West Allen Plaza                               116                  360                    356
78         1 & 3 Marcus Boulevard                         116                  300                    296
---------------------------------------------------- ----------------------------------------------------------------
79         Stratford Arms Apartments                      112                  360                    352
80         First and Cedar Building                       173                  180                    173
81         Shenandoah Square                              116                  360                    356
82         Southfield Commerce Center                     113                  330                    323
83         Eckerd Drug Portfolio                           82                    0                      0
---------------------------------------------------- ----------------------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments                        119                  360                    359
85         Hathaway Building                              118                  300                    298
86         Gelb Plaza-Encino                              114                  300                    294
---------------------------------------------------- ----------------------------------------------------------------
87         Bryman Office                                  116                  240                    236
88         Braeswood Atrium                               116                  360                    356
89         Westcreek and California Garden Apartments     116                  360                    356
90         East Grand Business Center                     116                  240                    236
91         Cambridge Square Apartments                    115                  300                    295
---------------------------------------------------- ----------------------------------------------------------------
92         Juliet Office Park - Building C & D            112                  360                    352
93         Otis Spunkmeyer Headquarters                   118                  300                    298
94         Burgundy House Apartments                      114                  300                    294
95         Golden Estates                                 114                  300                    294
96         4350 - 4374 Transport Street                   118                  360                    358
---------------------------------------------------- ----------------------------------------------------------------
97         Bedrosian Industrial Building                  119                  240                    239
98         Hazel Crest Shopping Center                    113                  300                    293
99         High Voltage Breakers Building                 118                  300                    298
100        800 South Industry                             117                  300                    299
101        South Garfield Avenue                           54                  360                    354
---------------------------------------------------- ----------------------------------------------------------------
102        Belvedere Tiburon Office Park                  116                  360                    356
103        Heritage Apartments                            114                  300                    294
104        West Walnut Street                              54                  360                    354
105        Creekstone Duplexes 44                         118                  360                    358
106        Buena Park Shopping Center                     115                  360                    355
---------------------------------------------------- ----------------------------------------------------------------
107        Sunset Village                                 115                  300                    295
108        Tanglewood Apartments                          114                  300                    294
109        Chaparral Plaza                                 55                  300                    295
110        Villas at the Woodlands Apartments             115                  360                    355
111        Creekstone Duplexes 42                         118                  300                    298
---------------------------------------------------- ----------------------------------------------------------------
112        Eastowne Plaza II                              119                  300                    299
113        Handy Storage                                  112                  300                    292
114        Golden State Business Park                     114                  300                    294
115        PETsMART, Dallas, TX                           118                  240                    238
116        The Michigan Building and The Building         116                  300                    296
---------------------------------------------------- ----------------------------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center                117                  360                    357
118        Fairground Village                             116                  300                    296
119        Elsinore/Staples Store                         114                  300                    294
---------------------------------------------------- ----------------------------------------------------------------
120        Puerto Vista Mobile Estates                    117                  300                    297
121        Hickory Hollow Shopping Center                 117                  360                    357
122        Commercenter Business Park                     117                  240                    237
123        San Rafael Business Center                     119                  300                    299
124        Desert Sage Apartments                         116                  360                    356
---------------------------------------------------- ----------------------------------------------------------------
125        Garfield Avenue                                115                  300                    295





ID         Property Name                                First Payment         Maturity Date         Annual Debt
                                                            Date                 or ARD             Service (2)
---------------------------------------------------- ----------------------------------------------------------------
51         Village Shops Plaza                            1/1/2002              12/1/2011           527,996
---------------------------------------------------- ----------------------------------------------------------------
52         Celebration VII                                8/1/2002               7/1/2007           346,560
53         Montecito Apartments                           4/1/2002               3/1/2012           488,686
54         701 Del Norte                                  8/1/2002               7/1/2012           438,102
55         Port Royal Village                             5/1/2002               4/1/2012           443,792
56         Corvallis Apartment Portfolio                  7/1/2002               6/1/2012           416,745
---------------------------------------------------- ----------------------------------------------------------------
57         Gettysburg Shopping Center                     5/1/2002               4/1/2012           499,985
58         Capistrano Surf Center                         8/1/2002               7/1/2012           399,181
59         Ardentech Court                                8/1/2002               7/1/2012           433,684
60         L&R Auto Park - Broadway                       8/1/2002               7/1/2007           433,782
61         Valencia Executive Plaza                       9/1/2002               8/1/2012           419,345
---------------------------------------------------- ----------------------------------------------------------------
62         CVS Portfolio                                  7/1/2002               6/1/2012           414,768
62a        CVS Portfolio - Bethlehem
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                          9/1/2002               8/1/2012           408,010
---------------------------------------------------- ----------------------------------------------------------------
64         Williamsburg Village Shopping Center           1/1/2002              12/1/2011           403,313
65         Main Street Shopping Center                   10/1/2002               9/1/2012           326,147
66         Audubon Square                                10/1/2002               9/1/2012           325,220
67         Target Shopping Center                         9/1/2002               8/1/2009           252,149
68         Seville Plaza Shopping Center                  2/1/2002               1/1/2012           342,109
---------------------------------------------------- ----------------------------------------------------------------
69         Crystal Springs Shopping Center                9/1/2002               8/1/2009           250,305
70         Woods at Southlake                             3/1/2002               2/1/2012           311,362
71         Brookhollow Business Park                     10/1/1999               9/1/2006           372,063
72         Anna's Vineyard Apartments                    10/1/2002               9/1/2011           330,561
73         Bullard West Apartments                        8/1/2002               7/1/2012           297,278
---------------------------------------------------- ----------------------------------------------------------------
74         Hastings Drive                                 8/1/2002               7/1/2012           312,492
75         Abbey House                                    9/1/2002               8/1/2007           289,455
76         Railroad Industrial                            9/1/2002               8/1/2012           296,167
77         West Allen Plaza                               7/1/2002               6/1/2012           295,245
78         1 & 3 Marcus Boulevard                         7/1/2002               6/1/2012           301,148
---------------------------------------------------- ----------------------------------------------------------------
79         Stratford Arms Apartments                      3/1/2002               2/1/2012           275,435
80         First and Cedar Building                       4/1/2002               3/1/2017           371,070
81         Shenandoah Square                              7/1/2002               6/1/2012           267,956
82         Southfield Commerce Center                     4/1/2002               3/1/2012           261,290
83         Eckerd Drug Portfolio                          9/1/2002               8/1/2009           194,166
---------------------------------------------------- ----------------------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments                       10/1/2002               9/1/2012           229,204
85         Hathaway Building                              9/1/2002               8/1/2012           254,441
86         Gelb Plaza-Encino                              5/1/2002               4/1/2012           270,974
---------------------------------------------------- ----------------------------------------------------------------
87         Bryman Office                                  7/1/2002               6/1/2012           280,622
88         Braeswood Atrium                               7/1/2002               6/1/2012           239,185
89         Westcreek and California Garden Apartments     7/1/2002               6/1/2012           226,101
90         East Grand Business Center                     7/1/2002               6/1/2012           277,818
91         Cambridge Square Apartments                    6/1/2002               5/1/2012           243,509
---------------------------------------------------- ----------------------------------------------------------------
92         Juliet Office Park - Building C & D            3/1/2002               2/1/2012           236,088
93         Otis Spunkmeyer Headquarters                   9/1/2002               8/1/2012           233,237
94         Burgundy House Apartments                      5/1/2002               4/1/2012           235,606
95         Golden Estates                                 5/1/2002               4/1/2012           241,725
96         4350 - 4374 Transport Street                   9/1/2002               8/1/2012           198,329
---------------------------------------------------- ----------------------------------------------------------------
97         Bedrosian Industrial Building                 10/1/2002               9/1/2012           221,802
98         Hazel Crest Shopping Center                    4/1/2002               3/1/2012           208,578
99         High Voltage Breakers Building                 9/1/2002               8/1/2012           204,013
100        800 South Industry                             6/1/2002               7/1/2012           207,204
101        South Garfield Avenue                          5/1/2002               4/1/2007           198,302
---------------------------------------------------- ----------------------------------------------------------------
102        Belvedere Tiburon Office Park                  7/1/2002               6/1/2012           182,725
103        Heritage Apartments                            5/1/2002               4/1/2012           190,639
104        West Walnut Street                             5/1/2002               4/1/2007           188,818
105        Creekstone Duplexes 44                         9/1/2002               8/1/2012           171,023
106        Buena Park Shopping Center                     6/1/2002               5/1/2012           184,033
---------------------------------------------------- ----------------------------------------------------------------
107        Sunset Village                                 6/1/2002               5/1/2012           198,275
108        Tanglewood Apartments                          5/1/2002               4/1/2012           182,945
109        Chaparral Plaza                                6/1/2002               5/1/2007           193,950
110        Villas at the Woodlands Apartments             6/1/2002               5/1/2012           172,137
111        Creekstone Duplexes 42                         9/1/2002               8/1/2012           172,037
---------------------------------------------------- ----------------------------------------------------------------
112        Eastowne Plaza II                             10/1/2002               9/1/2012           177,682
113        Handy Storage                                  3/1/2002               2/1/2012           175,023
114        Golden State Business Park                     5/1/2002               4/1/2012           172,069
115        PETsMART, Dallas, TX                           9/1/2002               8/1/2012           170,721
116        The Michigan Building and The Building         7/1/2002               6/1/2012           149,221
---------------------------------------------------- ----------------------------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center                8/1/2002               7/1/2012           141,850
118        Fairground Village                             7/1/2002               6/1/2012           141,843
119        Elsinore/Staples Store                         5/1/2002               4/1/2012           151,903
---------------------------------------------------- ----------------------------------------------------------------
120        Puerto Vista Mobile Estates                    8/1/2002               7/1/2012           117,869
121        Hickory Hollow Shopping Center                 8/1/2002               7/1/2012           107,462
122        Commercenter Business Park                     8/1/2002               7/1/2012           116,005
123        San Rafael Business Center                    10/1/2002               9/1/2012            92,874
124        Desert Sage Apartments                         7/1/2002               6/1/2012            90,765
---------------------------------------------------- ----------------------------------------------------------------
125        Garfield Avenue                                6/1/2002               5/1/2012            88,679










                                                          Monthly            Remaining
                                                           Debt           Interest Only
ID         Property Name                                Service (2)        Period (mos.)         Lockbox
----------------------------------------------------  ----------------------------------------------------
51         Village Shops Plaza                           43,999.63                                    Yes
---------------------------------------------------- ------------------------------------------------------
52         Celebration VII                               28,880.00               57                   No
53         Montecito Apartments                          40,723.80                                    No
54         701 Del Norte                                 36,508.46                                    No
55         Port Royal Village                            36,982.65                                    No
56         Corvallis Apartment Portfolio                 34,728.74                                    No
---------------------------------------------------- ------------------------------------------------------
57         Gettysburg Shopping Center                    41,665.43                                    No
58         Capistrano Surf Center                        33,265.12                                    No
59         Ardentech Court                               36,140.35                                    No
60         L&R Auto Park - Broadway                      36,148.47                                    No
61         Valencia Executive Plaza                      34,945.39                                    No
---------------------------------------------------- ------------------------------------------------------
62         CVS Portfolio                                 34,563.99                                    No
62a        CVS Portfolio - Bethlehem
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                         34,000.84                                    No
---------------------------------------------------- ------------------------------------------------------
64         Williamsburg Village Shopping Center          33,609.41                                    Yes
65         Main Street Shopping Center                   27,178.93                                    No
66         Audubon Square                                27,101.68                                    No
67         Target Shopping Center                        21,012.40               82                   No
68         Seville Plaza Shopping Center                 28,509.10                                    No
---------------------------------------------------- ------------------------------------------------------
69         Crystal Springs Shopping Center               20,858.75               82                   No
70         Woods at Southlake                            25,946.80                                    No
71         Brookhollow Business Park                     31,005.26                                    No
72         Anna's Vineyard Apartments                    27,546.73 (8)                                No
73         Bullard West Apartments                       24,773.16                                    No
---------------------------------------------------- ------------------------------------------------------
74         Hastings Drive                                26,041.03                                    No
75         Abbey House                                   24,121.23                                    No
76         Railroad Industrial                           24,680.55                                    No
77         West Allen Plaza                              24,603.71                                    No
78         1 & 3 Marcus Boulevard                        25,095.65                                    No
---------------------------------------------------- ------------------------------------------------------
79         Stratford Arms Apartments                     22,952.94                                    No
80         First and Cedar Building                      30,922.46                                    No
81         Shenandoah Square                             22,329.68                                    Yes
82         Southfield Commerce Center                    21,774.18                                    No
83         Eckerd Drug Portfolio                         16,180.50               82                   No
---------------------------------------------------- ------------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments                       19,100.36                                    No
85         Hathaway Building                             21,203.38                                    No
86         Gelb Plaza-Encino                             22,581.14                                    No
---------------------------------------------------- ------------------------------------------------------
87         Bryman Office                                 23,385.19                                    No
88         Braeswood Atrium                              19,932.08                                    No
89         Westcreek and California Garden Apartments    18,841.77                                    No
90         East Grand Business Center                    23,151.48                                    No
91         Cambridge Square Apartments                   20,292.40                                    No
---------------------------------------------------- ------------------------------------------------------
92         Juliet Office Park - Building C & D           19,673.96                                    Yes
93         Otis Spunkmeyer Headquarters                  19,436.43                                    No
94         Burgundy House Apartments                     19,633.82                                    No
95         Golden Estates                                20,143.72                                    No
96         4350 - 4374 Transport Street                  16,527.43                                    No
---------------------------------------------------- ------------------------------------------------------
97         Bedrosian Industrial Building                 18,483.54                                    No
98         Hazel Crest Shopping Center                   17,381.46                                    No
99         High Voltage Breakers Building                17,001.11                                    No
100        800 South Industry                            17,267.00                                    No
101        South Garfield Avenue                         16,525.19                                    No
---------------------------------------------------- ------------------------------------------------------
102        Belvedere Tiburon Office Park                 15,227.07                                    No
103        Heritage Apartments                           15,886.58                                    No
104        West Walnut Street                            15,734.85                                    No
105        Creekstone Duplexes 44                        14,251.89                                    No
106        Buena Park Shopping Center                    15,336.06                                    No
---------------------------------------------------- ------------------------------------------------------
107        Sunset Village                                16,522.90                                    No
108        Tanglewood Apartments                         15,245.42                                    No
109        Chaparral Plaza                               16,162.51                                    No
110        Villas at the Woodlands Apartments            14,344.79                                    No
111        Creekstone Duplexes 42                        14,336.41                                    No
---------------------------------------------------- ------------------------------------------------------
112        Eastowne Plaza II                             14,806.87                                    No
113        Handy Storage                                 14,585.24                                    No
114        Golden State Business Park                    14,339.12                                    No
115        PETsMART, Dallas, TX                          14,226.77                                    No
116        The Michigan Building and The Building        12,435.10                                    No
---------------------------------------------------- ------------------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center               11,820.80                                    No
118        Fairground Village                            11,820.22                                    No
119        Elsinore/Staples Store                        12,658.55                                    Yes
---------------------------------------------------- ------------------------------------------------------
120        Puerto Vista Mobile Estates                    9,822.39                                    No
121        Hickory Hollow Shopping Center                 8,955.15                                    No
122        Commercenter Business Park                     9,667.12                                    No
123        San Rafael Business Center                     7,739.52                                    No
124        Desert Sage Apartments                         7,563.72                                    No
---------------------------------------------------- ------------------------------------------------------
125        Garfield Avenue                                7,389.91                                    No



                                                                                      ARD              Crossed
                                                              Lockbox                 Loan              With
ID         Property Name                                        Type (9)             (Y/N)           Other Loans
---------------------------------------------------- -----------------------------------------------------------------
51         Village Shops Plaza                               In Place, Hard (A/B)     Yes                No
---------------------------------------------------- -----------------------------------------------------------------
52         Celebration VII                                   NAP                      No                 No
53         Montecito Apartments                              NAP                      No                 No
54         701 Del Norte                                     NAP                      No                 No
55         Port Royal Village                                NAP                      No                 No
56         Corvallis Apartment Portfolio                     NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
57         Gettysburg Shopping Center                        NAP                      No                 No
58         Capistrano Surf Center                            NAP                      No                 No
59         Ardentech Court                                   NAP                      No                 No
60         L&R Auto Park - Broadway                          NAP                      No                 No
61         Valencia Executive Plaza                          NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
62         CVS Portfolio                                     NAP                      No                 No
62a        CVS Portfolio - Bethlehem
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                             NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
64         Williamsburg Village Shopping Center              In Place, Hard (A/B)     Yes                No
65         Main Street Shopping Center                       NAP                      No                 No
66         Audubon Square                                    NAP                      No                 No
67         Target Shopping Center                            NAP                      No                 No
68         Seville Plaza Shopping Center                     NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
69         Crystal Springs Shopping Center                   NAP                      No                 No
70         Woods at Southlake                                NAP                      No                 No
71         Brookhollow Business Park                         NAP                      No                 No
72         Anna's Vineyard Apartments                        NAP                      No                 No
73         Bullard West Apartments                           NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
74         Hastings Drive                                    NAP                      No                 No
75         Abbey House                                       NAP                      No                 No
76         Railroad Industrial                               NAP                      No                 No
77         West Allen Plaza                                  NAP                      No                 No
78         1 & 3 Marcus Boulevard                            NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
79         Stratford Arms Apartments                         NAP                      No                 No
80         First and Cedar Building                          NAP                      No                 No
81         Shenandoah Square                                 Springing                No                 No
82         Southfield Commerce Center                        NAP                      No                 No
83         Eckerd Drug Portfolio                             NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments                           NAP                      No                 No
85         Hathaway Building                                 NAP                      No                 No
86         Gelb Plaza-Encino                                 NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
87         Bryman Office                                     NAP                      No                 No
88         Braeswood Atrium                                  NAP                      No                 No
89         Westcreek and California Garden Apartments        NAP                      No                 No
90         East Grand Business Center                        NAP                      No                 No
91         Cambridge Square Apartments                       NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
92         Juliet Office Park - Building C & D               In Place, Hard (A/B)     No                 No
93         Otis Spunkmeyer Headquarters                      NAP                      No                 No
94         Burgundy House Apartments                         NAP                      No                 No
95         Golden Estates                                    NAP                      No                 No
96         4350 - 4374 Transport Street                      NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
97         Bedrosian Industrial Building                     NAP                      No                 No
98         Hazel Crest Shopping Center                       NAP                      No                 No
99         High Voltage Breakers Building                    NAP                      No                 No
100        800 South Industry                                NAP                      No                 No
101        South Garfield Avenue                             NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
102        Belvedere Tiburon Office Park                     NAP                      No                 No
103        Heritage Apartments                               NAP                      No                 No
104        West Walnut Street                                NAP                      No                 No
105        Creekstone Duplexes 44                            NAP                      No                 No
106        Buena Park Shopping Center                        NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
107        Sunset Village                                    NAP                      No                 No
108        Tanglewood Apartments                             NAP                      No                 No
109        Chaparral Plaza                                   NAP                      No                 No
110        Villas at the Woodlands Apartments                NAP                      No                 No
111        Creekstone Duplexes 42                            NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
112        Eastowne Plaza II                                 NAP                      No                 No
113        Handy Storage                                     NAP                      No                 No
114        Golden State Business Park                        NAP                      No                 No
115        PETsMART, Dallas, TX                              NAP                      No                 No
116        The Michigan Building and The Building            NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center                   NAP                      No                 No
118        Fairground Village                                NAP                      No                 No
119        Elsinore/Staples Store                            Springing, Hard          No                 No
---------------------------------------------------- -----------------------------------------------------------------
120        Puerto Vista Mobile Estates                       NAP                      No                 No
121        Hickory Hollow Shopping Center                    NAP                      No                 No
122        Commercenter Business Park                        NAP                      No                 No
123        San Rafael Business Center                        NAP                      No                 No
124        Desert Sage Apartments                            NAP                      No                 No
---------------------------------------------------- -----------------------------------------------------------------
125        Garfield Avenue                                   NAP                      No                 No




                                                                           Grace         Payment
ID         Property Name                                   DSCR            Period          Date
---------------------------------------------------- ---------------------------------------------------
51         Village Shops Plaza                               1.29           5            1
---------------------------------------------------- ---------------------------------------------------
52         Celebration VII                                   2.82           5            1
53         Montecito Apartments                              1.45           5            1
54         701 Del Norte                                     1.34           5            1
55         Port Royal Village                                1.40           5            1
56         Corvallis Apartment Portfolio                     1.79           5            1
---------------------------------------------------- ---------------------------------------------------
57         Gettysburg Shopping Center                        1.38           5            1
58         Capistrano Surf Center                            1.41           5            1
59         Ardentech Court                                   1.48           5            1
60         L&R Auto Park - Broadway                          1.38           5            1
61         Valencia Executive Plaza                          1.33           5            1
---------------------------------------------------- ---------------------------------------------------
62         CVS Portfolio                                     1.36           5            1
62a        CVS Portfolio - Bethlehem
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                             1.33           5            1
---------------------------------------------------- ---------------------------------------------------
64         Williamsburg Village Shopping Center              1.65           5            1
65         Main Street Shopping Center                       1.50           5            1
66         Audubon Square                                    1.52           5            1
67         Target Shopping Center                            2.46           5            1
68         Seville Plaza Shopping Center                     1.49           5            1
---------------------------------------------------- ---------------------------------------------------
69         Crystal Springs Shopping Center                   2.40           5            1
70         Woods at Southlake                                1.41           5            1
71         Brookhollow Business Park                         1.35           0            1
72         Anna's Vineyard Apartments                        1.20          10            1
73         Bullard West Apartments                           1.47           5            1
---------------------------------------------------- ---------------------------------------------------
74         Hastings Drive                                    1.31           5            1
75         Abbey House                                       1.45           5            1
76         Railroad Industrial                               1.27           5            1
77         West Allen Plaza                                  1.37           5            1
78         1 & 3 Marcus Boulevard                            1.47           5            1
---------------------------------------------------- ---------------------------------------------------
79         Stratford Arms Apartments                         1.44           5            1
80         First and Cedar Building                          1.42           5            1
81         Shenandoah Square                                 1.33           5            1
82         Southfield Commerce Center                        1.40           5            1
83         Eckerd Drug Portfolio                             2.64           5            1
---------------------------------------------------- ---------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments                           1.56           5            1
85         Hathaway Building                                 1.48           5            1
86         Gelb Plaza-Encino                                 1.48           5            1
---------------------------------------------------- ---------------------------------------------------
87         Bryman Office                                     1.57           5            1
88         Braeswood Atrium                                  1.44           5            1
89         Westcreek and California Garden Apartments        1.43           5            1
90         East Grand Business Center                        1.50           5            1
91         Cambridge Square Apartments                       1.42           5            1
---------------------------------------------------- ---------------------------------------------------
92         Juliet Office Park - Building C & D               1.38           5            1
93         Otis Spunkmeyer Headquarters                      1.56           5            1
94         Burgundy House Apartments                         1.63           5            1
95         Golden Estates                                    1.53           5            1
96         4350 - 4374 Transport Street                      1.58           5            1
---------------------------------------------------- ---------------------------------------------------
97         Bedrosian Industrial Building                     1.26           5            1
98         Hazel Crest Shopping Center                       1.64           5            1
99         High Voltage Breakers Building                    1.66           5            1
100        800 South Industry                                1.28           5            1
101        South Garfield Avenue                             1.32           5            1
---------------------------------------------------- ---------------------------------------------------
102        Belvedere Tiburon Office Park                     1.94           5            1
103        Heritage Apartments                               1.85           5            1
104        West Walnut Street                                1.33           5            1
105        Creekstone Duplexes 44                            1.43           5            1
106        Buena Park Shopping Center                        1.37           5            1
---------------------------------------------------- ---------------------------------------------------
107        Sunset Village                                    1.34           5            1
108        Tanglewood Apartments                             1.43           5            1
109        Chaparral Plaza                                   1.39           5            1
110        Villas at the Woodlands Apartments                1.36           5            1
111        Creekstone Duplexes 42                            1.36           5            1
---------------------------------------------------- ---------------------------------------------------
112        Eastowne Plaza II                                 1.29           5            1
113        Handy Storage                                     2.14           5            1
114        Golden State Business Park                        1.58           5            1
115        PETsMART, Dallas, TX                              1.28           5            1
116        The Michigan Building and The Building            1.57           5            1
---------------------------------------------------- ---------------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center                   1.53           5            1
118        Fairground Village                                1.55           5            1
119        Elsinore/Staples Store                            1.29           5            1
---------------------------------------------------- ---------------------------------------------------
120        Puerto Vista Mobile Estates                       1.67           5            1
121        Hickory Hollow Shopping Center                    1.65           5            1
122        Commercenter Business Park                        1.77           5            1
123        San Rafael Business Center                        2.10           5            1
124        Desert Sage Apartments                            1.43           5            1
---------------------------------------------------- ---------------------------------------------------
125        Garfield Avenue                                   1.60           5            1



                                                                              Cut-Off                LTV
                                                       Appraised             Date LTV             Ratio at
ID         Property Name                                 Value                 Ratio              Maturity
---------------------------------------------------- ------------------------------------------------------------
51         Village Shops Plaza                        8,120,000               70.69%                58.68%
---------------------------------------------------- ------------------------------------------------------------
52         Celebration VII                           10,750,000               53.02%                53.02%
53         Montecito Apartments                       9,200,000               61.47%                49.92%
54         701 Del Norte                              7,500,000               71.86%                63.19%
55         Port Royal Village                         7,150,000               74.70%                66.14%
56         Corvallis Apartment Portfolio              9,030,000               58.52%                51.08%
---------------------------------------------------- ------------------------------------------------------------
57         Gettysburg Shopping Center                 7,900,000               66.36%                46.22%
58         Capistrano Surf Center                     6,600,000               75.60%                66.21%
59         Ardentech Court                            8,800,000               56.64%                45.95%
60         L&R Auto Park - Broadway                   9,050,000               54.96%                50.87%
61         Valencia Executive Plaza                   7,700,000               63.49%                51.21%
---------------------------------------------------- ------------------------------------------------------------
62         CVS Portfolio                              6,250,000               78.20%                69.53%
62a        CVS Portfolio - Bethlehem                  3,000,000
62b        CVS Portfolio - Hellertown                 1,700,000
62c        CVS Portfolio - Lehigh Street              1,550,000
63         Weber Street Building                      6,500,000               74.44%                59.70%
---------------------------------------------------- ------------------------------------------------------------
64         Williamsburg Village Shopping Center       6,600,000               70.39%                57.35%
65         Main Street Shopping Center                6,100,000               70.43%                60.75%
66         Audubon Square                             5,700,000               73.62%                63.85%
67         Target Shopping Center                     8,075,000               51.91%                51.91%
68         Seville Plaza Shopping Center              5,950,000               70.12%                61.96%
---------------------------------------------------- ------------------------------------------------------------
69         Crystal Springs Shopping Center            7,410,000               54.93%                54.93%
70         Woods at Southlake                         5,000,000               77.51%                68.10%
71         Brookhollow Business Park                  6,500,000               58.85%                54.44%
72         Anna's Vineyard Apartments                 5,200,000               72.98%                66.29%
73         Bullard West Apartments                    5,350,000               70.87%                61.75%
---------------------------------------------------- ------------------------------------------------------------
74         Hastings Drive                             4,800,000               77.98%                69.04%
75         Abbey House                                4,650,000               79.45%                75.27%
76         Railroad Industrial                        4,850,000               74.13%                65.35%
77         West Allen Plaza                           4,900,000               72.26%                63.97%
78         1 & 3 Marcus Boulevard                     5,900,000               59.06%                47.83%
---------------------------------------------------- ------------------------------------------------------------
79         Stratford Arms Apartments                  4,400,000               77.91%                68.46%
80         First and Cedar Building                   7,600,000               43.75%                 0.00%
81         Shenandoah Square                          4,500,000               69.50%                61.94%
82         Southfield Commerce Center                 4,250,000               73.08%                62.31%
83         Eckerd Drug Portfolio                      6,015,000               51.24%                51.24%
---------------------------------------------------- ------------------------------------------------------------
83a        Eckerd Drug - Spartanburg                  3,000,000
83b        Eckerd Drug - Greenville                   3,015,000
84         Heather Glen Apartments                    4,000,000               74.93%                64.76%
85         Hathaway Building                          4,175,000               71.69%                57.65%
86         Gelb Plaza-Encino                          5,100,000               58.47%                48.21%
---------------------------------------------------- ------------------------------------------------------------
87         Bryman Office                              5,200,000               57.27%                39.59%
88         Braeswood Atrium                           4,000,000               73.79%                64.85%
89         Westcreek and California Garden Apartments 3,900,000               74.26%                64.65%
90         East Grand Business Center                 6,625,000               42.73%                30.09%
91         Cambridge Square Apartments                3,900,000               71.91%                58.39%
---------------------------------------------------- ------------------------------------------------------------
92         Juliet Office Park - Building C & D        4,100,000               67.91%                60.46%
93         Otis Spunkmeyer Headquarters               5,340,000               51.38%                41.32%
94         Burgundy House Apartments                  5,750,000               47.60%                38.56%
95         Golden Estates                             5,000,000               54.65%                44.67%
96         4350 - 4374 Transport Street               4,200,000               60.15%                52.38%
---------------------------------------------------- ------------------------------------------------------------
97         Bedrosian Industrial Building              3,490,000               70.06%                47.43%
98         Hazel Crest Shopping Center                4,000,000               58.93%                48.24%
99         High Voltage Breakers Building             5,400,000               43.42%                35.19%
100        800 South Industry                         3,400,000               67.57%                55.67%
101        South Garfield Avenue                      3,400,000               67.40%                64.69%
---------------------------------------------------- ------------------------------------------------------------
102        Belvedere Tiburon Office Park              5,060,000               44.34%                39.02%
103        Heritage Apartments                        4,350,000               50.91%                41.24%
104        West Walnut Street                         3,230,000               67.56%                64.84%
105        Creekstone Duplexes 44                     2,725,000               79.70%                69.46%
106        Buena Park Shopping Center                 3,000,000               71.45%                63.76%
----------------------------------------------------  -----------------------------------------------------------
107        Sunset Village                             3,220,000               66.46%                55.13%
108        Tanglewood Apartments                      3,900,000               54.50%                44.15%
109        Chaparral Plaza                            2,950,000               71.69%                66.94%
110        Villas at the Woodlands Apartments         2,600,000               79.74%                70.57%
111        Creekstone Duplexes 42                     2,600,000               79.62%                63.53%
---------------------------------------------------- ------------------------------------------------------------
112        Eastowne Plaza II                          2,700,000               74.91%                60.86%
113        Handy Storage                              3,700,000               53.56%                43.80%
114        Golden State Business Park                 3,180,000               61.70%                50.29%
115        PETsMART, Dallas, TX                       2,760,000               64.99%                45.04%
116        The Michigan Building and The Building     3,300,000               52.04%                42.22%
---------------------------------------------------- ------------------------------------------------------------
116a       The Michigan Building                      1,750,000
116b       The V Building                             1,550,000
117        Brentwood House Shopping Center            3,400,000               48.45%                43.22%
118        Fairground Village                         2,600,000               63.18%                51.15%
119        Elsinore/Staples Store                     2,200,000               74.56%                61.87%
---------------------------------------------------- -------------------------------------------------------------
120        Puerto Vista Mobile Estates                2,400,000               56.69%                45.93%
121        Hickory Hollow Shopping Center             2,200,000               56.72%                50.61%
122        Commercenter Business Park                 3,200,000               37.31%                26.14%
123        San Rafael Business Center                 3,223,000               34.09%                27.34%
124        Desert Sage Apartments                     1,590,000               69.00%                60.96%
---------------------------------------------------- ------------------------------------------------------------
125        Garfield Avenue                            1,610,000               61.79%                50.61%








ID         Property Name                             Address                             City
---------------------------------------------------- ------------------------------------------------------
continued . . . .
51         Village Shops Plaza                       7900-7990 Pines Boulevard           Pembroke Pines
---------------------------------------------------- ------------------------------------------------------
52         Celebration VII                           210 Celebration Road                Celebration
53         Montecito Apartments                      835 West Avenue L                   Lancaster
54         701 Del Norte                             701 Del Norte Boulevard             Oxnard
55         Port Royal Village                        485 Patterson Lane                  Belle Vernon
56         Corvallis Apartment Portfolio             2310 - 2480 NW Rolling Green Dr.    Corvallis
---------------------------------------------------- ------------------------------------------------------
57         Gettysburg Shopping Center                3102 E. Gettysburg Ave. and
                                                       4590 N. First Street              Fresno
58         Capistrano Surf Center                    34700 Coast Highway                 Dana Point
59         Ardentech Court                           34790 Ardenwood Court               Fremont
60         L&R Auto Park - Broadway                  914-48 S. Brdwy, 917-951
                                                       S. Main St., 114-18 W. 9          Los Angeles
61         Valencia Executive Plaza                  27201 Tourney Road                  Santa Clarita
---------------------------------------------------- ------------------------------------------------------
62         CVS Portfolio                             Various                             Various
62a        CVS Portfolio - Bethlehem                 327 Woodlawn Avenue                 Bethlehem
62b        CVS Portfolio - Hellertown                1330-1334 Main Street               Hellertown
62c        CVS Portfolio - Lehigh Street             1802 Lehigh Street                  Allentown
63         Weber Street Building                     24 South Weber Street               Colorado Springs
---------------------------------------------------- ------------------------------------------------------
64         Williamsburg Village Shopping Center      3010 Williams Drive                 Georgetown
65         Main Street Shopping Center               1150-1190 South Main Street         Salinas
66         Audubon Square                            Corner of Trooper and Egypt Road    Providence
67         Target Shopping Center                    10204 Two Notch Road                Columbia
68         Seville Plaza Shopping Center             1701 and 1905 West Thomas Street    Hammond
---------------------------------------------------- ------------------------------------------------------
69         Crystal Springs Shopping Center           6760 W. Gulf to Lake Highway        Crystal River
70         Woods at Southlake                        850 Mount Zion Road                 Jonesboro
71         Brookhollow Business Park                 23121 Antonio Parkway               Rancho Santa Margarita
72         Anna's Vineyard Apartments                6095 Anna's Lane                    Portage
73         Bullard West Apartments                   6057 North Polk Avenue              Fresno
---------------------------------------------------- ------------------------------------------------------
74         Hastings Drive                            351 - 355 Hastings Drive            Buffalo Grove
75         Abbey House                               450 Dommino Lane                    Philadelphia
76         Railroad Industrial                       18451 - 18467 Railroad Street       City of Industry
77         West Allen Plaza                          19555 West Road                     Woodhaven
78         1 & 3 Marcus Boulevard                    1 & 3 Marcus Boulevard              Colonie
---------------------------------------------------- ------------------------------------------------------
79         Stratford Arms Apartments                 417 Valley Hill Road                Riverdale
80         First and Cedar Building                  2701 First Avenue                   Seattle
81         Shenandoah Square                         1009-1037 South Main Street         Woodstock
82         Southfield Commerce Center                20978-21084 and
                                                       21118-21186 Bridge Street         Southfield
83         Eckerd Drug Portfolio                     Various                             Various
---------------------------------------------------- ------------------------------------------------------
83a        Eckerd Drug - Spartanburg                 780 North Pine Street               Spartanburg
83b        Eckerd Drug - Greenville                  6201 Augusta Road                   Greensville
84         Heather Glen Apartments                   1650 West Chester Pike              Westtown
85         Hathaway Building                         7120 Hayvenhurst Ave.               Van Nuys
86         Gelb Plaza-Encino                         17547 Ventura Boulevard             Encino
---------------------------------------------------- ------------------------------------------------------
87         Bryman Office                             2250 W. Peoria Avenue               Phoenix
88         Braeswood Atrium                          8800 South Braeswood Boulevard      Houston
89         Westcreek and California
             Garden Apartments                       7960 103rd Street,
                                                       5601 California St                Jacksonville
90         East Grand Business Center                415 East Grand Avenue               San Francisco
91         Cambridge Square Apartments               3901-3953 Dale Road                 Modesto
---------------------------------------------------- ------------------------------------------------------
92         Juliet Office Park - Building C & D       8275 & 8335 West Flamingo Road      Las Vegas
93         Otis Spunkmeyer Headquarters              14420-14490 Catalina Street         San Leandro
94         Burgundy House Apartments                 2901 East Stewart Drive             Visalia
95         Golden Estates                            2390 Fairburn Road                  Douglasville
96         4350 - 4374 Transport Street              4350 - 4374 Transport Street        Ventura
---------------------------------------------------- ------------------------------------------------------
97         Bedrosian Industrial Building             4055 & 4065 Grass Valley Highway    Auburn
98         Hazel Crest Shopping Center               17500 South Kedzie Avenue           Hazel Crest
99         High Voltage Breakers Building            7250 McGinnis Ferry Road            Suwanee
100        800 South Industry                        800 South Industry Way              Meridian
101        South Garfield Avenue                     2011 South Garfield Avenue          Commerce
---------------------------------------------------- ------------------------------------------------------
102        Belvedere Tiburon Office Park             1100, 1110 & 1120 Mar West Street   Tiburon
103        Heritage Apartments                       1169 Beverly Drive                  Lemoore
104        West Walnut Street                        1100 West Walnut Street             Compton
105        Creekstone Duplexes 44                    Creekstone Drive at Boley Drive     Athens
106        Buena Park Shopping Center                8030 & 8060 Dale Street             Buena Park
---------------------------------------------------- ------------------------------------------------------
107        Sunset Village                            3302-3330 E. Thousand Oaks Blvd.    Thousand Oaks
108        Tanglewood Apartments                     265 East Hanford Armona Road        Lemoore
109        Chaparral Plaza                           2608 & 2616 Long Prairie Road       Flower Mound
110        Villas at the Woodlands Apartments        7225 Crane Avenue                   Jacksonville
111        Creekstone Duplexes 42                    Creekstone Drive at Boley Drive     Athens
---------------------------------------------------- ------------------------------------------------------
112        Eastowne Plaza II                         1949 Tiffin Avenue                  Findlay
113        Handy Storage                             420 Stirling Road                   Dania Beach
114        Golden State Business Park                4169-4239 N. Golden State
                                                       Boulevard, 4186 W. Swift and
                                                       4273 W. Richert Avenue            Fresno
115        PETsMART, Dallas, TX                      2964 Wheatland Road                 Dallas
116        The Michigan Building and The Building    Various                             Various
---------------------------------------------------- ------------------------------------------------------
116a       The Michigan Building                     515 S. Michigan St.                 Seattle
116b       The V Building                            5501 6th Avenue South               Seattle
117        Brentwood House Shopping Center           127 Brentwood Road                  Brentwood
118        Fairground Village                        5040 Fairground Avenue              Milton
119        Elsinore/Staples Store                    5835 York Road                      Baltimore
---------------------------------------------------- ------------------------------------------------------
120        Puerto Vista Mobile Estates               538 Puerto Vista Drive              Coos Bay
121        Hickory Hollow Shopping Center            5251 Hickory Hollow Parkway         Nashville
122        Commercenter Business Park                1820-1840 Commercenter Circle       San Bernardino
123        San Rafael Business Center                3060 Kerner Boulevard               San Rafael
124        Desert Sage Apartments                    3950 E. Blacklidge Drive            Tucson
---------------------------------------------------- ------------------------------------------------------
125        Garfield Avenue                           16312 Garfield Avenue               Paramount





ID         Property Name                                     State           Zip Code            Built
---------------------------------------------------- ---------------------------------------------------------
continued . . . .
51         Village Shops Plaza                                FL               33024              1986
---------------------------------------------------- ---------------------------------------------------------
52         Celebration VII                                    FL               34747              1995
53         Montecito Apartments                               CA               93534              1986
54         701 Del Norte                                      CA               93030              2000
55         Port Royal Village                                 PA               15012              1972
56         Corvallis Apartment Portfolio                      OR               97330           1976-1978
---------------------------------------------------- ---------------------------------------------------------
57         Gettysburg Shopping Center                         CA               93726              1991
58         Capistrano Surf Center                             CA               92624              1984
59         Ardentech Court                                    CA               94555              1998
60         L&R Auto Park - Broadway                           CA               90015              1960
61         Valencia Executive Plaza                           CA               91355              1986
---------------------------------------------------- ---------------------------------------------------------
62         CVS Portfolio                                      PA              Various             1996
62a        CVS Portfolio - Bethlehem                          PA               18018              1996
62b        CVS Portfolio - Hellertown                         PA               18055              1996
62c        CVS Portfolio - Lehigh Street                      PA               18013              1996
63         Weber Street Building                              CO               80903              2000
---------------------------------------------------- ---------------------------------------------------------
64         Williamsburg Village Shopping Center               TX               78628              1986
65         Main Street Shopping Center                        CA               93901              1977
66         Audubon Square                                     PA               17560              2001
67         Target Shopping Center                             SC               28546              2001
68         Seville Plaza Shopping Center                      LA               70401              1984
---------------------------------------------------- ---------------------------------------------------------
69         Crystal Springs Shopping Center                    FL               34429              2001
70         Woods at Southlake                                 GA               30236              1968
71         Brookhollow Business Park                          CA               92688              1998
72         Anna's Vineyard Apartments                         MI               49002              1996
73         Bullard West Apartments                            CA               93722              2001
---------------------------------------------------- ---------------------------------------------------------
74         Hastings Drive                                     IL               60089              1998
75         Abbey House                                        PA               19128              1963
76         Railroad Industrial                                CA               91748              1978
77         West Allen Plaza                                   MI               48183              2001
78         1 & 3 Marcus Boulevard                             NY               12205              1990
---------------------------------------------------- ---------------------------------------------------------
79         Stratford Arms Apartments                          GA               30274              1969
80         First and Cedar Building                           WA               98121              1974
81         Shenandoah Square                                  VA               22664              1986
82         Southfield Commerce Center                         MI               48037              1973
83         Eckerd Drug Portfolio                              SC              Various             2000
---------------------------------------------------- ---------------------------------------------------------
83a        Eckerd Drug - Spartanburg                          SC               29303              2000
83b        Eckerd Drug - Greenville                           SC               29605              2000
84         Heather Glen Apartments                            PA               19380              1962
85         Hathaway Building                                  CA               91406              1968
86         Gelb Plaza-Encino                                  CA               91316              1987
---------------------------------------------------- ---------------------------------------------------------
87         Bryman Office                                      AZ               85029              1955
88         Braeswood Atrium                                   TX               77031              1983
89         Westcreek and California Garden Apartments         FL               32210              1985
90         East Grand Business Center                         CA               94080              1980
91         Cambridge Square Apartments                        CA               95356              1987
---------------------------------------------------- ---------------------------------------------------------
92         Juliet Office Park - Building C & D                NV               89147              2001
93         Otis Spunkmeyer Headquarters                       CA               94577              1980
94         Burgundy House Apartments                          CA               93292              1986
95         Golden Estates                                     GA               30135              1978
96         4350 - 4374 Transport Street                       CA               93003              1979
---------------------------------------------------- ---------------------------------------------------------
97         Bedrosian Industrial Building                      CA               95602              1991
98         Hazel Crest Shopping Center                        IL               60429              1974
99         High Voltage Breakers Building                     GA               30024              1996
100        800 South Industry                                 ID               83642              2000
101        South Garfield Avenue                              CA               90040              1955
---------------------------------------------------- ---------------------------------------------------------
102        Belvedere Tiburon Office Park                      CA               94920              1983
103        Heritage Apartments                                CA               93245              1983
104        West Walnut Street                                 CA               90220              1969
105        Creekstone Duplexes 44                             GA               30601              2001
106        Buena Park Shopping Center                         CA               90620              1961
---------------------------------------------------- ---------------------------------------------------------
107        Sunset Village                                     CA               91362             1960's
108        Tanglewood Apartments                              CA               93245              1981
109        Chaparral Plaza                                    TX               75028              2000
110        Villas at the Woodlands Apartments                 FL               32216              1984
111        Creekstone Duplexes 42                             GA               30601              2001
---------------------------------------------------- ---------------------------------------------------------
112        Eastowne Plaza II                                  OH               45840              2001
113        Handy Storage                                      FL               33004              1997
114        Golden State Business Park                         CA               93722              1991
115        PETsMART, Dallas, TX                               TX               75237              1999
116        The Michigan Building and The Building           Various           Various           Various
---------------------------------------------------- ---------------------------------------------------------
116a       The Michigan Building                              WA               98108              1967
116b       The V Building                                     WA               98108              1976
117        Brentwood House Shopping Center                    TN               37027              1971
118        Fairground Village                                 NY               12547           1999-2002
119        Elsinore/Staples Store                             MD               21212              1991
---------------------------------------------------- ---------------------------------------------------------
120        Puerto Vista Mobile Estates                        OR               97420              1971
121        Hickory Hollow Shopping Center                     TN               37013              1986
122        Commercenter Business Park                         CA               92408              1986
123        San Rafael Business Center                         CA               94901              1977
124        Desert Sage Apartments                             AZ               85712              1982
---------------------------------------------------- ---------------------------------------------------------
125        Garfield Avenue                                    CA               90723              1966



                                                                       Net            Units         Loan per Net
                                                         Year       Rentable           of           Rentable Area
ID         Property Name                              Renovated   Area SF/Units      Measure          SF/Units
---------------------------------------------------- ---------------------------------------------------------------
continued . . . .
51         Village Shops Plaza                         1992        88,439            Sq.Ft.                64.91
---------------------------------------------------- ---------------------------------------------------------------
52         Celebration VII                                         68,566            Sq.Ft.                83.13
53         Montecito Apartments                        2001           192            Units             29,455.14
54         701 Del Norte                                          125,433            Sq.Ft.                42.96
55         Port Royal Village                          1999           388            Pads              13,765.19
56         Corvallis Apartment Portfolio                              212            Units             24,924.43
---------------------------------------------------- ---------------------------------------------------------------
57         Gettysburg Shopping Center                              93,840            Sq.Ft                 55.87
58         Capistrano Surf Center                                  34,681            Sq.Ft.               143.87
59         Ardentech Court                                         55,588            Sq.Ft                 89.66
60         L&R Auto Park - Broadway                                106,529           Sq.Ft.                46.69
61         Valencia Executive Plaza                                46,625            Sq.Ft.               104.86
---------------------------------------------------- ---------------------------------------------------------------
62         CVS Portfolio                                           36,300            Sq.Ft.               134.65
62a        CVS Portfolio - Bethlehem                               16,300            Sq.Ft.               152.99
62b        CVS Portfolio - Hellertown                              10,000            Sq.Ft.               124.69
62c        CVS Portfolio - Lehigh Street                           10,000            Sq.Ft.               114.71
63         Weber Street Building                                   46,600            Sq.Ft.               103.84
---------------------------------------------------- ---------------------------------------------------------------
64         Williamsburg Village Shopping Center        1998       106,403            Sq.Ft.                43.66
65         Main Street Shopping Center                             51,055            Sq.Ft                 84.15
66         Audubon Square                                          20,441            Sq.Ft.               205.29
67         Target Shopping Center                                  79,253            Sq.Ft.                52.89
68         Seville Plaza Shopping Center               2000        130,771           Sq.Ft.                31.90
---------------------------------------------------- ---------------------------------------------------------------
69         Crystal Springs Shopping Center                         67,001            Sq.Ft.                60.75
70         Woods at Southlake                          2000           120            Units             32,294.99
71         Brookhollow Business Park                               46,284            Sq.Ft.                82.65
72         Anna's Vineyard Apartments                                 144            Units             26,352.48
73         Bullard West Apartments                                     64            Units             59,244.89
---------------------------------------------------- ---------------------------------------------------------------
74         Hastings Drive                                          68,735            Sq.Ft.                54.46
75         Abbey House                                                 96            Units             38,483.08
76         Railroad Industrial                                     76,180            Sq.Ft.                47.19
77         West Allen Plaza                                        25,842            Sq.Ft.               137.01
78         1 & 3 Marcus Boulevard                                  62,614            Sq.Ft.                55.65
---------------------------------------------------- ---------------------------------------------------------------
79         Stratford Arms Apartments                   1995           100            Units             34,282.38
80         First and Cedar Building                    2000        45,408            Sq.Ft.                73.22
81         Shenandoah Square                           1998        83,845            Sq.Ft.                37.30
82         Southfield Commerce Center                              97,030            Sq.Ft.                32.01
83         Eckerd Drug Portfolio                                   21,816            Sq.Ft.               141.27
---------------------------------------------------- ---------------------------------------------------------------
83a        Eckerd Drug - Spartanburg                               10,908            Sq.Ft.               141.33
83b        Eckerd Drug - Greenville                                10,908            Sq.Ft.               141.22
84         Heather Glen Apartments                     2002            81            Units             37,004.01
85         Hathaway Building                           1987        48,245            Sq.Ft                 62.04
86         Gelb Plaza-Encino                                       33,433            Sq.Ft                 89.19
---------------------------------------------------- ---------------------------------------------------------------
87         Bryman Office                               2000-2001   72,072            Sq.Ft                 41.32
88         Braeswood Atrium                            1990           122            Units             24,193.59
89         Westcreek and California Garden Apartments  1987           157            Units             18,445.91
90         East Grand Business Center                  2001        51,900            Sq.Ft.                54.54
91         Cambridge Square Apartments                                 77            Units             36,423.99
---------------------------------------------------- ---------------------------------------------------------------
92         Juliet Office Park - Building C & D                     23,944            Sq.Ft.               116.29
93         Otis Spunkmeyer Headquarters                1999        90,725            Sq.Ft                 30.24
94         Burgundy House Apartments                                  133            Units             20,580.57
95         Golden Estates                              1995           235            Units             11,626.83
96         4350 - 4374 Transport Street                            64,650            Sq.Ft.                39.07
---------------------------------------------------- ---------------------------------------------------------------
97         Bedrosian Industrial Building                           45,778            Sq.Ft.                53.41
98         Hazel Crest Shopping Center                             83,800            Sq.Ft.                28.13
99         High Voltage Breakers Building                          70,600            Sq.Ft                 33.21
100        800 South Industry                                      39,450            Sq.Ft.                58.24
101        South Garfield Avenue                                   65,531            Sq.Ft                 34.97
---------------------------------------------------- ---------------------------------------------------------------
102        Belvedere Tiburon Office Park                           17,730            Sq.Ft.               126.55
103        Heritage Apartments                                        144            Units             15,380.56
104        West Walnut Street                          1999        60,200            Sq.Ft                 36.25
105        Creekstone Duplexes 44                                      44            Units             49,357.57
106        Buena Park Shopping Center                  1994        44,110            Sq.Ft.                48.60
---------------------------------------------------- ---------------------------------------------------------------
107        Sunset Village                              2001        13,178            Sq. Ft                162.38
108        Tanglewood Apartments                                      132            Units             16,101.62
109        Chaparral Plaza                                         19,720            Sq.Ft                107.24
110        Villas at the Woodlands Apartments          2001            64            Units             32,394.65
111        Creekstone Duplexes 42                                      42            Units             49,286.84
---------------------------------------------------- ---------------------------------------------------------------
112        Eastowne Plaza II                                       23,251            Sq.Ft.                86.99
113        Handy Storage                                              601            Units              3,297.37
114        Golden State Business Park                              55,321            Sq.Ft                 35.47
115        PETsMART, Dallas, TX                                    26,040            Sq.Ft                 68.88
116        The Michigan Building and The Building                  31,356            Sq.Ft.                54.77
---------------------------------------------------- ---------------------------------------------------------------
116a       The Michigan Building                                   18,480            Sq.Ft.
116b       The V Building                                          12,876            Sq.Ft.
117        Brentwood House Shopping Center                         23,590            Sq.Ft                 69.83
118        Fairground Village                                          60            Units             27,377.21
119        Elsinore/Staples Store                                  17,176            Sq.Ft                 95.51
---------------------------------------------------- ---------------------------------------------------------------
120        Puerto Vista Mobile Estates                                135            Units             10,078.70
121        Hickory Hollow Shopping Center                          16,360            Sq.Ft                 76.28
122        Commercenter Business Park                              50,517            Sq.Ft                 23.63
123        San Rafael Business Center                  2001        25,746            Sq.Ft                 42.67
124        Desert Sage Apartments                                      64            Units             17,141.29
---------------------------------------------------- ---------------------------------------------------------------
125        Garfield Avenue                             2000        25,048            Sq.Ft                 39.72



                                                              Prepayment                 Third
                                                              Provisions              Most Recent
ID         Property Name                                    (# of payments)               NOI
---------------------------------------------------- -------------------------------------------------
continued . . . .
51         Village Shops Plaza                       LO(35)/Defeasance(81)/Open(4)      851,995
---------------------------------------------------- -------------------------------------------------
52         Celebration VII                           LO(35)/Yield Maintenance(23)/Open(2)
53         Montecito Apartments                      LO(32)/Defeasance(84)/Open(4)      726,656
54         701 Del Norte                             LO(28)/Defeasance(88)/Open(4)
55         Port Royal Village                        LO(31)/Defeasance(85)/Open(4)      656,456
56         Corvallis Apartment Portfolio             LO(35)/Defeasance(81)/Open(4)      730,254
---------------------------------------------------- -------------------------------------------------
57         Gettysburg Shopping Center                LO(35)/Defeasance(78)/Open(7)      909,162
58         Capistrano Surf Center                    LO(47)/Defeasance(72)/Open(1)      533,079
59         Ardentech Court                           LO(36)/Flex(77)/Open(7)            764,314
60         L&R Auto Park - Broadway                  LO(47)/Defeasance(12)/Open(1)
61         Valencia Executive Plaza                  LO(27)/Defeasance(89)/Open(4)      571,537
---------------------------------------------------- -------------------------------------------------
62         CVS Portfolio                             LO(47)/Defeasance(72)/Open(1)      266,692
62a        CVS Portfolio - Bethlehem                                                    266,692
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                     LO(49)/Grtr1% Or YM(64)/Open(7)
---------------------------------------------------- -------------------------------------------------
64         Williamsburg Village Shopping Center      LO(35)/Defeasance(80)/Open(5)
65         Main Street Shopping Center               LO(35)/Defeasance(81)/Open(4)      517,920
66         Audubon Square                            LO(47)/Defeasance(72)/Open(1)
67         Target Shopping Center                    LO(35)/Yield Maintenance(47)/Open(2)
68         Seville Plaza Shopping Center             LO(34)/Defeasance(81)/Open(5)      443,502
---------------------------------------------------- -------------------------------------------------
69         Crystal Springs Shopping Center           LO(35)/Yield Maintenance(47)/Open(2)
70         Woods at Southlake                        LO(49)/Defeasance(67)/Open(4)      475,691
71         Brookhollow Business Park                 LO(25)/Grtr1% Or YM(55)/Open(4)
72         Anna's Vineyard Apartments                LO(26)/Defeasance(78)/Open(4)      385,986
73         Bullard West Apartments                   LO(35)/Defeasance(81)/Open(4)
---------------------------------------------------- -------------------------------------------------
74         Hastings Drive                            LO(28)/Defeasance(88)/Open(4)
75         Abbey House                               LO(26)/Defeasance(33)/Open(1)
76         Railroad Industrial                       LO(27)/Defeasance(89)/Open(4)      418,258
77         West Allen Plaza                          LO(29)/Defeasance(87)/Open(4)
78         1 & 3 Marcus Boulevard                    LO(29)/Defeasance(87)/Open(4)      511,109
---------------------------------------------------- -------------------------------------------------
79         Stratford Arms Apartments                 LO(49)/Defeasance(67)/Open(4)      439,768
80         First and Cedar Building                  LO(49)/Grtr1% Or YM(124)/Open(7)   756,170
81         Shenandoah Square                         LO(29)/Defeasance(87)/Open(4)      462,584
82         Southfield Commerce Center                LO(32)/Defeasance(84)/Open(4)      408,860
83         Eckerd Drug Portfolio                     LO(35)/Yield Maintenance(47)/Open(2)
---------------------------------------------------- -------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments                   LO(26)/Defeasance(89)/Open(5)      355,482
85         Hathaway Building                         LO(35)/Defeasance(81)/Open(4)
86         Gelb Plaza-Encino                         LO(36)/Defeasance(80)/Open(4)      468,833
---------------------------------------------------- -------------------------------------------------
87         Bryman Office                             LO(35)/Defeasance(81)/Open(4)
88         Braeswood Atrium                          LO(29)/Defeasance(87)/Open(4)
89         Westcreek and California Garden ApartmentsLO(29)/Defeasance(87)/Open(4)      375,271
90         East Grand Business Center                LO(29)/Defeasance(87)/Open(4)      531,274
91         Cambridge Square Apartments               LO(35)/Defeasance(81)/Open(4)      374,102
---------------------------------------------------- -------------------------------------------------
92         Juliet Office Park - Building C & D       LO(33)/Defeasance(83)/Open(4)
93         Otis Spunkmeyer Headquarters              LO(35)/Defeasance(81)/Open(4)
94         Burgundy House Apartments                 LO(35)/Defeasance(78)/Open(7)      352,483
95         Golden Estates                            LO(36)/Defeasance(80)/Open(4)      320,768
96         4350 - 4374 Transport Street              LO(49)/Grtr1% Or YM(67)/Open(4)    399,895
---------------------------------------------------- -------------------------------------------------
97         Bedrosian Industrial Building             LO(26)/Defeasance(87)/Open(7)      291,006
98         Hazel Crest Shopping Center               LO(32)/Defeasance(84)/Open(4)      330,264
99         High Voltage Breakers Building            LO(35)/Defeasance(81)/Open(4)      487,920
100        800 South Industry                        LO(53)/Grtr1% Or YM(65)/Open(4)     61,718
101        South Garfield Avenue                     LO(35)/Defeasance(21)/Open(4)      279,915
---------------------------------------------------- -------------------------------------------------
102        Belvedere Tiburon Office Park             LO(29)/Defeasance(87)/Open(4)      445,084
103        Heritage Apartments                       LO(35)/Defeasance(78)/Open(7)      365,858
104        West Walnut Street                        LO(35)/Defeasance(21)/Open(4)      209,995
105        Creekstone Duplexes 44                    LO(47)/Defeasance(72)/Open(1)
106        Buena Park Shopping Center                LO(47)/Defeasance(72)/Open(1)      259,631
---------------------------------------------------- -------------------------------------------------
107        Sunset Village                            LO(35)/Flex(81)/Open(4)
108        Tanglewood Apartments                     LO(35)/Defeasance(78)/Open(7)      217,622
109        Chaparral Plaza                           LO(35)/Defeasance(21)/Open(4)
110        Villas at the Woodlands Apartments        LO(30)/Defeasance(86)/Open(4)      223,661
111        Creekstone Duplexes 42                    LO(47)/Defeasance(72)/Open(1)
---------------------------------------------------- -------------------------------------------------
112        Eastowne Plaza II                         LO(26)/Defeasance(90)/Open(4)
113        Handy Storage                             LO(33)/Defeasance(83)/Open(4)      364,773
114        Golden State Business Park                LO(35)/Defeasance(81)/Open(4)             65,583
115        PETsMART, Dallas, TX                      LO(35)/Defeasance(81)/Open(4)
116        The Michigan Building and The Building    LO(61)/Grtr1% Or YM(55)/Open(4)    270,606
---------------------------------------------------- -------------------------------------------------
116a       The Michigan Building                                                        150,220
116b       The V Building                                                               120,386
117        Brentwood House Shopping Center           LO(35)/Defeasance(81)/Open(4)      276,540
118        Fairground Village                        LO(35)/Defeasance(81)/Open(4)
119        Elsinore/Staples Store                    LO(35)/Defeasance(81)/Open(4)      311,237
---------------------------------------------------- -------------------------------------------------
120        Puerto Vista Mobile Estates               LO(35)/Defeasance(81)/Open(4)      216,967
121        Hickory Hollow Shopping Center            LO(35)/Defeasance(81)/Open(4)      202,130
122        Commercenter Business Park                LO(36)/Defeasance(80)/Open(4)      258,622
123        San Rafael Business Center                LO(35)/Flex(81)/Open(4)            201,228
124        Desert Sage Apartments                    LO(35)/Defeasance(81)/Open(4)      124,034
---------------------------------------------------- -------------------------------------------------
125        Garfield Avenue                           LO(35)/Defeasance(81)/Open(4)



                                                       Third Most        Second       Second Most
                                                       Recent NOI     Most Recent      Recent NOI
ID         Property Name                                  Date            NOI             Date
---------------------------------------------------- ------------------------------------------------------
continued . . . .
51         Village Shops Plaza                          12/31/2000       858,129       12/31/2001
---------------------------------------------------- ------------------------------------------------------
52         Celebration VII
53         Montecito Apartments                         12/31/2000       858,983       12/31/2001
54         701 Del Norte                                                 520,606       12/31/2001
55         Port Royal Village                           12/31/2000       608,410       12/31/2001
56         Corvallis Apartment Portfolio                12/31/1999       770,085       12/31/2000
---------------------------------------------------- ------------------------------------------------------
57         Gettysburg Shopping Center                   12/31/1999       813,557       12/31/2000
58         Capistrano Surf Center                       12/31/1999       572,664       12/31/2000
59         Ardentech Court                              12/31/1999       826,499       12/31/2000
60         L&R Auto Park - Broadway                                      608,399    Annualized 12/01
61         Valencia Executive Plaza                     12/31/2000       758,963       12/31/2001
---------------------------------------------------- ------------------------------------------------------
62         CVS Portfolio                                12/31/1999       266,692       12/31/2000
62a        CVS Portfolio - Bethlehem                    12/31/1999       266,692       12/31/2000
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                                         162,207       12/31/2000
---------------------------------------------------- ------------------------------------------------------
64         Williamsburg Village Shopping Center                          743,062       12/31/2001
65         Main Street Shopping Center                  12/31/1999       500,191       12/31/2000
66         Audubon Square
67         Target Shopping Center
68         Seville Plaza Shopping Center                12/31/2000       671,802       12/31/2001
---------------------------------------------------- ------------------------------------------------------
69         Crystal Springs Shopping Center
70         Woods at Southlake                           12/31/2000       495,063       12/31/2001
71         Brookhollow Business Park
72         Anna's Vineyard Apartments                   12/31/2000       315,090       12/31/2001
73         Bullard West Apartments
---------------------------------------------------- ------------------------------------------------------
74         Hastings Drive                                                255,170       12/31/2001
75         Abbey House                                                   383,272       12/31/2000
76         Railroad Industrial                          12/31/2000       410,306       12/31/2001
77         West Allen Plaza
78         1 & 3 Marcus Boulevard                       12/31/2000       530,066       9/30/2001
---------------------------------------------------- ------------------------------------------------------
79         Stratford Arms Apartments                    12/31/2000       470,500       12/31/2001
80         First and Cedar Building                     12/31/2000       816,780       12/31/2001
81         Shenandoah Square                            12/31/2000       469,965       12/31/2001
82         Southfield Commerce Center                   12/31/2000       446,828       12/31/2001
83         Eckerd Drug Portfolio                                         263,614       12/31/2000
---------------------------------------------------- ------------------------------------------------------
83a        Eckerd Drug - Spartanburg                                     263,614       12/31/2000
83b        Eckerd Drug - Greenville                                      263,614       12/31/2000
84         Heather Glen Apartments                      12/31/2000       392,221       12/31/2001
85         Hathaway Building                                             459,744       12/31/2000
86         Gelb Plaza-Encino                            12/31/1999       436,031       12/31/2000
---------------------------------------------------- ------------------------------------------------------
87         Bryman Office
88         Braeswood Atrium                                              172,364       12/20/2001
89         Westcreek and California Garden Apartments   12/31/1999       386,816       12/31/2000
90         East Grand Business Center                   12/31/2000       775,198       12/31/2001
91         Cambridge Square Apartments                  12/31/1999       365,391       12/31/2000
---------------------------------------------------- ------------------------------------------------------
92         Juliet Office Park - Building C & D
93         Otis Spunkmeyer Headquarters                                  454,609       12/31/2000
94         Burgundy House Apartments                    12/31/1999       419,754       12/31/2000
95         Golden Estates                                4/30/2000       311,905       4/30/2001
96         4350 - 4374 Transport Street                 12/31/1999       374,477       12/31/2000
---------------------------------------------------- ------------------------------------------------------
97         Bedrosian Industrial Building                12/31/2000       304,119       12/31/2001
98         Hazel Crest Shopping Center                  12/31/2000       334,775       12/31/2001
99         High Voltage Breakers Building               12/31/1999       508,420       12/31/2000
100        800 South Industry                           12/31/2000       187,573       12/31/2001
101        South Garfield Avenue                        12/31/1999       229,427       12/31/2000
---------------------------------------------------- ------------------------------------------------------
102        Belvedere Tiburon Office Park                12/31/2000       444,500       12/31/2001
103        Heritage Apartments                          12/31/1999       471,262       12/31/2000
104        West Walnut Street                           12/31/1999       215,923       12/31/2000
105        Creekstone Duplexes 44
106        Buena Park Shopping Center                   12/31/1999       257,331       12/31/2000
---------------------------------------------------- ------------------------------------------------------
107        Sunset Village
108        Tanglewood Apartments                        12/31/1999       296,992       12/31/2000
109        Chaparral Plaza                                               239,308       12/31/2001
110        Villas at the Woodlands Apartments           12/31/2000       236,501       12/31/2001
111        Creekstone Duplexes 42
---------------------------------------------------- ------------------------------------------------------
112        Eastowne Plaza II
113        Handy Storage                                12/31/2000       456,970       12/31/2001
114        Golden State Business Park                   12/31/1999       263,811       12/31/2000
115        PETsMART, Dallas, TX
116        The Michigan Building and The Building       12/31/2000       277,393       12/31/2001
---------------------------------------------------- ------------------------------------------------------
116a       The Michigan Building                        12/31/2000       157,249       12/31/2001
116b       The V Building                               12/31/2000       120,144       12/31/2001
117        Brentwood House Shopping Center              12/31/2000       285,754       12/31/2001
118        Fairground Village
119        Elsinore/Staples Store                       12/31/1999       311,206       12/31/2000
---------------------------------------------------- ------------------------------------------------------
120        Puerto Vista Mobile Estates                  12/31/2000       217,666       12/31/2001
121        Hickory Hollow Shopping Center               12/31/2000       228,636       12/31/2001
122        Commercenter Business Park                   12/31/2000       271,942       12/31/2001
123        San Rafael Business Center                   12/31/1999       212,791       12/31/2000
124        Desert Sage Apartments                        3/31/2000       113,583       3/31/2001
---------------------------------------------------- ------------------------------------------------------
125        Garfield Avenue



                                                                     Most
                                                      Most           Recent
                                                     Recent           NOI          Underwritten    Underwritten
ID         Property Name                              NOI            Date               NOI            EGI
---------------------------------------------------- -------------------------------------------------------------
continued . . . .
51         Village Shops Plaza                       835,859        6/30/2002           759,853      1,358,760
---------------------------------------------------- -------------------------------------------------------------
52         Celebration VII                                                              986,641        996,607
53         Montecito Apartments                      893,895        5/31/2002           758,028      1,469,386
54         701 Del Norte                             559,642        4/30/2002           669,121        883,139
55         Port Royal Village                        700,477        5/31/2002           641,572      1,093,463
56         Corvallis Apartment Portfolio             791,770       12/31/2001           808,037      1,336,181
---------------------------------------------------- -------------------------------------------------------------
57         Gettysburg Shopping Center                788,016       12/31/2001           759,062      1,030,714
58         Capistrano Surf Center                    597,349       12/31/2001           612,744        799,116
59         Ardentech Court                           857,485       12/31/2001           754,640        984,194
60         L&R Auto Park - Broadway                  660,000    Trailing 9 03/02        608,190        627,000
61         Valencia Executive Plaza                  823,332        4/30/2002           620,295        924,292
---------------------------------------------------- -------------------------------------------------------------
62         CVS Portfolio                             266,692       12/31/2001           581,289        635,895
62a        CVS Portfolio - Bethlehem                 266,692       12/31/2001           290,095        335,695
62b        CVS Portfolio - Hellertown                                                   152,048        156,750
62c        CVS Portfolio - Lehigh Street                                                139,147        143,450
63         Weber Street Building                     530,966       12/31/2001           580,958        904,426
---------------------------------------------------- -------------------------------------------------------------
64         Williamsburg Village Shopping Center      867,552        6/30/2002           756,729      1,039,085
65         Main Street Shopping Center               496,339       12/31/2001           520,486        672,891
66         Audubon Square                                                               513,407        666,552
67         Target Shopping Center                                                       661,689        889,176
68         Seville Plaza Shopping Center             706,678        5/31/2002           598,014        807,908
---------------------------------------------------- -------------------------------------------------------------
69         Crystal Springs Shopping Center                                              624,940        789,610
70         Woods at Southlake                        460,390        5/31/2002           479,613        871,678
71         Brookhollow Business Park                 565,401       12/31/2001           547,507        721,200
72         Anna's Vineyard Apartments                383,374        6/30/2002           432,895        910,818
73         Bullard West Apartments                                                      452,842        640,395
---------------------------------------------------- -------------------------------------------------------------
74         Hastings Drive                            284,726        5/31/2002           440,456        614,814
75         Abbey House                               393,276       12/31/2001           420,280        776,454
76         Railroad Industrial                       394,168        4/30/2002           429,996        557,686
77         West Allen Plaza                          483,839        5/31/2002           429,259        623,915
78         1 & 3 Marcus Boulevard                    685,027        4/30/2002           549,382        951,116
---------------------------------------------------- -------------------------------------------------------------
79         Stratford Arms Apartments                 485,940        5/31/2002           432,949        729,873
80         First and Cedar Building                  835,923        5/31/2002           630,854      1,039,328
81         Shenandoah Square                         450,774        2/28/2002           413,849        537,788
82         Southfield Commerce Center                487,693        5/31/2002           419,049        692,540
83         Eckerd Drug Portfolio                     283,423        9/10/2001           515,398        625,466
---------------------------------------------------- -------------------------------------------------------------
83a        Eckerd Drug - Spartanburg                 283,423        9/10/2001           257,807        312,845
83b        Eckerd Drug - Greenville                  283,423        9/10/2001           257,591        312,621
84         Heather Glen Apartments                   382,506        4/30/2002           381,192        733,256
85         Hathaway Building                         471,570       12/31/2001           433,090        747,446
86         Gelb Plaza-Encino                         488,075       12/31/2001           446,317        657,819
---------------------------------------------------- -------------------------------------------------------------
87         Bryman Office                                                                534,878        708,797
88         Braeswood Atrium                          217,259        2/20/2002           388,293        908,543
89         Westcreek and California Garden Apartments394,342       12/31/2001           370,017        808,124
90         East Grand Business Center                772,950        3/31/2002           469,128        542,273
91         Cambridge Square Apartments               393,127       12/31/2001           367,866        601,453
---------------------------------------------------- -------------------------------------------------------------
92         Juliet Office Park - Building C & D       425,013        4/30/2002           353,847        441,988
93         Otis Spunkmeyer Headquarters              468,978       12/31/2001           433,633        453,230
94         Burgundy House Apartments                 414,224       12/31/2001           424,166        912,455
95         Golden Estates                            374,123       12/31/2001           382,063        840,299
96         4350 - 4374 Transport Street              373,999       12/31/2001           362,237        493,033
---------------------------------------------------- -------------------------------------------------------------
97         Bedrosian Industrial Building             300,663        7/31/2002           321,296        415,444
98         Hazel Crest Shopping Center               515,000        6/1/2002            403,095        864,644
99         High Voltage Breakers Building            526,150       12/31/2001           376,583        449,161
100        800 South Industry                        241,755        6/30/2002           302,866        402,203
101        South Garfield Avenue                     301,132       12/31/2001           291,260        378,502
---------------------------------------------------- -------------------------------------------------------------
102        Belvedere Tiburon Office Park             505,489        6/30/2002           404,234        565,850
103        Heritage Apartments                       436,521       12/31/2001           388,038        772,499
104        West Walnut Street                        215,259       12/31/2001           276,287        361,640
105        Creekstone Duplexes 44                                                       256,129        331,320
106        Buena Park Shopping Center                258,174       12/31/2001           267,796        347,351
---------------------------------------------------- -------------------------------------------------------------
107        Sunset Village                                                               279,547        352,787
108        Tanglewood Apartments                     300,865       12/31/2001           301,458        737,958
109        Chaparral Plaza                           310,654        3/31/2002           284,610        388,027
110        Villas at the Woodlands Apartments        251,709        5/31/2002           250,695        395,505
111        Creekstone Duplexes 42                                                       244,361        316,260
---------------------------------------------------- -------------------------------------------------------------
112        Eastowne Plaza II                         191,494        4/30/2002           241,881        294,072
113        Handy Storage                             448,630        5/1/2002            383,239        605,220
114        Golden State Business Park                371,024       12/31/2001           324,806        417,968
115        PETsMART, Dallas, TX                      270,574       12/31/2001           237,042        326,797
116        The Michigan Building and The Building    260,590        6/30/2002           263,659        329,181
---------------------------------------------------- -------------------------------------------------------------
116a       The Michigan Building                     133,733        6/30/2002           146,263        178,306
116b       The V Building                            126,857        6/30/2002           117,396        150,875
117        Brentwood House Shopping Center           306,362        4/1/2002            248,565        365,772
118        Fairground Village                                                           232,394        389,025
119        Elsinore/Staples Store                    311,337       12/31/2001           212,547        260,736
---------------------------------------------------- -------------------------------------------------------------
120        Puerto Vista Mobile Estates               208,796        3/31/2002           203,933        336,992
121        Hickory Hollow Shopping Center            224,572        4/1/2002            196,111        263,194
122        Commercenter Business Park                264,607        6/30/2002           263,245        474,468
123        San Rafael Business Center                248,620       12/31/2001           219,478        282,326
124        Desert Sage Apartments                    127,511        3/31/2002           145,740        274,025
---------------------------------------------------- -------------------------------------------------------------
125        Garfield Avenue                           154,630   Annualized 11/01 -       156,912        194,948
                                                                      03/02



                                                       Underwritten      Underwritten         Underwritten
ID         Property Name                                 Expenses       Net Cash Flow             EGI
---------------------------------------------------- ------------------------------------------------------
continued . . . .
51         Village Shops Plaza                             598,907            681,644               13,266
---------------------------------------------------- ------------------------------------------------------
52         Celebration VII                                   9,966            976,356               10,285
53         Montecito Apartments                            711,358            710,028               48,000
54         701 Del Norte                                   214,018            587,870               18,815
55         Port Royal Village                              451,891            622,172               19,400
56         Corvallis Apartment Portfolio                   528,144            744,437               63,600
---------------------------------------------------- ------------------------------------------------------
57         Gettysburg Shopping Center                      271,652            690,586               14,076
58         Capistrano Surf Center                          186,372            564,120                5,202
59         Ardentech Court                                 229,554            643,222               11,118
60         L&R Auto Park - Broadway                         18,810            597,537               10,653
61         Valencia Executive Plaza                        303,997            557,040               13,988
---------------------------------------------------- ------------------------------------------------------
62         CVS Portfolio                                    54,606            563,824                1,770
62a        CVS Portfolio - Bethlehem                        45,600            286,145                1,770
62b        CVS Portfolio - Hellertown                        4,703            145,290                    -
62c        CVS Portfolio - Lehigh Street                     4,304            132,389                    -
63         Weber Street Building                           323,468            540,629                9,321
---------------------------------------------------- ------------------------------------------------------
64         Williamsburg Village Shopping Center            282,356            664,582               21,281
65         Main Street Shopping Center                     152,405            489,885                9,700
66         Audubon Square                                  153,145            495,204                3,066
67         Target Shopping Center                          227,487            620,670               11,888
68         Seville Plaza Shopping Center                   209,894            510,440               32,693
---------------------------------------------------- ------------------------------------------------------
69         Crystal Springs Shopping Center                 164,669            600,923               10,050
70         Woods at Southlake                              392,065            437,613               42,000
71         Brookhollow Business Park                       173,693            501,156                6,943
72         Anna's Vineyard Apartments                      477,923            396,895               36,000
73         Bullard West Apartments                         187,553            436,842               16,000
---------------------------------------------------- ------------------------------------------------------
74         Hastings Drive                                  174,358            409,154               10,310
75         Abbey House                                     356,174            420,280               24,000
76         Railroad Industrial                             127,690            375,885               22,854
77         West Allen Plaza                                194,656            405,542                3,876
78         1 & 3 Marcus Boulevard                          401,734            441,773               15,632
---------------------------------------------------- ------------------------------------------------------
79         Stratford Arms Apartments                       296,924            397,949               35,000
80         First and Cedar Building                        408,474            528,090               11,617
81         Shenandoah Square                               123,939            356,766               16,769
82         Southfield Commerce Center                      273,491            364,526               22,317
83         Eckerd Drug Portfolio                           110,068            512,125                3,272
---------------------------------------------------- ------------------------------------------------------
83a        Eckerd Drug - Spartanburg                        55,037            256,171                1,636
83b        Eckerd Drug - Greenville                         55,031            255,954                1,636
84         Heather Glen Apartments                         352,064            356,892               24,300
85         Hathaway Building                               314,356            376,041                9,649
86         Gelb Plaza-Encino                               211,502            399,830                6,687
---------------------------------------------------- ------------------------------------------------------
87         Bryman Office                                   173,919            441,463               14,414
88         Braeswood Atrium                                520,250            343,885               44,408
89         Westcreek and California Garden Apartments      438,107            322,387               47,630
90         East Grand Business Center                       73,145            415,376               12,975
91         Cambridge Square Apartments                     233,586            346,323               21,543
---------------------------------------------------- ------------------------------------------------------
92         Juliet Office Park - Building C & D              88,141            325,157                4,789
93         Otis Spunkmeyer Headquarters                     19,597            363,774               32,661
94         Burgundy House Apartments                       488,289            384,266               39,900
95         Golden Estates                                  458,236            370,078               11,985
96         4350 - 4374 Transport Street                    130,796            314,277               19,656
---------------------------------------------------- ------------------------------------------------------
97         Bedrosian Industrial Building                    94,148            280,521                9,156
98         Hazel Crest Shopping Center                     461,549            341,583               12,570
99         High Voltage Breakers Building                   72,578            338,493               10,590
100        800 South Industry                               99,337            265,987                7,109
101        South Garfield Avenue                            87,242            261,154               13,106
---------------------------------------------------- ------------------------------------------------------
102        Belvedere Tiburon Office Park                   161,616            354,675                5,319
103        Heritage Apartments                             384,461            352,038               36,000
104        West Walnut Street                               85,354            251,453               10,234
105        Creekstone Duplexes 44                           86,191            245,129               11,000
106        Buena Park Shopping Center                       79,556            252,788                6,617
---------------------------------------------------- ------------------------------------------------------
107        Sunset Village                                   73,239            265,939                2,108
108        Tanglewood Apartments                           436,500            262,386               39,072
109        Chaparral Plaza                                 103,417            268,834                2,958
110        Villas at the Woodlands Apartments              144,810            234,695               16,000
111        Creekstone Duplexes 42                           82,399            233,861               10,500
---------------------------------------------------- ------------------------------------------------------
112        Eastowne Plaza II                                52,191            229,833                3,488
113        Handy Storage                                   221,981            374,098                9,141
114        Golden State Business Park                       93,162            271,303               17,703
115        PETsMART, Dallas, TX                             89,755            218,636                3,906
116        The Michigan Building and The Building           65,522            233,898                9,648
---------------------------------------------------- ------------------------------------------------------
116a       The Michigan Building                            32,043            129,001                5,785
116b       The V Building                                   33,479            104,897                3,863
117        Brentwood House Shopping Center                 117,207            217,293                9,672
118        Fairground Village                              156,631            220,394               12,000
119        Elsinore/Staples Store                           48,189            196,638                4,809
---------------------------------------------------- ------------------------------------------------------
120        Puerto Vista Mobile Estates                     133,059            197,183                6,750
121        Hickory Hollow Shopping Center                   67,083            176,803                4,908
122        Commercenter Business Park                      211,224            205,805               13,640
123        San Rafael Business Center                       62,848            194,762                5,149
124        Desert Sage Apartments                          128,285            129,740               16,000
---------------------------------------------------- -----------------------------------------------------
125        Garfield Avenue                                  38,036            141,754                3,757




                                                                                                     Lease
ID         Property Name                                  Largest Tenant              SF           Expiration
---------------------------------------------------- -------------------------------------------------------------
continued . . . .
51         Village Shops Plaza                            Big Lots, Inc.            23,000        1/31/2008
---------------------------------------------------- -------------------------------------------------------------
52         Celebration VII                                Walt Disney World Co.     68,566        6/30/2012
53         Montecito Apartments
54         701 Del Norte                                  Grateful Palate, Inc.     19,737        6/30/2005
55         Port Royal Village
56         Corvallis Apartment Portfolio
---------------------------------------------------- -------------------------------------------------------------
57         Gettysburg Shopping Center                     Fleming Foods             49,910        1/31/2009
58         Capistrano Surf Center                         Agostino Ristorante        4,650        7/31/2006
59         Ardentech Court                                Versicor, Inc             55,588       11/19/2009
60         L&R Auto Park - Broadway                       L&R Auto Park             106,529       5/31/2016
61         Valencia Executive Plaza                       Kaiser Permanente         10,934       12/18/2007
---------------------------------------------------- -------------------------------------------------------------
62         CVS Portfolio                                  CVS                      33,500          Various
62a        CVS Portfolio - Bethlehem                      CVS                       13,500         1/1/2017
62b        CVS Portfolio - Hellertown                     CVS                       10,000        1/31/2012
62c        CVS Portfolio - Lehigh Street                  CVS                       10,000        1/31/2012
63         Weber Street Building                          Sparks, Wilson, Borges,
                                                            Brandt & Johnson PC     17,239        7/31/2012
---------------------------------------------------- -------------------------------------------------------------
64         Williamsburg Village Shopping Center           Brookshire                35,000        4/30/2006
65         Main Street Shopping Center                    ALBERTSON'S               28,688         7/1/2014
66         Audubon Square                                 Panera Bread               4,441        9/30/2011
67         Target Shopping Center                         Linen's & Things          32,000        4/30/2012
68         Seville Plaza Shopping Center                  Aaron's Rental Purchase   28,999       11/19/2005
---------------------------------------------------- -------------------------------------------------------------
69         Crystal Springs Shopping Center                Publix                    44,271        10/1/2021
70         Woods at Southlake
71         Brookhollow Business Park                      Woodside Homes of CA       5,466        3/31/2007
72         Anna's Vineyard Apartments
73         Bullard West Apartments
---------------------------------------------------- -------------------------------------------------------------
74         Hastings Drive                                 Corporate Resource
                                                            Systems, Inc.           28,422        5/31/2009
75         Abbey House                                    Apex Computer             24,000        9/30/2006
76         Railroad Industrial                            Murrays Discount
77         West Allen Plaza                               Auto Stores                8,400        9/30/2011
78         1 & 3 Marcus Boulevard                         AFLAC                     18,593       12/31/2006
---------------------------------------------------- -------------------------------------------------------------
79         Stratford Arms Apartments
80         First and Cedar Building                       Cutter & Buck             23,858       10/31/2002
81         Shenandoah Square                              Food Lion                 28,350        9/27/2012
82         Southfield Commerce Center                     Bonal Tech                11,603        5/31/2003
83         Eckerd Drug Portfolio                          Eckerd Drug              21,816          Various
---------------------------------------------------- -------------------------------------------------------------
83a        Eckerd Drug - Spartanburg                      Eckerd Drug               10,908       10/16/2021
83b        Eckerd Drug - Greenville                       Eckerd Drug               10,908        1/27/2020
84         Heather Glen Apartments
85         Hathaway Building                              ICFFA, Inc.                3,693        6/30/2003
86         Gelb Plaza-Encino                              Gallerie Salon, Inc.       4,400        9/22/2006
---------------------------------------------------- -------------------------------------------------------------
87         Bryman Office                                  High-Tech Institute, Inc. 72,072        2/28/2008
88         Braeswood Atrium
89         Westcreek and California Garden Apartments     Expeditors
90         East Grand Business Center                     International of
                                                            Washington, Inc.        51,900        11/30/2005
91         Cambridge Square Apartments
---------------------------------------------------- -------------------------------------------------------------
92         Juliet Office Park - Building C & D            Bank of Nevada            11,831       11/30/2016
93         Otis Spunkmeyer Headquarters                   Otis Spunkmeyer, Inc.     90,725        7/31/2005
94         Burgundy House Apartments
95         Golden Estates
96         4350 - 4374 Transport Street                   Ferguson Enterprises      26,800        6/30/2007
---------------------------------------------------- -------------------------------------------------------------
97         Bedrosian Industrial Building                  Paragon Industries (dba
                                                            Bedrosian's Tile and
                                                            Marble)                 11,934        4/30/2012
98         Hazel Crest Shopping Center                    Mid K Beauty Supply       15,000       10/30/2013
99         High Voltage Breakers Building                 GE-HITACHI-HVB, Inc.      70,600        1/31/2006
100        800 South Industry                             IKON                       7,648        2/28/2005
101        South Garfield Avenue                          Essential Freight
                                                            Systems, Inc.           65,531        3/31/2005
---------------------------------------------------- -------------------------------------------------------------
102        Belvedere Tiburon Office Park                  Pension Benefit            3,600       11/14/2003
103        Heritage Apartments
104        West Walnut Street                             Best Trends               60,200        1/31/2005
105        Creekstone Duplexes 44
106        Buena Park Shopping Center                     Albertson's               30,110       10/31/2014
---------------------------------------------------- -------------------------------------------------------------
107        Sunset Village                                 Jimmy K's Antiques         4,570        2/28/2007
108        Tanglewood Apartments
109        Chaparral Plaza                                Red, Hot & Blue            4,280        6/30/2010
110        Villas at the Woodlands Apartments
111        Creekstone Duplexes 42
---------------------------------------------------- -------------------------------------------------------------
112        Eastowne Plaza II                              Pier 1 Imports             8,407        2/28/2011
113        Handy Storage
114        Golden State Business Park                     Internet Plus             11,300       10/31/2007
115        PETsMART, Dallas, TX                           PETsMART, Inc.            26,040        1/31/2014
116        The Michigan Building and The Building         Various                  Various         Various
---------------------------------------------------- -------------------------------------------------------------
116a       The Michigan Building                          Zein Group International   8,924       8/31/2005
                                                          Greater Intergroup
116b       The V Building                                 Association of Alcoholics  3,354       11/30/2004
                                                            Anonymous
117        Brentwood House Shopping Center                J&S Hams                   3,240        8/31/2003
118        Fairground Village
119        Elsinore/Staples Store                         Staples, Inc.             17,176        1/31/2007
---------------------------------------------------- -------------------------------------------------------------
120        Puerto Vista Mobile Estates
121        Hickory Hollow Shopping Center                  Experts on Sight           4,200       11/30/2003
122        Commercenter Business Park                      GSA (Forest Service)      19,308        5/31/2003
123        San Rafael Business Center                      Frito-Lay                  4,365              MTM
124        Desert Sage Apartments
---------------------------------------------------- --------------------------------------------------------------
125        Garfield Avenue                                 Double D Enterprises       4,041        2/14/2003









ID         Property Name                                  2nd Largest Tenant            SF
---------------------------------------------------- ------------------------------------------------------
continued . . . .
51         Village Shops Plaza                       Rec. Factory Warehouse             10,018
---------------------------------------------------- ------------------------------------------------------
52         Celebration VII
53         Montecito Apartments
54         701 Del Norte                             Xibeo                              11,902
55         Port Royal Village
56         Corvallis Apartment Portfolio
---------------------------------------------------- ------------------------------------------------------
57         Gettysburg Shopping Center                Hollywood Entertainment             6,500
58         Capistrano Surf Center                    Productive Learning &               3,558
59         Ardentech Court                           Leidure
60         L&R Auto Park - Broadway
61         Valencia Executive Plaza                  Executive Suites                   10,500
---------------------------------------------------- ------------------------------------------------------
62         CVS Portfolio
62a        CVS Portfolio - Bethlehem                 20 Min. Inc.                        1,400
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                     Van Gilder Insurance Corp.         11,763
---------------------------------------------------- ------------------------------------------------------
64         Williamsburg Village Shopping Center      Mr. Gatti Pizza Parlor              7,200
65         Main Street Shopping Center               BAKER'S SQUARE                      4,550
66         Audubon Square                            Rockaway Bedding                    3,200
67         Target Shopping Center                    Michael's                          23,753
68         Seville Plaza Shopping Center             Consolidated Stores (Big Lots)     28,675
---------------------------------------------------- ------------------------------------------------------
69         Crystal Springs Shopping Center           Blockbuster                         4,800
70         Woods at Southlake
71         Brookhollow Business Park                 Prudential/Pickford Realty, Lt      3,782
72         Anna's Vineyard Apartments
73         Bullard West Apartments
---------------------------------------------------- ------------------------------------------------------
74         Hastings Drive                            Banner Plumbing Supply, Inc.       23,991
75         Abbey House
76         Railroad Industrial                       Milton Greens                      15,000
77         West Allen Plaza                          Loveland's Hallmark                 4,562
78         1 & 3 Marcus Boulevard                    Research Foundation of NY          10,827
---------------------------------------------------- ------------------------------------------------------
79         Stratford Arms Apartments
80         First and Cedar Building                  Paradigm Comm Group                 5,384
81         Shenandoah Square                         Peebles Department Store           17,765
82         Southfield Commerce Center                Grigg Graphic Services             10,925
83         Eckerd Drug Portfolio
---------------------------------------------------- ------------------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments
85         Hathaway Building                         Pacific Republic Mortgage Corp.     3,457
86         Gelb Plaza-Encino                         Field Dynamics                      3,957
---------------------------------------------------- ------------------------------------------------------
87         Bryman Office
88         Braeswood Atrium
89         Westcreek and California Garden Apartments
90         East Grand Business Center
91         Cambridge Square Apartments
---------------------------------------------------- ------------------------------------------------------
92         Juliet Office Park - Building C & D       RBF Consulting Inc.                 6,006
93         Otis Spunkmeyer Headquarters
94         Burgundy House Apartments
95         Golden Estates
96         4350 - 4374 Transport Street              Further, Inc.                       7,576
---------------------------------------------------- ------------------------------------------------------
97         Bedrosian Industrial Building             Health for All                      8,400
98         Hazel Crest Shopping Center               Dollar General Store                8,340
99         High Voltage Breakers Building
100        800 South Industry                        Community Planning                  7,266
101        South Garfield Avenue
---------------------------------------------------- ------------------------------------------------------
102        Belvedere Tiburon Office Park             Questus                             2,588
103        Heritage Apartments
104        West Walnut Street
105        Creekstone Duplexes 44
106        Buena Park Shopping Center                Rite Aid                           14,000
---------------------------------------------------- ------------------------------------------------------
107        Sunset Village                            LA Gym Equipment                    4,405
108        Tanglewood Apartments
109        Chaparral Plaza                           Expressions in Tile                 3,250
110        Villas at the Woodlands Apartments
111        Creekstone Duplexes 42
---------------------------------------------------- ------------------------------------------------------
112        Eastowne Plaza II                         Hunan Gardens                       4,143
113        Handy Storage
114        Golden State Business Park                C.A. Redding Company               10,490
115        PETsMART, Dallas, TX
116        The Michigan Building and The Building    Various                            Various
---------------------------------------------------- ------------------------------------------------------
116a       The Michigan Building                     Neuschwanger Enterprises            7,178
116b       The V Building                            dba Packaging Specialites
117        Brentwood House Shopping Center           Greater Seattle Floors              2,875
118        Fairground Village                        Soccer USA                          2,160
119        Elsinore/Staples Store
---------------------------------------------------- ------------------------------------------------------
120        Puerto Vista Mobile Estates
121        Hickory Hollow Shopping Center            S&K Famous Brands                   3,600
122        Commercenter Business Park                AG Communications                   8,560
123        San Rafael Business Center                Cyr Miller Smoothill                3,635
124        Desert Sage Apartments
---------------------------------------------------- ------------------------------------------------------
125        Garfield Avenue                           Natura-Genics                       3,926



                                                       Lease
ID         Property Name                             Expiration             3rd Largest Tenant
---------------------------------------------------- ----------------------------------------------
continued . . . .
51         Village Shops Plaza                       2/28/2003           Tony Roma's
---------------------------------------------------- ----------------------------------------------
52         Celebration VII
53         Montecito Apartments
54         701 Del Norte                             2/28/2006           Prosource of Oxnard
55         Port Royal Village
56         Corvallis Apartment Portfolio
---------------------------------------------------- ----------------------------------------------
57         Gettysburg Shopping Center                4/30/2010           Auto Zone
58         Capistrano Surf Center                    8/31/2003           The Dentist's Choice
59         Ardentech Court
60         L&R Auto Park - Broadway
61         Valencia Executive Plaza                  6/30/2007           Greg Kincaid d/b/a Sage Staffi
---------------------------------------------------- ----------------------------------------------
62         CVS Portfolio
62a        CVS Portfolio - Bethlehem                 11/1/2003           Bodies in Motion
62b        CVS Portfolio - Hellertown
62c        CVS Portfolio - Lehigh Street
63         Weber Street Building                     7/31/2012           Kane, Donley & Johnson PC
---------------------------------------------------- ----------------------------------------------
64         Williamsburg Village Shopping Center      11/30/2003          Kelly-Moore Paint Company
65         Main Street Shopping Center               3/31/2003           IDEAL CLEANERS
66         Audubon Square                            10/1/1999           Hollywood Tanning Systems, Inc.
67         Target Shopping Center                    12/31/2011          Office Max
68         Seville Plaza Shopping Center             1/31/2006           Bellsouth Telecommunications
---------------------------------------------------- ----------------------------------------------
69         Crystal Springs Shopping Center           12/31/2006          Hallmark Cards
70         Woods at Southlake
71         Brookhollow Business Park                 5/31/2004           Lyall Turbosonics, Inc.
72         Anna's Vineyard Apartments
73         Bullard West Apartments
---------------------------------------------------- ----------------------------------------------
74         Hastings Drive                            7/31/2004           DHL Worldwide Express, Inc.
75         Abbey House
76         Railroad Industrial                       4/30/2004           A-Top
77         West Allen Plaza                          12/31/2006          Wholesome Group LLC  (Panera Bread)
78         1 & 3 Marcus Boulevard                    11/15/2009          Citicorp North America, Inc
---------------------------------------------------- ----------------------------------------------
79         Stratford Arms Apartments
80         First and Cedar Building                  6/30/2004           Great Northwest
81         Shenandoah Square                         1/31/2011           Ace Hardware
82         Southfield Commerce Center                2/28/2005           Sav-On Drugs
83         Eckerd Drug Portfolio
---------------------------------------------------- ----------------------------------------------
83a        Eckerd Drug - Spartanburg
83b        Eckerd Drug - Greenville
84         Heather Glen Apartments
85         Hathaway Building                         6/30/2005           Saxe, Roth, Dokovan, Schwartz CPA
86         Gelb Plaza-Encino                         11/30/2002          RMG Management, Inc.
---------------------------------------------------- ----------------------------------------------
87         Bryman Office
88         Braeswood Atrium
89         Westcreek and California Garden Apartments
90         East Grand Business Center
91         Cambridge Square Apartments
---------------------------------------------------- ----------------------------------------------
92         Juliet Office Park - Building C & D       12/31/2005          Lawyers Title
93         Otis Spunkmeyer Headquarters
94         Burgundy House Apartments
95         Golden Estates
96         4350 - 4374 Transport Street              2/28/2005           California Tile Supply
---------------------------------------------------- ----------------------------------------------
97         Bedrosian Industrial Building             5/31/2006           Trucksmart
98         Hazel Crest Shopping Center               7/30/2004           U.S. Postal Service
99         High Voltage Breakers Building
100        800 South Industry                        8/31/2011           Trendwest Resorts
101        South Garfield Avenue
---------------------------------------------------- ----------------------------------------------
102        Belvedere Tiburon Office Park             9/30/2004           Crowe-Innes and Ass.
103        Heritage Apartments
104        West Walnut Street
105        Creekstone Duplexes 44
106        Buena Park Shopping Center                5/31/2003
---------------------------------------------------- ----------------------------------------------
107        Sunset Village                            2/28/2007           Terra Bella-Italian Imports
108        Tanglewood Apartments
109        Chaparral Plaza                           7/31/2006           Commonwealth Land Title
110        Villas at the Woodlands Apartments
111        Creekstone Duplexes 42
---------------------------------------------------- ----------------------------------------------
112        Eastowne Plaza II                         8/31/2007           Rent-Way
113        Handy Storage
114        Golden State Business Park                9/30/2004           B & D Quality Water
115        PETsMART, Dallas, TX
116        The Michigan Building and The Building      Various            Various
---------------------------------------------------- ----------------------------------------------
116a       The Michigan Building
116b       The V Building                            11/30/2004          Sudden Printing
117        Brentwood House Shopping Center
118        Fairground Village                        3/31/2003           CF Malm Engineers
119        Elsinore/Staples Store                    9/30/2003           Personal Touch Gifts
---------------------------------------------------- ----------------------------------------------
120        Puerto Vista Mobile Estates
121        Hickory Hollow Shopping Center            1/31/2005           Mattress King
122        Commercenter Business Park                10/31/2005          Engineering Resources
123        San Rafael Business Center                   MTM              Berkeley Nucleonics
124        Desert Sage Apartments
---------------------------------------------------- ----------------------------------------------
125        Garfield Avenue                           7/31/2004           Acu-Rite, Inc






                                                                  Lease        Occupancy        Occupancy
ID         Property Name                                SF      Expiration        Rate          As-of Date
---------------------------------------------------- ---------------------------------------------------------
continued . . . .
51         Village Shops Plaza                           5,750  10/31/2006       97.80%          6/30/2002
---------------------------------------------------- ---------------------------------------------------------
52         Celebration VII                                                      100.00%          6/28/2002
53         Montecito Apartments                                                  97.90%          6/27/2002
54         701 Del Norte                                 9,358  12/31/2010       93.00%          6/18/2002
55         Port Royal Village                                                    86.30%          7/15/2002
56         Corvallis Apartment Portfolio                                         98.11%          4/24/2002
---------------------------------------------------- ---------------------------------------------------------
57         Gettysburg Shopping Center                    4,000  5/31/2006        91.80%          5/22/2002
58         Capistrano Surf Center                        2,376  8/31/2004       100.00%           2/4/2002
59         Ardentech Court                                                      100.00%          6/28/2002
60         L&R Auto Park - Broadway                                             100.00%           6/1/2002
61         Valencia Executive Plaza                      5,032  2/28/2004       100.00%          7/22/2002
---------------------------------------------------- ---------------------------------------------------------
62         CVS Portfolio                                                        100.00%           4/1/2002
62a        CVS Portfolio - Bethlehem                     1,400   8/1/2003       100.00%           4/1/2002
62b        CVS Portfolio - Hellertown                                           100.00%           4/1/2002
62c        CVS Portfolio - Lehigh Street                                        100.00%           4/1/2002
63         Weber Street Building                         6,287  7/31/2010        87.70%          7/16/2002
---------------------------------------------------- ---------------------------------------------------------
64         Williamsburg Village Shopping Center          6,800  7/31/2009       100.00%          6/30/2002
65         Main Street Shopping Center                   2,879  5/31/2007        97.15%          8/12/2002
66         Audubon Square                                2,400  2/10/2000       100.00%          5/16/2002
67         Target Shopping Center                       23,500   7/1/2016       100.00%           5/4/2002
68         Seville Plaza Shopping Center                18,297  3/31/2006        95.30%           6/1/2002
---------------------------------------------------- ---------------------------------------------------------
69         Crystal Springs Shopping Center                3,360  2/28/2007       100.00%           5/2/2002
70         Woods at Southlake                                                     95.80%          5/24/2002
71         Brookhollow Business Park                      2,486  8/31/2002        91.80%          7/15/2002
72         Anna's Vineyard Apartments                                             97.90%          6/25/2002
73         Bullard West Apartments                                               100.00%          6/10/2002
---------------------------------------------------- ----------------------------------------------------------
74         Hastings Drive                                16,322  3/14/2006       100.00%          5/24/2002
75         Abbey House                                                            99.00%          5/23/2002
76         Railroad Industrial                           10,500  7/31/2003       100.00%           7/3/2002
77         West Allen Plaza                               4,550  11/30/2011      100.00%          6/24/2002
78         1 & 3 Marcus Boulevard                         9,896  10/31/2004      100.00%          6/27/2002
---------------------------------------------------- ----------------------------------------------------------
79         Stratford Arms Apartments                                              93.00%          7/25/2002
80         First and Cedar Building                       4,476  8/30/2005        98.20%          6/20/2002
81         Shenandoah Square                             11,941  5/31/2006       100.00%          3/31/2002
82         Southfield Commerce Center                     7,677  1/31/2004        96.20%           6/1/2002
83         Eckerd Drug Portfolio                                                 100.00%          4/30/2002
---------------------------------------------------- ----------------------------------------------------------
83a        Eckerd Drug - Spartanburg                                             100.00%          4/30/2002
83b        Eckerd Drug - Greenville                                              100.00%          4/30/2002
84         Heather Glen Apartments                                                97.50%          8/15/2002
85         Hathaway Building                              3,145  7/31/2004        87.33%          7/15/2002
86         Gelb Plaza-Encino                              2,989  3/31/2012        93.42%          3/21/2002
---------------------------------------------------- ----------------------------------------------------------
87         Bryman Office                                                         100.00%          5/22/2002
88         Braeswood Atrium                                                       98.40%          6/27/2002
89         Westcreek and California Garden Apartments                             96.80%           8/1/2002
90         East Grand Business Center                                            100.00%          3/25/2002
91         Cambridge Square Apartments                                           100.00%          3/31/2002
---------------------------------------------------- ----------------------------------------------------------
92         Juliet Office Park - Building C & D            3,054   8/5/2006       100.00%          6/20/2002
93         Otis Spunkmeyer Headquarters                                          100.00%          5/22/2002
94         Burgundy House Apartments                                             100.00%          3/27/2002
95         Golden Estates                                                         95.30%           4/1/2002
96         4350 - 4374 Transport Street                   5,084  10/31/2002      100.00%          7/25/2002
---------------------------------------------------- ----------------------------------------------------------
97         Bedrosian Industrial Building                  5,184  9/30/2006        89.10%           8/1/2002
98         Hazel Crest Shopping Center                    8,250  1/31/2012        92.10%          7/10/2002
99         High Voltage Breakers Building                                        100.00%          7/18/2002
100        800 South Industry                             6,413  6/30/2005        89.20%           8/7/2002
101        South Garfield Avenue                                                 100.00%          3/25/2002
---------------------------------------------------- ----------------------------------------------------------
102        Belvedere Tiburon Office Park                  2,305  4/30/2003        98.60%          6/30/2002
103        Heritage Apartments                                                   100.00%          3/21/2002
104        West Walnut Street                                                    100.00%          3/25/2002
105        Creekstone Duplexes 44                                                 98.00%          5/28/2002
106        Buena Park Shopping Center                                            100.00%           3/1/2002
---------------------------------------------------- ----------------------------------------------------------
107        Sunset Village                                 2,715  2/28/2006       100.00%           4/8/2002
108        Tanglewood Apartments                                                 100.00%          3/21/2002
109        Chaparral Plaza                                2,100  12/31/2005       93.91%          4/23/2002
110        Villas at the Woodlands Apartments                                     95.30%          5/31/2002
111        Creekstone Duplexes 42                                                 97.62%          5/28/2002
---------------------------------------------------- ----------------------------------------------------------
112        Eastowne Plaza II                              3,193  4/30/2005       100.00%           4/1/2002
113        Handy Storage                                                          90.20%           7/1/2002
114        Golden State Business Park                    10,463  8/31/2005       100.00%          3/25/2002
115        PETsMART, Dallas, TX                                                  100.00%           5/5/2002
116        The Michigan Building and The Building       Various    Various       100.00%          6/25/2002
---------------------------------------------------- ----------------------------------------------------------
116a       The Michigan Building                          2,378  3/31/2004       100.00%          6/25/2002
116b       The V Building                                 1,740  9/30/2004       100.00%          6/25/2002
117        Brentwood House Shopping Center                1,852  2/28/2003        98.16%          6/26/2002
118        Fairground Village                                                     95.00%          5/22/2002
119        Elsinore/Staples Store                                                100.00%          3/14/2002
---------------------------------------------------- ----------------------------------------------------------
120        Puerto Vista Mobile Estates                                            87.41%          6/10/2002
121        Hickory Hollow Shopping Center                 3,585  6/30/2003        90.83%          6/26/2002
122        Commercenter Business Park                     7,049  8/31/2003       100.00%          6/21/2002
123        San Rafael Business Center                     3,456     MTM          100.00%          3/15/2002
124        Desert Sage Apartments                                                 98.44%          5/28/2002
---------------------------------------------------- ----------------------------------------------------------
125        Garfield Avenue                                3,647  12/31/2003      100.00%          4/23/2002


                                                        Upfront      Ongoing
                                                         Actual      Actual
                                                     Replacement  Replacement     Upfront
ID         Property Name                               Reserves     Reserves       TI/LC
---------------------------------------------------- -----------------------------------------
continued . . . .                                                                              -
51         Village Shops Plaza                                  -         1,106        50,000
---------------------------------------------------- -----------------------------------------
52         Celebration VII                                      -             -             -  -
53         Montecito Apartments                                 -         3,712             -
54         701 Del Norte                                        -             -             -
55         Port Royal Village                                   -         1,617             -
56         Corvallis Apartment Portfolio                        -             -             -
---------------------------------------------------- -----------------------------------------
57         Gettysburg Shopping Center                           -             -             -  -
58         Capistrano Surf Center                             434           434         3,583
59         Ardentech Court                                      -           926     1,316,580
60         L&R Auto Park - Broadway                             -             -             -
61         Valencia Executive Plaza                             -         1,050             -
---------------------------------------------------- -----------------------------------------
62         CVS Portfolio                                      303           303             -
62a        CVS Portfolio - Bethlehem                          148           148             -
62b        CVS Portfolio - Hellertown                          83            83             -
62c        CVS Portfolio - Lehigh Street                       83            83             -
63         Weber Street Building                                -           390             -
---------------------------------------------------- -----------------------------------------
64         Williamsburg Village Shopping Center                 -         1,153             - -
65         Main Street Shopping Center                          -           799             -
66         Audubon Square                                     170           170         1,250
67         Target Shopping Center                               -             -             -
68         Seville Plaza Shopping Center                        -         1,744             -
---------------------------------------------------- -----------------------------------------
69         Crystal Springs Shopping Center                      -             -             - -
70         Woods at Southlake                                   -         3,000             -
71         Brookhollow Business Park                            -             -             -
72         Anna's Vineyard Apartments                           -         3,228             -
73         Bullard West Apartments                              -         1,250             -
---------------------------------------------------- -----------------------------------------
74         Hastings Drive                                       -           573             - -
75         Abbey House                                      2,000         2,000             -
76         Railroad Industrial                                  -         1,350        35,000
77         West Allen Plaza                                     -           166        50,000
78         1 & 3 Marcus Boulevard                               -             -             -
---------------------------------------------------- -----------------------------------------
79         Stratford Arms Apartments
80         First and Cedar Building                              -         2,500             -
81         Shenandoah Square                                     -           500             -
82         Southfield Commerce Center                            -         1,397             -
83         Eckerd Drug Portfolio                                 -         1,900       100,000
---------------------------------------------------- ------------------------------------------
83a        Eckerd Drug - Spartanburg                             -             -             -
83b        Eckerd Drug - Greenville                              -             -             -
84         Heather Glen Apartments                               -         1,688             -
85         Hathaway Building                                     -             -             -
86         Gelb Plaza-Encino                                     -             -             -
---------------------------------------------------- ------------------------------------------
87         Bryman Office                                         -         1,201             -
88         Braeswood Atrium                                      -         3,701             -
89         Westcreek and California Garden Apartments            -         3,969             -
90         East Grand Business Center                            -           550             -
91         Cambridge Square Apartments                           -             -             -
---------------------------------------------------- ------------------------------------------
92         Juliet Office Park - Building C & D                   -           220             -
93         Otis Spunkmeyer Headquarters                          -             -             -
94         Burgundy House Apartments                             -             -             -
95         Golden Estates                                        -             -             -
96         4350 - 4374 Transport Street                          -             -             -
---------------------------------------------------- ------------------------------------------
97         Bedrosian Industrial Building                         -             -             -
98         Hazel Crest Shopping Center                           -           753             -
99         High Voltage Breakers Building                        -             -             -
100        800 South Industry                                    -           296             -
101        South Garfield Avenue                            25,000         1,103       100,000
---------------------------------------------------- ------------------------------------------
102        Belvedere Tiburon Office Park                         -             -             -
103        Heritage Apartments                                   -             -             -
104        West Walnut Street                                    -           843       100,000
105        Creekstone Duplexes 44                              917           917             -
106        Buena Park Shopping Center                          551           551             -
---------------------------------------------------- ------------------------------------------
107        Sunset Village                                        -             -             -
108        Tanglewood Apartments                                 -             -             -
109        Chaparral Plaza                                       -           247             -
110        Villas at the Woodlands Apartments                    -         1,066             -
111        Creekstone Duplexes 42                              875           875             -
---------------------------------------------------- ------------------------------------------
112        Eastowne Plaza II                                20,000  (LOC)      -   48,000 (LOC)
113        Handy Storage                                     9,700             -             -
114        Golden State Business Park                            -             -             -
115        PETsMART, Dallas, TX                                  -             -             -
116        The Michigan Building and The Building            5,550           835             -
---------------------------------------------------- ------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center                       -           802        42,687
118        Fairground Village                                    -             -             -
119        Elsinore/Staples Store                                -           407             -
---------------------------------------------------- ------------------------------------------
120        Puerto Vista Mobile Estates                           -           563             -
121        Hickory Hollow Shopping Center                        -           406             -
122        Commercenter Business Park                            -         1,134             -
123        San Rafael Business Center                            -             -             -
124        Desert Sage Apartments                                -         1,333             -
---------------------------------------------------- ------------------------------------------
125        Garfield Avenue                                       -           313        50,000




                                                                                        Monthly
                                                        Monthly     Monthly Tax       Insurance
ID         Property Name                                 TI/LC         Escrow           Escrow
---------------------------------------------------- ---------------------------------------------------
continued . . . .
51         Village Shops Plaza                              5,000          11,398              3,316
---------------------------------------------------- ---------------------------------------------------
52         Celebration VII                                      -               -                  -
53         Montecito Apartments                                 -           5,406              2,854
54         701 Del Norte                                        -           7,565                  -
55         Port Royal Village                                   -           4,105                  -
56         Corvallis Apartment Portfolio                        -               -                  -
---------------------------------------------------- ---------------------------------------------------
57         Gettysburg Shopping Center                           -           7,067                  -
58         Capistrano Surf Center                           3,583           4,966              1,168
59         Ardentech Court                                  5,367          11,302              4,421
60         L&R Auto Park - Broadway                             -               -                  -
61         Valencia Executive Plaza                         4,166           6,022                680
---------------------------------------------------- ---------------------------------------------------
62         CVS Portfolio                                        -           4,691                  -
62a        CVS Portfolio - Bethlehem                            -           1,995                  -
62b        CVS Portfolio - Hellertown                           -           1,112                  -
62c        CVS Portfolio - Lehigh Street                        -           1,584                  -
63         Weber Street Building                       2,500 (14)           6,557              1,491
---------------------------------------------------- ---------------------------------------------------
64         Williamsburg Village Shopping Center             6,400          11,241              2,063
65         Main Street Shopping Center                      1,744           3,151                340
66         Audubon Square                                   1,250           5,892              1,156
67         Target Shopping Center                               -               -                  -
68         Seville Plaza Shopping Center                    6,250           4,579              2,439
---------------------------------------------------- ---------------------------------------------------
69         Crystal Springs Shopping Center                      -               -                  -
70         Woods at Southlake                                   -           3,256              2,038
71         Brookhollow Business Park                            -           9,695                  -
72         Anna's Vineyard Apartments                           -          10,742              1,121
73         Bullard West Apartments                              -             312                523
---------------------------------------------------- ---------------------------------------------------
74         Hastings Drive                                   1,700           6,002              1,022
75         Abbey House                                          -           4,608                  -
76         Railroad Industrial                              2,500           4,820                  -
77         West Allen Plaza                            2,150 (15)           6,771                896
78         1 & 3 Marcus Boulevard                               -          10,343                489
---------------------------------------------------- ---------------------------------------------------
79         Stratford Arms Apartments                            -           2,947              1,769
80         First and Cedar Building                         3,000           5,550              2,910
81         Shenandoah Square                                    -           3,052              1,066
82         Southfield Commerce Center                       2,500          12,397              2,728
83         Eckerd Drug Portfolio                                -               -                  -
---------------------------------------------------- ---------------------------------------------------
83a        Eckerd Drug - Spartanburg                            -               -                  -
83b        Eckerd Drug - Greenville                             -               -                  -
84         Heather Glen Apartments                              -           3,071              2,093
85         Hathaway Building                                    -               -                  -
86         Gelb Plaza-Encino                                    -               -                  -
---------------------------------------------------- ---------------------------------------------------
87         Bryman Office                                        -               -                  -
88         Braeswood Atrium                                     -           6,727              2,908
89         Westcreek and California Garden Apartments           -           4,643              5,138
90         East Grand Business Center                       6,000           2,322                527
91         Cambridge Square Apartments                          -               -                  -
---------------------------------------------------- ---------------------------------------------------
92         Juliet Office Park - Building C & D              2,400           1,681                842
93         Otis Spunkmeyer Headquarters                         -               -                  -
94         Burgundy House Apartments                            -           4,899              1,438
95         Golden Estates                                       -           2,390              1,132
96         4350 - 4374 Transport Street                         -           3,210                  -
---------------------------------------------------- ---------------------------------------------------
97         Bedrosian Industrial Building                        -           2,539                397
98         Hazel Crest Shopping Center                      4,150          19,443              1,797
99         High Voltage Breakers Building                       -               -                  -
100        800 South Industry                               1,500           3,098                  -
101        South Garfield Avenue                                -           2,420              1,628
---------------------------------------------------- ---------------------------------------------------
102        Belvedere Tiburon Office Park                        -           3,142                260
103        Heritage Apartments                                  -           4,695              1,601
104        West Walnut Street                                   -           3,295              1,370
105        Creekstone Duplexes 44                               -           2,750                874
106        Buena Park Shopping Center                           -           2,587                  -
---------------------------------------------------- ---------------------------------------------------
107        Sunset Village                                     958           1,500                375
108        Tanglewood Apartments                                -           3,793              1,465
109        Chaparral Plaza                                    900           3,852                332
110        Villas at the Woodlands Apartments                   -           1,719              1,005
111        Creekstone Duplexes 42                               -           2,625                844
---------------------------------------------------- ---------------------------------------------------
112        Eastowne Plaza II                                    -               -                  -
113        Handy Storage                                        -           4,114              2,222
114        Golden State Business Park                           -           1,734                277
115        PETsMART, Dallas, TX                               900               -                  -
116        The Michigan Building and The Building               -           2,005              1,013
---------------------------------------------------- ---------------------------------------------------
116a       The Michigan Building
116b       The V Building
117        Brentwood House Shopping Center                  1,800           2,315                543
118        Fairground Village                                   -           4,264                692
119        Elsinore/Staples Store                             925           3,650                321
---------------------------------------------------- ---------------------------------------------------
120        Puerto Vista Mobile Estates                          -           3,212                195
121        Hickory Hollow Shopping Center                   1,200           2,509                363
122        Commercenter Business Park                       3,645           4,966                601
123        San Rafael Business Center                           -           1,538                565
124        Desert Sage Apartments                               -           1,544                668
---------------------------------------------------- ---------------------------------------------------
125        Garfield Avenue                                      -           1,181                195




                                                     Environmental      Engineering      Appraisal
ID         Property Name                              Report Date       Report Date      As-of Date
---------------------------------------------------- --------------------------------------------------
continued . . . .
51         Village Shops Plaza                        10/31/2001         11/2/2001       10/16/2001
---------------------------------------------------- --------------------------------------------------
52         Celebration VII                             7/16/2002         7/15/2002        7/1/2002
53         Montecito Apartments                        1/7/2002          1/4/2002        12/26/2001
54         701 Del Norte                               5/22/2002         5/17/2002       5/10/2002
55         Port Royal Village                         10/12/2001        10/12/2001       10/10/2001
56         Corvallis Apartment Portfolio               4/10/2002         4/5/2002        3/26/2002
---------------------------------------------------- --------------------------------------------------
57         Gettysburg Shopping Center                  3/14/2001        12/21/2001        6/1/2002
58         Capistrano Surf Center                      2/8/2002          2/8/2002        1/10/2002
59         Ardentech Court                             5/1/2002          5/3/2002        4/23/2002
60         L&R Auto Park - Broadway                    5/20/2002         7/9/2002        5/20/2002
61         Valencia Executive Plaza                    5/2/2002          4/29/2002        5/2/2002
---------------------------------------------------- --------------------------------------------------
62         CVS Portfolio                                Various           Various         4/8/2002
62a        CVS Portfolio - Bethlehem                   4/16/2002         4/18/2002        4/8/2002
62b        CVS Portfolio - Hellertown                  4/16/2002         4/18/2002        4/8/2002
62c        CVS Portfolio - Lehigh Street               4/17/2002         4/16/2002        4/8/2002
63         Weber Street Building                       5/31/2002         7/1/2002        5/22/2002
---------------------------------------------------- --------------------------------------------------
64         Williamsburg Village Shopping Center        8/22/2001         8/21/2001       8/15/2001
65         Main Street Shopping Center                 3/18/2002         2/21/2002       2/14/2002
66         Audubon Square                              7/8/2002          8/12/2002       7/12/2002
67         Target Shopping Center                      7/12/2002         5/28/2002        5/1/2002
68         Seville Plaza Shopping Center               10/3/2001         10/2/2001       9/28/2001
---------------------------------------------------- --------------------------------------------------
69         Crystal Springs Shopping Center             7/12/2002         5/27/2002        2/8/2002
70         Woods at Southlake                         12/11/2001        12/11/2001       12/7/2001
71         Brookhollow Business Park                   6/25/2002         6/17/2002        6/6/2002
72         Anna's Vineyard Apartments                  8/8/2000          7/26/2000       7/20/2000
73         Bullard West Apartments                     4/24/2002         5/2/2002        4/30/2002
---------------------------------------------------- --------------------------------------------------
74         Hastings Drive                              2/21/2002         2/22/2002        6/1/2002
75         Abbey House                                 6/10/2002         6/10/2002        6/6/2002
76         Railroad Industrial                         5/31/2002         5/24/2002       5/21/2002
77         West Allen Plaza                            3/13/2002         3/1/2002         3/5/2002
78         1 & 3 Marcus Boulevard                      9/26/2001         9/26/2001       9/13/2001
---------------------------------------------------- --------------------------------------------------
79         Stratford Arms Apartments                  12/12/2001        12/11/2001       12/7/2001
80         First and Cedar Building                    1/14/2002         2/20/2002       12/11/2001
81         Shenandoah Square                           5/16/2002         5/16/2002       3/19/2002
82         Southfield Commerce Center                  8/24/2001         8/22/2001       8/14/2001
83         Eckerd Drug Portfolio                        Various           Various         Various
---------------------------------------------------- --------------------------------------------------
83a        Eckerd Drug - Spartanburg                   7/12/2002         5/24/2002        5/7/2002
83b        Eckerd Drug - Greenville                    6/25/2002         5/28/2002       5/13/2002
84         Heather Glen Apartments                     5/15/2002         5/15/2002        5/2/2002
85         Hathaway Building                              NAP            5/21/2002       5/24/2002
86         Gelb Plaza-Encino                              NAP            2/22/2002       2/21/2002
---------------------------------------------------- --------------------------------------------------
87         Bryman Office                                  NAP            4/25/2002       4/22/2002
88         Braeswood Atrium                            4/1/2002          4/1/2002        3/18/2002
89         Westcreek and California Garden Apartments  3/6/2002          6/11/2002        3/1/2002
90         East Grand Business Center                  4/19/2002         4/18/2002        4/2/2002
91         Cambridge Square Apartments                    NAP            3/20/2002        3/6/2002
---------------------------------------------------- --------------------------------------------------
92         Juliet Office Park - Building C & D        10/23/2001        10/18/2001       11/15/2001
93         Otis Spunkmeyer Headquarters                5/15/2002         5/2/2002        5/13/2002
94         Burgundy House Apartments                   2/22/2002         2/21/2002        2/7/2002
95         Golden Estates                                 NAP            2/11/2002       2/18/2002
96         4350 - 4374 Transport Street                6/14/2002         7/15/2002        6/4/2002
---------------------------------------------------- --------------------------------------------------
97         Bedrosian Industrial Building               5/29/2002         6/18/2002       5/24/2002
98         Hazel Crest Shopping Center                 9/10/2001         9/10/2001       9/10/2001
99         High Voltage Breakers Building                 NAP            5/7/2002        4/15/2002
100        800 South Industry                          1/31/2002         1/28/2002       1/22/2002
101        South Garfield Avenue                          NAP            2/20/2002       2/14/2002
---------------------------------------------------- --------------------------------------------------
102        Belvedere Tiburon Office Park               3/14/2002         3/4/2002         3/8/2002
103        Heritage Apartments                         2/27/2002         2/14/2002       2/16/2002
104        West Walnut Street                             NAP            2/19/2002       2/14/2002
105        Creekstone Duplexes 44                      6/10/2002         6/7/2002         6/4/2002
106        Buena Park Shopping Center                  3/26/2002         3/18/2002       1/22/2002
---------------------------------------------------- --------------------------------------------------
107        Sunset Village                                 NAP            3/18/2002       3/15/2002
108        Tanglewood Apartments                       2/27/2002         2/11/2002       2/16/2002
109        Chaparral Plaza                                NAP            3/29/2002       3/25/2002
110        Villas at the Woodlands Apartments          2/12/2002         2/12/2002       2/11/2002
111        Creekstone Duplexes 42                      6/10/2002         6/7/2002         6/4/2002
---------------------------------------------------- --------------------------------------------------
112        Eastowne Plaza II                           4/18/2002         6/27/2002       4/15/2002
113        Handy Storage                               12/3/2001         12/3/2001       11/20/2001
114        Golden State Business Park                     NAP           11/13/2001       11/16/2001
115        PETsMART, Dallas, TX                           NAP            5/25/2002       5/23/2002
116        The Michigan Building and The Building      4/19/2002         4/8/2002        3/21/2002
---------------------------------------------------- --------------------------------------------------
116a       The Michigan Building                       4/19/2002         4/8/2002        3/21/2002
116b       The V Building                              4/19/2002         4/8/2002        3/21/2002
117        Brentwood House Shopping Center                NAP            5/2/2002         5/6/2002
118        Fairground Village                             NAP            4/24/2002       4/26/2002
119        Elsinore/Staples Store                         NAP            2/28/2002       1/25/2002
---------------------------------------------------- --------------------------------------------------
120        Puerto Vista Mobile Estates                    NAP            5/2/2002         5/3/2002
121        Hickory Hollow Shopping Center                 NAP            5/2/2002        4/26/2002
122        Commercenter Business Park                     NAP            5/13/2002        5/7/2002
123        San Rafael Business Center                     NAP            5/14/2002       5/17/2002
124        Desert Sage Apartments                         NAP            5/10/2002        5/2/2002
---------------------------------------------------- --------------------------------------------------
125        Garfield Avenue                                NAP            4/2/2002        3/12/2002

